CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY "[*]". CONFIDENTIAL INFORMATION OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    EXHIBIT 10.3

Form No. DMB 234 (Rev. 1/96)
AUTHORITY: Act 431 of 1984
COMPLETION: Required
PENALTY: Contract will not be executed unless form is filed

                                STATE OF MICHIGAN
                       DEPARTMENT OF MANAGEMENT AND BUDGET
                              OFFICE OF PURCHASING
                        P.O. BOX 30026, LANSING, MI 48909
                                       OR
                        530 W. ALLEGAN, LANSING, MI 48933

                                 CONTRACT NO. 071B1001026
                                     between
                              THE STATE OF MICHIGAN
                                       and

NAME & ADDRESS OF VENDOR
   Molina Healthcare of Michigan, Inc.              TELEPHONE Michael A. Graham
   dba Molina Healthcare of Michigan                (248) 454-1070
   43097 Woodward Avenue, Suite 200                 ---------------------------
   Bloomfield Hills, MI 48302                       VENDOR NUMBER/MAIL  CODE
                                                    (2) 38-3341599 (008)
                                                    ---------------------------
                                                    BUYER (517) 373-2467
                                                    /s/ Ray E. Irvine
                                                    -----------------
                                                    Ray E. Irvine
--------------------------------------------------------------------------------
Contract Administrator: Rick Murdock
 Comprehensive Health Care Program (CHCP) Services for Medicaid Beneficiaries in
          Selected Michigan Counties -- Department of Community Health
--------------------------------------------------------------------------------
CONTRACT PERIOD:           From: October 1, 2000            To: October 1, 2002*
--------------------------------------------------------------------------------
TERMS                                      SHIPMENT
                 N/A                                         N/A
--------------------------------------------------------------------------------
F.O.B.                                     SHIPPED FROM
                 N/A                                         N/A
--------------------------------------------------------------------------------
MINIMUM DELIVERY REQUIREMENTS
*Plus three (3) each possible one-year extensions
--------------------------------------------------------------------------------
MISCELLANEOUS INFORMATION:

The terms and conditions of this Contract are those of ITB #071I0000251, this Contract Agreement and the vendor's quote dated 5-1-00, and subsequent Best And Final offer. In the event of any conflicts between the specifications, terms and conditions indicated by the State and those indicated by the vendor, those of the State take precedence.

Estimated Contract Value: The exact dollar value of this contract is unknown; the Contractor will be paid based on actual beneficiary enrollment at the rates (prices) specified in Attachment A to the Contract
--------------------------------------------------------------------------------

THIS IS NOT AN ORDER: This Contract Agreement is awarded on the basis of our inquiry bearing the ITB No.071I0000251. A Purchase Order Form will be issued only as the requirements of the State Departments are submitted to the Office of Purchasing. Orders for delivery may be issued directly by the State Departments through the issuance of a Purchase Order Form.

All terms and conditions of the invitation to bid are made a part hereof.
================================================================================

FOR THE VENDOR:                                 FOR THE STATE:
 Molina Healthcare of Michigan, Inc.
 dba Molina Healthcare of Michigan              /s/ David F. Ancell
-------------------------------------------     -------------------------------
               Firm Name                                   Signature
        /s/ Michael A. Graham                           David F. Ancell
-------------------------------------------     --------------------------------
       Authorized Agent Signature                            Name
 Michael A. Graham, Chief Executive Officer        State Purchasing Director
-------------------------------------------     --------------------------------
    Authorized Agent (Print or Type)                         Title
              9/28/00                                       10/6/00
-------------------------------------------     --------------------------------
                Date                                         Date

                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

                                TABLE OF CONTENTS

                                    SECTION I

                    CONTRACTUAL SERVICES TERMS AND CONDITIONS

I-A    PURPOSE.................................................................................  1
I-B    ISSUING OFFICE..........................................................................  1
I-C    CONTRACT ADMINISTRATOR..................................................................  1
I-D    TERM OF CONTRACT........................................................................  2
I-E    PRICE...................................................................................  2
I-F    COST LIABILITY..........................................................................  2
I-G    CONTRACTOR RESPONSIBILITIES.............................................................  2
I-H    NEWS RELEASES...........................................................................  3
I-I    DISCLOSURE..............................................................................  4
I-J    CONTRACT INVOICING AND PAYMENT..........................................................  4
I-K    ACCOUNTING RECORDS......................................................................  4
I-L    INDEMNIFICATION.........................................................................  4
         1.   General Indemnification..........................................................  4
         2.   Patent/Copyright Infringement Indemnification....................................  5
         3.   Indemnification Obligation Not Limited...........................................  5
         4.   Continuation of Indemnification Obligation.......................................  6
         5.   Exclusion........................................................................  6
I-M    CONTRACTOR'S LIABILITY INSURANCE........................................................  6
I-N    LITIGATION..............................................................................  7
I-O    CANCELLATION............................................................................  8
I-P    ASSIGNMENT..............................................................................  9
I-Q    DELEGATION..............................................................................  9
I-R    CONFIDENTIALITY.........................................................................  9
I-S    NON-DISCRIMINATION CLAUSE...............................................................  9
I-T    MODIFICATION OF CONTRACT................................................................  9
I-U    ACCEPTANCE OF PROPOSAL CONTENT.......................................................... 10
I-V    RIGHT TO NEGOTIATE EXPANSION............................................................ 10
I-W    MODIFICATIONS, CONSENTS AND APPROVALS................................................... 10
I-X    ENTIRE AGREEMENT AND ORDER OF PRECEDENCE................................................ 10
I-Y    NO WAIVER OF DEFAULT.................................................................... 11
I-Z    SEVERABILITY............................................................................ 11
I-AA   DISCLAIMER.............................................................................. 11
I-BB   RELATIONSHIP OF THE PARTIES (INDEPENDENT CONTRACTOR).................................... 11
I-CC   NOTICES................................................................................. 11
I-DD   UNFAIR LABOR PRACTICES.................................................................. 11
I-EE   SURVIVOR................................................................................ 12
I-FF   GOVERNING LAW........................................................................... 12
I-GG   YEAR 2000 SOFTWARE COMPLIANCE........................................................... 12

                                   SECTION II

                                 WORK STATEMENT

II-A   BACKGROUND/PROBLEM STATEMENT............................................................ 13
         1.   Value Purchasing and Planning Principles......................................... 13
         2.   Managed Care Direction........................................................... 13

                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

TABLE OF CONTENTS (CON'T.)

                               SECTION II (con't.)

II-B   OBJECTIVES.............................................................................. 14
         1.   Objectives....................................................................... 14
         2.   Objectives for Special Needs..................................................... 14
         3.   Objectives for Contractor Accountability......................................... 14
II-C   SPECIFICATIONS.......................................................................... 15
II-D   TARGETED GEOGRAPHICAL AREA FOR
       IMPLEMENTATION OF THE CHCP.............................................................. 15
         1.   Regions.......................................................................... 15
         2.   Multiple Region Service Areas.................................................... 16
         3.   Alternative Regions.............................................................. 17
         4.   Contractor Minimum Capacity...................................................... 17
II-E   MEDICAID ELIGIBILITY AND CHCP ENROLLMENT................................................ 17
         1.   Medicaid Eligible Groups Who Must Enroll in the CHCP............................. 17
         2.   Medicaid Eligible Groups Who May Voluntarily Enroll in the CHCP.................. 18
         3.   Medicaid Eligible Groups Excluded From Enrollment in the CHCP.................... 18
II-F   ELIGIBILITY DETERMINATION............................................................... 18
II-G   ENROLLMENT IN THE CHCP.................................................................. 18
         1.   Enrollment Services.............................................................. 18
         2.   Initial Enrollment............................................................... 19
         3.   Enrollment Lock-in............................................................... 19
         4.   Rural Area Exception............................................................. 20
         5.   Enrollment Date.................................................................. 20
         6.   Newborn Enrollment............................................................... 20
         7.   Open Enrollment.................................................................. 20
         8.   Automatic Re-enrollment.......................................................... 21
         9.   Enrollment Errors by the Department.............................................. 21
        10.   Enrollees who move out of the Contractor's Service Area.......................... 21
        11.   Disenrollment Requests Initiated by the Contractor............................... 21
        12.   Medical Exception................................................................ 22
        13.   Disenrollment for Cause Initiated by the Enrollee................................ 22
II-H   SCOPE OF COMPREHENSIVE BENEFIT PACKAGE.................................................. 22
         1.   Services Included................................................................ 22
         2.   Enhanced Services................................................................ 23
         3.   Services Covered Outside of the CHCP Contract.................................... 24
         4.   Services Prohibited or Excluded Under Medicaid................................... 24
ll-I   SPECIAL COVERAGE PROVISIONS............................................................. 24
         1.   Emergency Services............................................................... 25
         2.   Out-of-Network Services.......................................................... 25
         3.   Family Planning Services......................................................... 26
         4.   Maternal and Infant Support Services............................................. 26
         5.   Federally Qualified Health Centers............................................... 27
         6.   Co-payments...................................................................... 28
         7.   Abortions........................................................................ 28
         8.   Pharmacy......................................................................... 28
         9.   Well Child Care/Early and Periodic Screening, Diagnosis & Treatment
              Program (EPSDT).................................................................. 29
        10.   Immunizations.................................................................... 30
        11.   Transportation................................................................... 30
        12.   Transplant Services.............................................................. 31
        13.   Post-Partum Stays................................................................ 31
        14.   Communicable Disease Services.................................................... 31
        15.   Restorative Health Services...................................................... 31
        16.   School Based/School Linked (Adolescent) Health Centers........................... 31
        17.   Hospice Services................................................................. 32

                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

TABLE OF CONTENTS (CON'T.)

                               SECTION II (con't.)

II-J   OBSERVANCE OF FEDERAL, STATE AND LOCAL LAWS............................................. 32
         1.   Special Waiver Provisions for CHCP............................................... 32
         2.   Fiscal Soundness of the Risk-Based Contractor.................................... 33
         3.   Suspended Providers.............................................................. 33
         4.   Public Health Reporting.......................................................... 33
         5.   Compliance with HCFA Regulation.................................................. 33
         6.   Advanced Directives Compliance................................................... 33
         7.   Medicaid Policy.................................................................. 34
II-K   CONFIDENTIALITY......................................................................... 34
II-L   CRITERIA FOR CONTRACTORS................................................................ 34
         1.   Administrative and Organizational Criteria....................................... 34
         2.   Financial Criteria............................................................... 34
         3.   Provider Network and Health Service Delivery Criteria............................ 34
II-M   CONTRACTOR ORGANIZATIONAL STRUCTURE, ADMINISTRATIVE
       SERVICES, FINANCIAL REQUIREMENTS AND PROVIDER NETWORKS.................................. 35
         1.   Organizational Structure......................................................... 35
         2.   Administrative Personnel......................................................... 35
              (a)  Executive Management........................................................ 36
              (b)  Medical Director............................................................ 36
              (c)  Quality Improvement/Utilization Director.................................... 36
              (d)  Chief Financial Officer..................................................... 36
              (e)  Support/Administrative Staff................................................ 36
              (f)  Member Services Staff....................................................... 37
              (g)  Provider Services Staff..................................................... 37
              (h)  Grievance/Complaint Coordinator............................................. 37
              (i)  Management Information Systems Director..................................... 37
         3.   Administrative Requirements...................................................... 37
         4.   Management Information Systems................................................... 37
         5.   Governing Body................................................................... 38
         6.   Provider Network in the CHCP..................................................... 38
              (a)  General..................................................................... 38
              (b)  Mainstreaming............................................................... 40
              (c)  Public and Community Providers and Organizations............................ 40
              (d)  Local Behavioral and Developmental Disability Agreements.................... 41
              (e)  Network Changes............................................................. 41
              (f)  Provider Contracts.......................................................... 41
              (g)  Disclosure of Physician Incentive Plan...................................... 42
              (h)  Provider Credentialling..................................................... 42
              (i)  Primary Care Provider Standards............................................. 42
II-N   PAYMENT TO PROVIDERS.................................................................... 44
         1.   Electronic Billing Capacity...................................................... 44
         2.   Prompt Payment................................................................... 44
         3.   Payment Resolution Process....................................................... 44
         4.   Arbitration...................................................................... 45
         5.   Post-payment Review.............................................................. 45
         6.   Total Payment.................................................................... 45
         7.   Case Rate Payments for Emergency Services........................................ 45
II-O   PROVIDER SERVICES....................................................................... 46
II-P   QUALITY ASSESSMENT AND PERFORMANCE IMPROVEMENT
       STANDARDS............................................................................... 46
         1.   Quality Assessment and Performance Improvement Program Standards................. 46
         2.   Performance Objectives........................................................... 48
         3.   Statewide Performance Improvement................................................ 48
         4.   External Quality Review.......................................................... 49
         5.   Annual Effectiveness Review...................................................... 49
         6.   Consumer Survey.................................................................. 49

                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

TABLE OF CONTENTS (CON'T.)

                               SECTION II (con't.)

II-Q   UTILIZATION MANAGEMENT.................................................................. 50
II-R   THIRD PARTY RESOURCE REQUIREMENTS....................................................... 50
II-S   MARKETING............................................................................... 50
         1.   Allowed Marketing Locations/Practices............................................ 51
         2.   Prohibited Marketing Locations/Practices......................................... 51
         3.   Marketing Materials.............................................................. 51
II-T   MEMBER SERVICES AND ENROLLEE SERVICES................................................... 52
         1.   General.......................................................................... 52
         2.   Enrollee Education............................................................... 52
         3.   Member Handbook/Provider Directory............................................... 53
         4.   Protection of Enrollees Against Liability for Payment and Balanced
              Billing.......................................................................... 54
II-U   GRIEVANCE/COMPLAINT PROCEDURES.......................................................... 54
         1.   Contractor Grievance/Complaint Procedure Requirements............................ 55
         2.   Notice to Enrollees of Grievance Procedure....................................... 55
         3.   State Medicaid Appeal Process.................................................... 55
         4.   Termination of Coverage.......................................................... 55
II-V   CONTRACTOR ON-SITE REVIEWS.............................................................. 58
II-W   CONTRACTOR REMEDIES..................................................................... 58
II-X   DATA REPORTING.......................................................................... 59
         1.   HEDIS............................................................................ 60
         2.   Encounter Data Reporting......................................................... 60
         3.   Financial and Claims Reporting Requirements...................................... 60
         4.   Quality Assessment and Performance Improvement Program Reporting................. 60
II-Y   RELEASE OF REPORT DATA.................................................................. 60
II-Z   MEDICAL RECORDS......................................................................... 61
         1.   Medical Record Maintenance....................................................... 61
         2.   Medical Record Confidentiality/Access............................................ 61
II-AA  SPECIAL RISK SHARING PROVISIONS......................................................... 61
II-BB  RESPONSIBILITIES OF THE DEPARTMENT OF COMMUNITY HEALTH.................................. 62
II-CC  RESPONSIBILITIES OF THE DEPARTMENT OF ATTORNEY GENERAL.................................. 63

                                SECTION III

                          CONTRACTOR INFORMATION

III-A  BUSINESS ORGANIZATION................................................................... 64

III-B  AUTHORIZED CONTRACTOR EXPEDITER......................................................... 64

                                APPENDICES

A      MODEL LOCAL AGREEMENT WITH LOCAL HEALTH DEPARTMENTS &
       MATRIX FOR COORDINATION OF SERVICES

B      MODEL LOCAL AGREEMENT WITH BEHAVIORAL PROVIDER

C      MODEL LOCAL AGREEMENT WITH DEVELOPMENTAL DISABILITY PROVIDER

D      FORMAT FOR PROFILES OF PRIMARY CARE PROVIDERS, SPECIALISTS,
       & ANCILLARY PROVIDER

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                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

TABLE OF CONTENTS (CON'T.)

                               APPENDICES (con't.)

E    ANNUAL CONSOLIDATED REPORT

F    SCHEDULE FOR REPORTING REQUIREMENTS FOR CONTRACTORS

                                   ATTACHMENTS

A    CONTRACTOR'S AWARDED PRICES

B    APPROVED SERVICE AREAS

C    CORRECTIVE ACTION PLANS (to be developed at a later date)

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                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

                        DEFINITIONS/EXPLANATION OF TERMS

ACIP Advisory Committee on Immunization Practices. A federal advisory committee convened by the Center for Disease Control, Public Health Service, Health & Human Services to make recommendations on the appropriate use and scheduling of vaccines and immunizations for the general public.

BALANCED BUDGET ACT      The Balanced Budget Act (BBA) of 1997 (Public law
                         105-33) was signed into law by President Clinton in August 1997. This legislation enacts the most significant changes to the Medicare and Medicaid
                         Programs since their inception. Additionally, it expands the services provided through the new Child
                         Health Insurance Program (Title XXI).

BENEFICIARY              Any person determined eligible for the Medical
                         Assistance Program as defined below.

BLANKET PURCHASE         Alternative term for "Contract" used in the State's
ORDER                    computer system (Michigan Automated Information
                         Network) MAIN.

BUSINESS DAY             Monday through Friday except those days identified by
                         the State as holidays.

CAC                      Clinical Advisory Committee appointed by the DCH.

CAPITATION RATE          A fixed per person monthly rate payable to the
                         Contractor by the DCH for provision of all Covered
                         Services defined within this Contract. This rate shall not exceed the limits set forth in 42 CFR 447.361.

CFR                      Code of Federal Regulations

CHCP Comprehensive Health Care Program. Capitated health care services for Medicaid Beneficiaries in specified counties provided by Contractors that contract with the State.

CLEAN CLAIM              For purposes of this Contract, a Clean Claim shall be
                         defined as in the Medicare Program unless otherwise
                         defined by State or Federal enacted legislation. A
                         Clean Claim is one that does not require further
                         investigation or the development of additional
                         information outside of the Contractor's operation
                         before processing the claim. Clean Claims also are
                         those that:
                         .    Pass edits and are processed electronically;
                         .    Do not require external development;
                         .    Are investigated within the Contractor's claims,
                              medical review or payment office without the need to contact the provider, Enrollee or other outside source;
                         Are subject to medical review but complete medical evidence is attached by the provider or forwarded simultaneously with EMC records in accordance with the Contractor's

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                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

DEFINITIONS/EXPLANATION OF TERMS (CON'T.)

CLEAN CLAIM (CON'T.)        instructions;
                         .  Identifies the health professional or the health
                            facility that provided treatment or service and includes a matching identifying number (provider ID number);
                         .  Identifies the patient and plan (member ID number
                            and plan name and/or ID number);
                         .  Lists the date and place of service;
                         .  Is for covered services;
                         .  If necessary, substantiates the medical necessity
                            and appropriateness of the care or services provided, that includes any applicable authorization number if prior authorization is required;
                         .  Includes additional documentation based upon
                            services rendered as reasonably required by the payer;
                         Is certified by the provider that the claim is true, accurate, prepared with the knowledge and consent of the provider, and does not contain untrue, misleading, or deceptive information, that identifies each attending, referring, or prescribing physician, dentist, or other practitioner by means of a program identification number on each claim or adjustment of a claim.

CMHSP                    Community Mental Health Services Program

CONTRACT A binding agreement between the State of Michigan and the Contractor (see also "Blanket Purchase").

CONTRACTOR               A successful Bidder who is awarded a Contract to
                         provide services under CHCP. In this Contract, the terms Contractor, Contractor's plan, Health Plan,
                         Qualified Health Plan, and QHP, are used interchangeably.

COVERED SERVICES         All services provided under Medicaid, as defined in
                         Section II-H (1)-(2) that the Contractor has agreed to provide or arrange to be provided.

CSHCS                    Children's Special Health Care Services.

DCH OR MDCH              The Department of Community Health or the Michigan
                         Department of Community Health and its designated agents.

DEPARTMENT               The Department of Community Health and it designated
                         agents.

DMB                      The Department of Management and  Budget.

EMERGENCY MEDICAL        Those services necessary to treat an emergency medical
CARE/SERVICES            condition. Emergency medical condition means a medical
                         condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent lay person,

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                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

DEFINITIONS/EXPLANATION OF TERMS (CON'T.)

EMERGENCY MEDICAL        with an average knowledge of health and medicine, could
CARE/SERVICES (CON'T.)   reasonably expect the absence of immediate medical
                         attention to result in: (i) serious jeopardy to the health of the individual or, in the case of a pregnant woman, the health of the woman or her unborn child;
                         (ii) serious impairment to bodily functions; or (iii) serious dysfunction of any bodily organ or part.

ENROLLEE Any Medicaid Beneficiary that is a member of the Contractor's health plan (see Beneficiary)

ENROLLMENT CAPACITY      The number of persons that the Contractor can serve
                         through its provider network under a Contract with the State. Enrollment Capacity is determined by a Contractor based upon its provider network and organizational capacity. The DCH will verify that the provider network is under contract and of sufficient size before accepting the enrollment capacity statement.

ENROLLMENT SERVICE       An entity contracted by the DMB to contact and educate
                         general Medicaid and Children's Special Health Care
                         Services Beneficiaries about managed care and to enroll, disenroll, and change enrollment(s) for these Beneficiaries.

FIA                      Family Independence Agency, formerly the Department of
                         Social Services.

FFS Fee-for-service. A reimbursement methodology that provides a payment amount for each individual service delivered.

FQHC                     Federal Qualified Health Center

HEALTH PLANS             Managed care organizations that provide or arrange for
                         the delivery of comprehensive health care services in exchange for a fixed prepaid sum or Per Member Per
                         Month prepaid payment without regard to the frequency, extent or kind of health care services. A Health Plan must be licensed as a Health Maintenance Organization
                         (HMO) not later than October 1, 2000. (See also
                         "Contractor.")

HEDIS                    Health Employer Data and Information Set.

HCFA The Health Care Financing Administration (and its designated agents) which is the federal agency within the United States Department of Health and Human Services responsible for administration of the Medicaid and Medicare programs.

HMO An entity defined in Michigan Compiled Laws (MCL 333.21005(2)) that has received and maintains a state license to operate as an HMO.

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                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

DEFINITIONS/EXPLANATION OF TERMS (CON'T.)

LONG TERM CARE           Any facility licensed and certified by the Michigan
FACILITY                 Department of Community Health, in accordance with 1978
                         PA 368, as amended, to provide inpatient nursing care services.

MECICAID/MEDICAL         A federal/state program authorized by the Title XIX of
ASSISTANCE PROGRAM       the Social Security Act, as amended, 42 U.S.C. 1396 et
                         seq.; and section 105 of 1939 PA 280, as amended, MCL
                         400.105; which provides federal matching funds for a Medical Assistance Program. Specified medical and financial eligibility requirements must be met.

MSA Medical Services Administration, the agency within the Department of Community Health responsible for the administration of the Medicaid Program.

PCP Primary Care Provider. Those providers within the Health Plans who are designated as responsible for providing or arranging health care for specified Enrollees of the Contractor. A PCP may be any of the following: family practice physician, general practice physician, internal medicine physician, OB/GYN specialist, pediatric physician when appropriate for an Enrollee, other physician specialists when appropriate for an Enrollee's health condition, nurse practitioner, and physician assistants.

PMPM                     Per Member Per Month.

PROVIDER Provider means a health facility or a person licensed, certified, or registered under parts 61 to 65 or 161 to 182 of Michigan's Public Health code, 1978 PA 368, as amended, MCL 333.6101- 333.6523 and MCL
                         333.16101-333.18237.

PURCHASING OFFICE        The Office of Purchasing within the Department of
                         Management and Budget that is the sole point of contact throughout the procurement process.

QIC                      Quality Improvement Committee appointed by the
                         Contractor.

QHP A Qualified Health Plan awarded a Contract to provide services under CHCP. (See also "Contractor").

RFP Request for Proposal. Interchangeable with ITB, (Invitation to Bid). A procurement document that describes the services required, and instructs prospective Bidders how to prepare a response.

                                       ix

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                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

DEFINITIONS/EXPLANATION OF TERMS (CON'T.)

RURAL Rural is defined as any county not included in a standard metropolitan area (SMA).

SUCCESSFUL BIDDER        The Bidder (Contractor) awarded a Contract as a result
                         of a proposal submitted in response to the ITB.

STATE                    The State of Michigan.

STATE PURCHASING         The Director of the Office of Purchasing within the
DIRECTOR                 Department of Management and Budget. Also referred to
                         as Director of Purchasing.

VFC Vaccines for Children program. A federal program which makes vaccine available free in immunize children age 18 and under who are Medicaid eligible, who have no health insurance, who are native Americans or Alaskans, or who have health insurance but not for immunizations and receive their immunization at a FQHC.

WELL CHILD               Early and periodic screening, diagnosis, and treatment
VISITS/EPSDT             program. A child health program of prevention and
                         treatment intended to ensure availability and accessibility of primary, preventive, and other necessary health care resources and to help Medicaid children and their families to effectively use these resources.

                                        x

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                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

                                    SECTION I
                    CONTRACTUAL SERVICES TERMS AND CONDITIONS

I-A  PURPOSE

     The State of Michigan, by the Department of Management and Budget (DMB), Office of Purchasing, hereby enters into a Contract with the Contractor identified in Section III-A for the Michigan Department of Community Health
     (DCH).

     The purpose of this Contract is to obtain the services of the Contractor to provide Comprehensive Health Care Program (CHCP) Services for Medicaid beneficiaries (Beneficiaries) in the service area as described in Attachment B to this Contract. This is a unit price (Per Member Per Month [PMPM] Capitated Rate) Contract, see Attachment A. The term of the Contract shall be effective October 1, 2000 and continue to October 1, 2002. The Contract may be extended for no more than three(3) one year extensions after September 30, 2002.

I-B  ISSUING OFFICE

     This Contract is issued by DMB, Office of Purchasing (Office of Purchasing), for and on the behalf of DCH. Where actions are a combination of those of the Office of Purchasing and DCH, the authority will be known as the State.

     The Office of Purchasing is the sole point of contact in the State with regard to all procurement and contractual matters relating to the services describe herein.. The Office of Purchasing is the only office authorized to change, modify, amend, clarify, or otherwise alter the prices, specifications, terms, and conditions of this Contract. The OFFICE OF PURCHASING will remain the SOLE POINT OF CONTACT until such time as the Director of Purchasing shall direct otherwise in writing. See Paragraph I-C below. All communications with the DMB must be addressed to:

           Ray Irvine
           Office of Purchasing
           Department of Management & Budget
           P.O. Box 30026
           Lansing, MI 48909

I-C  CONTRACT ADMINISTRATOR

     Upon receipt by the Office of Purchasing of the properly executed Contract, it is anticipated that the Director of Purchasing will direct that the person named below be authorized to administer the Contract on a day-to-day basis during the term of the Contract. However, administration of this Contract implies no authority to change, modify, clarify, amend, or otherwise alter the prices, terms, conditions, and specifications of the Contract. That authority is retained by the Office of Purchasing. The Contract Administrator for this project is:

           Richard B. Murdock, Director
           Comprehensive Health Plan Division
           Medical Services Administration
           Department of Community Health
           P.O. Box 30479
           Lansing, Michigan 48909

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                                                           CONTRACT #071B1001026
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I-D  TERM OF CONTRACT

     The term of this Contract shall be from October 1, 2000 through September 30, 2002. The Contract may be extended for no more than three (3) one year extensions after September 30, 2002. The State's fiscal year is October 1st through September 30th. Payments in any given fiscal year are contingent upon and subject to enactment of legislative appropriations.

     Because Beneficiaries must have a choice among Contractors, the State cannot guarantee an exact number of Enrollees to any Contractor.

1-E  PRICE

     Prices shall be held firm through September 30, 2001. Prices offered by the Contractor in the response to the RFP for the period October 1, 2001 through October 1, 2002 are subject to written acceptance by the Director of Purchasing. Price adjustments for this second year period of the Contract and for any Contract extension thereafter may be proposed by the State or the Contractor. Price adjustments proposed by the Contractor must be submitted in writing to the Director of Purchasing no later than June 15th of each contract year. Price adjustments proposed by the State will be submitted to the Contractor in no later than June 15th of each contract year.

     Any changes requested by either party are subject to negotiation and written acceptance by the State Purchasing Director before becoming effective. In the event the State and the Contractor cannot agree to changes by August 31st of each contract year, the Contract may be canceled pursuant to Section I-O (6) CANCELLATION. The exact dollar value of this Contract is unknown; the Contractor will be paid based on actual Beneficiary enrollment at the rates (prices) specified in Attachment "A" (Awarded Prices) of the Contract.

I-F  COST LIABILITY

     The State assumes no responsibility or liability for costs incurred by the Contractor prior to the signing of this Contract by all parties. Total liability of the State is limited to the terms and conditions of this Contract.

I-G  CONTRACTOR RESPONSIBILITIES

     The Contractor will be required to assume responsibility for all contractual activities relative to this Contract whether or not that Contractor performs them. Further, the State will consider the Contractor to be the sole point of contact with regard to contractual matters, including payment of any and all charges resulting from the Contract. Although it is anticipated that the Contractor will perform the major portion of the duties as requested, subcontracting by the Contractor for performance of any of the functions requires prior notice to the State. The Contractor must identify all subcontractors, including firm name and address, contact person, complete description of work to be subcontracted, and descriptive information concerning subcontractor's organizational abilities. The Contractor must also outline the contractual relationship between the Contractor and each subcontractor. The State reserves the right to approve subcontractors for administrative functions for this project and to require the

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     Contractor to replace subcontractors found to be unacceptable. The
     Contractor is totally responsible for adherence by the subcontractor to all provisions of the Contract.

     A subcontractor is any person or entity that performs a required, ongoing function of the Contractor under this Contract. A health care provider included in the network of the Contractor is not considered a subcontractor for purposes of this Contract unless otherwise specifically noted in this Contract. Contracts for one-time only functions or service contracts, such as maintenance or insurance protection, are not intended to be covered by this section.

     Although Contractors may enter into subcontracts, all communications shall take place between the Contractor and the State directly; therefore, all communication by subcontractors must be with the Contractor only, not with the State.

     If a Contractor elects to use a subcontractor not specified in the Contractor's response, the State must be provided with a written request at least 21 days prior to the use of such subcontractor. Use of a subcontractor not approved by the State may be cause for termination of the Contract.

     In accordance with 42 CFR 434.6(b), all subcontracts entered into by the Contractor must be in writing and fulfill the requirements of 42 CFR 434.6(a) that are appropriate to the service or activity delegated under the subcontract. All subcontracts must be in compliance with all State of Michigan statutes and will be subject to the provisions thereof. All subcontracts must fulfill the requirements of this Contract that are appropriate to the services or activities delegated under the subcontract. For each portion of the proposed services to be arranged for and administered by a subcontractor, the technical proposal must include: (1) the identification of the functions to be performed by the subcontractor, and (2) the subcontractor's related qualifications and experience. All employment agreements, provider contracts, or other arrangements by which the Contractor intends to deliver services required under this Contract, whether or not characterized as a subcontract, shall be subject to review and approval by the State and must meet all other requirements of this paragraph appropriate to the service or activity delegated under the agreement.

     The Contractor shall furnish information to the State as to the amount of the subcontract, the qualifications of the subcontractor for guaranteeing performance, and any other data that may be required by the State. All subcontracts held by the Contractor shall be made available on request for inspection and examination by appropriate State officials, and such relationships must meet with the approval of the State.

     The Contractor shall furnish information to the State necessary to administer all requirements of the Contract. The State shall give Contractors at least 30 days notice before requiring new information.

I-H  NEWS RELEASES

     News releases pertaining to this document or the services, study, data, or project to which it relates will not be made without prior written State approval, and then only in accordance with the explicit written instructions from the State. No information or data related to this Contract is to be released without prior approval of the designated State personnel.

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I-I  DISCLOSURE

     All information in this Contract is subject to the provisions of the Freedom of Information Act, 1976 PA 442, as amended, MCL 15.231, et seq.

I-J  CONTRACT INVOICING AND PAYMENT

     This Contract reflects a fixed reimbursement mechanism and the specific payment schedule for this Contract will be monthly. The services will be under a fixed price per covered member multiplied by the actual member count assigned to the Contractor in the month for which payment is made. DCH will generate reports to the Contractor prior to month's end identifying expected enrollment for the following service month. At the beginning of the service month, DCH will automatically generate invoices based on actual member enrollment. The Contractor will receive one lump-sum payment approximately at mid-service month. A process will be in place to ensure timely payments and to identify Enrollees that the Contractor was responsible for during the month but for which no payment was received in the service month (e.g., newborns).

     The application of Contract remedies and performance bonus payments as described in Section II of this Contract will affect the lump sum payment. Payments in any given fiscal year are contingent upon and subject to enactment of legislative appropriations.

I-K  ACCOUNTING RECORDS

     The Contractor will be required to maintain all pertinent financial and accounting records and evidence pertaining to the Contract in accordance with generally accepted accounting principles and other procedures specified by the State of Michigan. Financial and accounting records shall be made available, upon request, to the Health Care Financing Administration (HCFA), the State of Michigan, its designees, the Department of Attorney General, or the Office of Auditor General at any time during the Contract period and any extension thereof, and for six (6) years from expiration date and final payment on the Contract or extension thereof.

I-L  INDEMNIFICATION

     1.   General Indemnification

          The Contractor shall indemnify, defend and hold harmless the State, its departments, divisions, agencies, sections, commissions, officers, employees and agents, from and against all losses, liabilities, penalties, fines, damages and claims (including taxes), and all related costs and expenses (including reasonable attorneys' fees and disbursements and costs of investigation, litigation, settlement, judgments, interest and penalties), arising from or in connection with any of the following:

          (a) any claim, demand, action, citation or legal proceeding against the State, its employees and agents arising out of or resulting from (1) the products and services provided or (2) performance of the work, duties, responsibilities, actions or omissions of the Contractor or any of its subcontractors under this Contract;

          (b) any claim, demand, action, citation or legal proceeding against the State, its employees and agents arising out of or resulting from a breach by the Contractor of any representation or warranty made by the Contractor in the Contract;

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          (c)  any claim, demand, action, citation or legal proceeding against the State, its employees and agents arising out of or related to occurrences that the Contractor is required to insure against as provided for in this Contract;

          (d) any claim, demand, action, citation or legal proceeding against the State, its employees and agents arising out of or resulting from the death or bodily injury of any person, or the damage, loss or destruction of any real or tangible personal property, in connection with the performance of services by the Contractor, by any of its subcontractors, by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable;

          (e) any claim, demand, action, citation or legal proceeding against the State, its employees and agents which results from an act or omission of the Contractor or any of its subcontractors in its or their capacity as an employer of a person.

     2.   Patent/Copyright Infringement Indemnification

          The Contractor shall indemnify, defend and hold harmless the State, its employees and agents from and against all losses, liabilities, damages (including taxes), and all related costs and expenses (including reasonable attorney's fees and disbursements and costs of investigation, litigation, settlement, judgments, interest and penalties) incurred in connection with any action or proceeding threatened or brought against the State to the extent that such action or proceeding is based on a claim that any piece of equipment, software, commodity or service supplied by the Contractor or its subcontractors, or the operation of such equipment, software, commodity or service, or the use or reproduction of any documentation provided with such equipment, software, commodity or service infringes any United States of America or foreign patent, copyright, trade secret or other proprietary right of any person or entity, which right is enforceable under the laws of the United States of America. In addition, should the equipment, software, commodity, or service, or the operation thereof, become or in the Contractor's opinion be likely to become the subject of a claim of infringement, the Contractor shall at the Contractor's sole expense (i) procure for the State the right to continue using the equipment, software, commodity or service or, if such option is not reasonably available to the Contractor, (ii) replace or modify the same with equipment, software, commodity or service of equivalent function and performance so that it becomes non-infringing, or, if such option is not reasonably available to the Contractor, (iii) accept its return by the State with appropriate credits to the State against the Contractor's charges and reimburse the State for any losses or costs incurred as a consequence of the State ceasing its use and returning it.

     3.   Indemnification Obligation Not Limited

          In any and all claims against the State of Michigan, or any of its agents or employees, by any employee of the Contractor or any of its subcontractors, the indemnification obligation under the Contract shall not be limited in any way by the amount or type of damages, compensation or benefits payable by or for the Contractor or any of its subcontractors under worker's disability compensation acts, disability benefits acts, or other employee benefits acts. This indemnification clause is intended to be comprehensive. Any overlap in subclauses, or the fact that greater specificity is provided as to some categories of risk, is not intended to limit the scope of indemnification under any other subclause.

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     4.   Continuation of Indemnification Obligation

          The duty to indemnify will continue in full force and effect notwithstanding the expiration or early termination of the Contract with respect to any claims based on facts or conditions that occurred prior to termination.

     5.   Exclusion

          The Contractor is not required to indemnify the State of Michigan for services provided by health care providers mandated under federal statute or State policy, unless the health care provider is a voluntary contractual member of the Contractor's provider network. Local agreements with Community Mental Health Services program (CMHSP) do not constitute network provider contracts.

I-M  CONTRACTOR'S LIABILITY INSURANCE

     The Contractor shall purchase and maintain such insurance as will protect it from claims set forth below, which may arise out of or result from the Contractor's operations under the Contract whether such operations are by it or by any subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

     1) Claims under workers' disability compensation, disability benefit and other similar employee benefit act. A non-resident Contractor shall have insurance for benefits payable under Michigan's Workers' Disability Compensation Law for any employee resident of and hired in Michigan; and as respects any other employee protected by workers' disability compensation laws of any other state the Contractor shall have insurance or participate in a mandatory State fund to cover the benefits payable to any such employee.

          In the event any work is subcontracted, the Contractor shall require the subcontractor similarly to provide workers' compensation insurance for all the subcontractor's employees working in the State, unless those are covered by the workers' compensation protection afforded by the Contractor. Any subcontract executed with a firm not having the requisite workers' compensation coverage will be considered void by the State.

     2) Claims for damages because of bodily injury, occupational sickness or disease, or death of its employees.

     3) Claims for damages because of bodily injury, sickness or disease, or death of any person other than its employees, subject to limits of liability of not less than $1,000,000.00 each occurrence and, when applicable, $2,000,000.00 annual aggregate for non-automobile hazards and as required by law for automobile hazards.

     4) Claims for damages because of injury to or destruction of tangible property, including loss of use resulting therefrom, subject to a limit of liability of not less than $50,000.00 each occurrence for non-automobile hazards and as required by law for automobile hazards.

     5) Insurance for subparagraphs (3) and (4) non-automobile hazards on a combined single limit of liability basis shall not be less than $1,000,000.00 each occurrence and when applicable, $2,000,000.00 annual aggregate.

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     6)   Director's and Officer's Errors and Omissions coverage that includes coverage of the Contractor's peer review and care management activities and has limits of at least $1,000,000.00 per occurrence and $3,000,000.00 aggregate.

     7) The Contractor shall also require that each of its subcontractors maintain insurance coverage as specified above, except for subparagraph (6), or have the subcontractors provide coverage for each subcontractor's liability and employees. The Contractor must provide proof, upon request of the DCH, of its Provider's medical professional liability insurance in amounts consistent with the community accepted standards for similar professionals. The provision of this clause shall not be deemed to limit the liability or responsibility of the Contractor or any of its subcontractors herein.

     8) The insurance shall be written for not less than any limits of liability herein specified or required by law, whichever is greater, and shall include contractual liability insurance as applicable to the Contractor's obligations under the Indemnification clause of the Contract.

     9) BEFORE STARTING WORK THE CONTRACTOR'S INSURANCE AGENCY MUST FURNISH TO THE DIRECTOR OF THE OFFICE OF PURCHASING, ORIGINAL CERTIFICATE(S) OF INSURANCE VERIFYING THAT THE REQUIRED LIABILITY COVERAGE IS IN EFFECT FOR THE AMOUNTS SPECIFIED IN THE CONTRACT. THE CONTRACT NUMBER MUST BE SHOWN ON THE CERTIFICATE OF INSURANCE TO ENSURE CORRECT FILING. The Contractor must immediately notify the State of any changes in type, amount, or duration of insurance coverage. These certificates shall contain a provision to the effect that the policy will not be canceled until at least fifteen days prior written notice has been given to the State. The written notice will have the Contract number and must be received by the Director of Purchasing.

I-N  LITIGATION

     The State, its departments, and its agents shall not be responsible for representing or defending the Contractor, Contractor's personnel, or any other employee, agent or subcontractor of the Contractor, named as a defendant in any lawsuit or in connection with any tort claim.

     The State and the Contractor agree to make all reasonable efforts to cooperate with each other in the defense of any litigation brought by any person or persons not a party to the Contract.

     The Contractor shall submit annual litigation reports in a format established by DCH, providing the following detail for all civil litigation that the Contractor, subcontractor, or the Contractor's insurers or insurance agents are parties to:

             Case name and docket number
             Name of plaintiff(s) and defendant(s)
             Names and addresses of all counsel appearing
             Nature of the claim
             Status of the case.

     The provisions of this section shall survive the expiration or termination of the Contract.

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I-O  CANCELLATION

     1) The State may cancel the Contract for default of the Contractor. Default is defined as the failure of the Contractor to fulfill the obligations of the proposal or Contract. In case of default by the Contractor, the State may immediately cancel the Contract without further liability to the State, its departments, agencies, and employees, and procure the articles or services from other sources, and hold the Contractor responsible for all costs occasioned thereby.

     2) The State may cancel the Contract in the event the State no longer needs the services or products specified in the Contract, or in the event program changes, changes in laws, rules or regulations occur. The State may cancel the Contract without further liability to the State, its departments, divisions, agencies, sections, commissions, officers, agents and employees by giving the Contractor written notice of such cancellation 30 days prior to the date of cancellation.

     3) The State may cancel the Contract for lack of funding. The Contractor acknowledges that the term of this Contract extends for several fiscal years and that continuation of this Contract is subject to appropriation of funds for this project. If funds to enable the State to effect continued payment under this Contract are not appropriated or otherwise made available, the State shall have the right to terminate this Contract without penalty at the end of the last period for which funds have been appropriated or otherwise made available by giving written notice of termination to the Contractor. The State shall give the Contractor written notice of such non-appropriation within 30 days after it receives notice of such non-appropriation.

     4) The State may immediately cancel the Contract without further liability to the State, its departments, divisions, agencies, sections, commissions, officers, agents and employees if the Contractor, an officer of the Contractor, or an owner of a 25% or greater share of the Contractor, is convicted of a criminal offense incident to the application for or performance of a State, public, or private contact or subcontract; or convicted of a criminal offense including but not limited to any of the following: embezzlement, theft, forgery, bribery, falsification or destruction of records, receiving stolen property, attempting to influence a public employee to breach the ethical conduct standards for State of Michigan employees; convicted under state or federal antitrust statutes; or convicted of any other criminal offense, which, in the sole discretion of the State, reflects poorly on the Contractor's business integrity.

     5) The State may immediately cancel the Contract in whole or in part by giving notice of termination to the Contractor if any final administrative or judicial decision or adjudication disapproves a previously approved request for purchase of personal services pursuant to Constitution 1963, Article 11, Section 5, and Civil Service Rule 4-6.

     6) The State may, with 30 days written notice to the Contractor, cancel the Contract in the event prices proposed for Contract modification/extension are unacceptable to the State. (See Sections I-E, Price, and I-T, Modification of Contract).

     7) Either the State or the Contractor may, upon 90 days written notice, cancel the contract for the convenience of either party.

     In the event that a Contract is canceled, the Contractor will cooperate with the State to implement a transition plan for Enrollees. The Contractor will be paid for Covered Services provided during the transition period in accordance with the Capitation Rates in effect between the Contractor and the State at the time of cancellation. Contractors will be provided due process before the termination of any Contract.

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I-P  ASSIGNMENT

     The Contractor shall not have the right to assign or delegate any of its duties or obligations under this Contract to any other party (whether by operation of law or otherwise), without the prior written consent of the State Purchasing Director. To obtain consent for assignment of this Contract to another party, documentation must be provided to the State Purchasing Director to demonstrate that the proposed assignee meets all of the requirements for a Contractor under this Contract. Any purported assignment in violation of this Section shall be null and void. Further, the Contractor may not assign the right to receive money due under the Contract without consent of the Director of Purchasing.

I-Q  DELEGATION

     The Contractor shall not delegate any duties or obligations under this Contract to a subcontractor other than a subcontractor named in the bid unless the State Purchasing Director has given written consent to the delegation.

I-R  CONFIDENTIALITY

     The use or disclosure of information regarding Enrollees obtained in connection with the performance of this Contract shall be restricted to purposes directly related to the administration of services required under the Contract.

I-S  NON-DISCRIMINATION CLAUSE

     The Contractor shall comply with the Elliott-Larsen Civil Rights Act, 1976 PA 453, as amended, MCL 37.2101 et seq., the Persons with Disabilities Civil Rights Act, 1976 PA 220, as amended, MCL 37.1101 et seq., and all other federal, state and local fair employment practices and equal opportunity laws and covenants that it shall not discriminate against any employee or applicant for employment, to be employed in the performance of this Contract, with respect to his or her hire, tenure, terms, conditions, or privileges of employment, or any matter directly or indirectly related to employment, because of his or her race, religion, color, national origin, age, sex, height, weight, marital status, or physical or mental disability that is unrelated to the individual's ability to perform the duties of a particular job or position. The Contractor agrees to include in every subcontract entered into for the performance of this Contract this covenant not to discriminate in employment. A breach of this covenant is a material breach of this Contract.

I-T  MODIFICATION OF CONTRACT

     The Director of Purchasing reserves the right to modify Covered Services required under this Contract during the course of this Contract. Such modification may include adding or deleting tasks that this service shall encompass and/or any other modifications deemed necessary. Any changes in pricing proposed by the Contractor resulting from the requested changes are subject to acceptance by the State. Changes may be increases or decreases. Contract changes will not be necessary in order for the Contractor to keep current with changes in the delivery of Covered Services that may result from new technology or new drugs.

     IN THE EVENT PRICES SUBMITTED AS THE RESULT OF A MODIFICATION OF COVERED SERVICE ARE NOT ACCEPTABLE TO THE STATE, THE CONTRACT MAY BE TERMINATED AND THE CONTRACT MAY BE SUBJECT TO COMPETITIVE

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     BIDDING AND AWARD BASED UPON THE NEW MODIFIED COVERED SERVICES IF ADEQUATE
     CAPACITY IS NOT READILY AVAILABLE TO SERVE BENEFICIARIES IN THE AFFECTED SERVICE AREA THROUGH EXISTING CONTRACTS WITH OTHER CONTRACTORS.

I-U  ACCEPTANCE OF PROPOSAL CONTENT

     The contents of the RFP and the Contractor's proposal resulting in this Contract are contractual obligations.

I-V  RIGHT TO NEGOTIATE EXPANSION

     The State reserves the right to negotiate expansion of the services outlined within this Contract to accommodate the related service needs of additional selected State agencies, or of additional entities within DCH.

     Such expansion shall be limited to those situations approved and negotiated by the Office of Purchasing at the request of DCH or another State agency. The Contractor shall be obliged to expeditiously evaluate and respond to specified needs submitted by the Office of Purchasing with a proposal outlining requested services and pricing. All pricing for expanded services shall be shown to be consistent with the cost elements and/or unit pricing of the original Contract.

     In the event that a Contract expansion proposal is accepted by the State, the Office of Purchasing shall issue a Contract change notice to the Contract as notice to the Contractor to provide the work specified. Compensation is not allowed the Contractor until such time as a Contract change notice is issued.

I-W  MODIFICATIONS, CONSENTS AND APPROVALS

     This Contract will not be modified, amended, extended, or augmented, except by a writing executed by the parties hereto, and any breach or default by a party shall not be waived or released other than in writing signed by the other party.

I-X  ENTIRE AGREEMENT AND ORDER OF PRECEDENCE

     The following documents constitute the complete and exclusive statement of the agreement between the parties as it relates to this transaction. In the event of any conflict among the documents making up the Contract, the following order of precedence shall apply (in descending order of precedence):

         A.   This Contract and any Addenda thereto
         B.   State's RFP and any Addenda thereto
         C.   Contractor's proposal to the State's RFP and Addenda
         D. Policy manuals of the Medical Assistance Program and subsequent publications

     In the event of any conflict over the interpretation of the specifications, terms, and conditions indicated by the State and those indicated by the Contractor, those of the State take precedence.

     This Contract supersedes all proposals or other prior agreements, oral or written, and all other communications between the parties.

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I-Y  NO WAIVER OF DEFAULT

     The failure of the State to insist upon strict adherence to any term of this Contract shall not be considered a waiver or deprive the State of the right thereafter to insist upon strict adherence to that term, or any other term, of the Contract.

I-Z  SEVERABILITY

     Each provision of this Contract shall be deemed to be severable from all other provisions of the Contract and, if one or more of the provisions shall be declared invalid, the remaining provisions of the Contract shall remain in full force and effect.

I-AA DISCLAIMER

     All statistical and fiscal information contained within the Contract and its attachments, and any amendments and modifications thereto, reflect the best and most accurate information available to DCH at the time of drafting. No inaccuracies in such data shall constitute a basis for legal recovery of damages, either real or punitive.

     Captions and headings used in this Contract are for information and organization purposes. Captions and headings, including inaccurate references, do not, in any way, define or limit the requirements or terms and conditions of this Contract.

I-BB RELATIONSHIP OF THE PARTIES (INDEPENDENT CONTRACTOR)

     The relationship between the State and the Contractor is that of client and independent contractor. No agent, employee, or servant of the Contractor or any of its subcontractors shall be deemed to be an employee, agent or servant of the State for any reason. The Contractor will be solely and entirely responsible for its acts and the acts of its agents, employees, servants, and subcontractors during the performance of a contract resulting from this Contract.

I-CC NOTICES

     Any notice given to a party under this Contract must be written and shall be deemed effective, if addressed to such party at the address indicated in sections I-B, I-C and III-A of this Contract upon (i) delivery, if hand delivered; (ii) receipt of a confirmed transmission by telefacsimile if a copy of the notice is sent by another means specified in this Section;
     (iii) the third (3rd) Business Day after being sent by U.S. mail, postage pre-paid, return receipt requested; or (iv) the next Business Day after being sent by a nationally recognized overnight express courier with a reliable tracking system.

     Either party may change its address where notices are to be sent by giving written notice in accordance with this Section.

I-DD UNFAIR LABOR PRACTICES

     Pursuant to 1980 PA 278, as amended, MCL 423.321 et seq., the State shall not award a contract or subcontract to an employer or any subcontractor, manufacturer or supplier of the employer, whose name appears in the current register compiled by the Michigan Department of Consumer and Industry Services. The State may void any contract if, subsequent to award of the Contract, the name of the Contractor as an employer, or the name of the subcontractor, manufacturer of supplier of the contractor appears in the register.

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I-EE SURVIVOR

     Any provisions of the Contract that impose continuing obligations on the parties including, but not limited to, the Contractor's indemnity and other obligations, shall survive the expiration or cancellation of this Contract for any reason.

I-FF GOVERNING LAW

     This Contract shall in all respects be governed by, and construed in accordance with, the laws of the State of Michigan.

I-GG YEAR 2000 SOFTWARE COMPLIANCE

     The Contractor warrants that all software which the Contractor either sells or licenses to the State of Michigan and used by the State prior to, during or after the calendar year 2000, includes or shall include, at no added cost to the State, design and performance so the State shall not experience software abnormality and/or the generation of incorrect results from the software, due to date oriented processing, in the operation of the business of the State of Michigan.

     The software design, to insure year 2000 compatibility, shall include, but is not limited to: data structures (databases, data files, etc.) that provide 4-digit date century; stored data that contain date century recognition, including, but not limited to, data stores in databases and hardware device internal system dates; calculations and program logic (e.g., sort algorithms, calendar generation, event recognition, and all processing actions that use or produce date values) that accommodates same century and multi-century formulas and date values; interfaces that supply data to and receive data from other systems or organizations that prevent non-compliant dates and data from entering any State system; user interfaces (i.e., screens, reports, etc.) that accurately show 4 digit years; and assurance that the year 2000 shall be correctly treated as a leap year within all calculation and calendar logic.

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                                   SECTION II
                                 WORK STATEMENT

II-A BACKGROUND/PROBLEM STATEMENT

     1.   Value Purchasing

          The creation of DCH through Executive Order 1996-1 brought together policy, programs and resources to enable the State to become a more effective purchaser of health care services for the Medicaid population. As the single State agency responsible for health policy and purchasing of health care services using State appropriated and federal matching funds, DCH intends to get better value while ensuring quality and access. DCH will focus on "value purchasing". Value purchasing involves aligning financing incentives to stimulate appropriate changes in the health delivery system that will:

               .    bring organization and accountability for the full range of benefits,
               .    provide greater flexibility in the range of services;
               .    improve access to and quality of care;
               .    achieve greater cost efficiency; and
               .    link performance of Contractors to improvements in the
                    health status of the community.

     2.   Managed Care Direction

          Under the Comprehensive Health Care Program (CHCP), the State selectively contracts with Contractors who will accept financial risk for managing comprehensive care through a performance contract. The managed care direction is the health care purchasing direction for Michigan's future. Change in health care delivery systems is happening at the national and state levels. Michigan will proactively work to shape the health care marketplace as a purchaser of services. The focus will be on quality of care, accessibility, and cost-effectiveness.

          It is critical that Michigan act now to bring the rate of growth in Medicaid more in line with the forecasted rate of growth in State revenues. Since 1990, State revenues have grown by about 3% per year. The growth of the Medicaid budget must be slowed but, at the same time, access to quality health care for the Medicaid population must be ensured.

          There are three basic ways to slow down cost growth: restrict eligibility, reduce benefits, or stimulate more efficiency in the health delivery system through managed care. DCH has chosen not to make program cuts, but rather to use the efficiency approach because other important health care goals can be achieved at the same time.

          There are two categories of specialized services that are available outside of the CHCP. These are behavioral health services and services for persons with developmental disabilities. These specialized services are clearly defined as beyond the scope of benefits that are included in the CHCP. Any Contractor contracting with the State as a capitated managed care provider will be responsible for coordinating access to these specialized services with those providers designated by the State to provide them. The criteria for contracted Qualified Health Plans (QHPs) include the implementation of local agreements with the behavioral health and developmental disability providers who are under

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          contract with DCH. Model agreements between Contractors and behavioral health and developmental disability providers are included in the appendix to this Contract.

II-B OBJECTIVES

     1.   Objectives

          The Contract objectives of the State are:

               .    the assurance of access to primary and preventive care;
               .    the coordination for all necessary health care services;
               .    the provision of medical care that is of high quality,
                    provides continuity and is appropriate for the individual;
                    and
               .    the delivery of health care in a manner that makes costs
                    more predictable for the Medicaid population.

     2.   Objectives for Special Needs

          When providing services under the CHCP, the Contractor must take into consideration the requirements of the Medicaid program and how to best serve the Medicaid population in the CHCP. As an objective, the Contractor must also stress the collaborative effort of both the State and the private sector to operate a managed care system that meets the special needs of these Enrollees.

          It is recognized that special needs will vary by individual and by county or region. Contractors must have an underlying organizational capacity to address the special needs of their Enrollees, such as: responding to requests for assignment of specialists as Primary Care Providers (PCP), assisting in coordinating with other support services, and generally responding and anticipating needs of Enrollees with special needs. Under their Covered Service responsibilities, Contractors are expected to provide early prevention and intervention services for recipients with special needs, as well as all other recipients.

          As an example, while support services for persons with developmental disabilities may be outside of the direct service responsibility of the Contractor, the Contractor does have responsibility to assist in coordinating arrangements to receive necessary support services. This coordination must be consistent with the person-centered planning principles established within the revised Michigan's Mental Health Code.

          Another example would be for Enrollees who have chronic illnesses such as diabetes or end-stage renal disease. In these instances, the PCP assignment may be more appropriately located with a specialist within the Contractor's network. When a Contractor designates a physician specialist as the PCP, that PCP will be responsible for coordinating all continuing medical care for the assigned Enrollee.

     3.   Objectives for Contractor Accountability

          Contractor accountability must be established in order to ensure that the State's objectives for managed care and goal for immunizations are met and the objectives for special populations are addressed. Contractors contracting with the State will be held accountable for:

               . Ensuring that all Covered Services are available and accessible to Enrollees with reasonable promptness and in a manner which ensures continuity.

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                    Medically necessary services shall be available and
                    accessible 24 hours a day and 7 days a week.
               . Delivering health care services in a manner that focuses on health promotion and disease prevention and features disease management strategies.
               . Demonstrating the Contractor's capacity to adequately serve the Contractor's expected enrollment of Enrollees.
               . Providing access to appropriate providers, including qualified specialists for all medically necessary services including those specialists described under model agreements for behavioral health and developmental disabilities.
               . Providing assurances that it will not deny enrollment to, expel, or refuse to re- enroll any individual because of the individual's health status or need for services, and that it will notify all eligible persons of such assurances at the time of enrollment.
               .    Paying providers in a timely manner for all Covered
                    Services.
               . Establishing an ongoing internal quality improvement and utilization review program.
               . Providing procedures to ensure program integrity through the detection and elimination of fraud and abuse and cooperate with DCH and the Department of Attorney General as necessary.
               . Reporting encounter data and aggregate data including data on inpatient and outpatient hospital care, physician visits, pharmaceutical services, and other services specified by the Department.
               . Providing procedures for hearing and timely resolving grievances between the Contractor and Enrollees.
               . Providing for outreach and care coordination to Enrollees to assist them in using their health care resources appropriately.
               . Collaborating, through local agreements, with specialized behavioral and developmental disability services contractors on services provided by them to the Contractor's Enrollees.
               . Providing assurances for the Contractor's solvency and guaranteeing that Enrollees and the State will not be liable for debts of the Contractor.
               . Meeting all standards and requirements contained in this Contract, and complying with all applicable federal and state laws, administrative rules, and policies promulgated by DCH.
               . Cooperating with the State and/or HCFA in all matters related to fulfilling Contract requirements and obligations.

II-C SPECIFICATIONS

     The following sections provide an explanation of the specifications and expectations that the Contractor must meet and the services that must be provided under the Contract. The Contractor is not, however, constrained from supplementing this with additional services or elements deemed necessary to fulfill the intent of the CHCP.

II-D TARGETED GEOGRAPHICAL AREA FOR IMPLEMENTATION OF THE CHCP

     1.   Regions

          The State will divide the delivery of Covered Services into ten regions.

          Contractor's plans for Region 1 and 10 must be tailored to each county in terms of the provider network, Enrollment Capacity and Capitation Rates. Region 1 (Wayne County) and Region 10 (Oakland County) may have partial county service areas.

          Contractor's plans for Regions 2 through 9 must establish:

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          (a)  a network of providers that guarantees access to required services for the entire region; or

          (b) a network of providers that guarantees access to required services for a significant portion of the region.

               Under alternative (b) the Contract must specifically identify the contiguous portion of the region that will be served along (entire counties) with a description of the available provider network.

               The counties included in the specific regions are as follows:

               Region 1:   Wayne

               Region 2:   Hillsdale, Jackson, Lenawee, Livingston, Monroe, and
                           Washtenaw

               Region 3:   Barry, Berrien, Branch, Calhoun, Cass, Kalamazoo, St.
                           Joseph, Van Buren

               Region 4:   Allegan, Antrim, Benzie, Charlevoix, Cheboygan,
                           Emmet, Grand Traverse, Ionia, Kalkaska, Kent, Lake,
                           Leelanau Manistee, Mason, Mecosta, Missaukee,
                           Montcalm, Muskegon, Newaygo, Oceana, Osceola, Ottawa, and Wexford

               Region 5:   Clinton, Eaton, Ingham

               Region 6:   Genesee, Lapeer, Shiawassee

               Region 7:   Alcona, Alpena, Arenac, Bay, Clare, Crawford,
                           Gladwin, Gratiot, Huron, Iosco, Isabella, Midland,
                           Montmorency, Ogemaw, Oscoda, Otsego, Presque Isle,
                           Roscommon, Saginaw, Sanilac, Tuscola

               Region 8:   Alger, Baraga, Chippewa, Delta, Dickinson, Gogebic
                           Houghton, Iron, Keweenaw, Luce, Mackinac, Marquette,
                           Menominee, Ontonagon, Schoolcraft

               Region 9:   Macomb and St. Clair

               Region 10:  Oakland

     2.   Multiple Region Service Areas

          Although Contractors may propose to contract for services in more than one of the above described regions, the Contractor agrees to tailor its services to each individual region in terms of the provider network, Enrollment Capacity, and Capitation Rates. DCH may determine Contractors to be qualified in one region but not in another.

          Contractor may request service area expansion at any time during the term of the Contract using the provider profile information form contained in Appendix D of the Contract. If Contractor seeks approval in a region which IT did not seek or receive a service area approval under the original RFP (071I0000251), DCH may negotiate a contract modification covering that service area that is within the parameters of approved pricing already in place for other contractors already approved in the

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          same county. Service area expansion will only be approved in those counties requiring additional capacity as determined by DCH.

     3.   Alternative Regions

          Contractors may propose alternatives to the regions listed above under the following condition:

               . One or more contiguous counties from other listed regions may be included in the service area for the Contract. The counties must be contiguous to the original region under Contract. Under this alternative, the proposed provider network and Enrollment Capacity shall be included with the original region. However, the Capitation Rates, under this alternative, must be specific for the contiguous county(ies) in addition to the regional Capitation Rates.

     4.   Contractor Minimum Capacity

          The State will initiate cancellation of the Contractor if a Contractor has sought and received approval for regions 1, 9 or 10 and does not have a minimum total enrollment capacity of 25,000 from all product lines (Commericial, Medicare, and Medicaid) on or after January 1, 2001. The DCH will establish a transition plan for the orderly movement of Enrollees in accordance with Section I-O of the Contract. Exceptions to the cancellation will be in those instances where significant Enrollee disruptions will occur due to the lack of continuity of care with providers that are not contracted with any other Contractor in the same region.

II-E MEDICAID ELIGIBILITY AND CHCP ENROLLMENT

     The Michigan Medicaid program arranges for and administers medical assistance to approximately 1.2 million Beneficiaries. This includes the categorically needy (those individuals eligible for, or receiving, federally-aided financial assistance or those deemed categorically needy) and the medically needy populations. Eligibility for Michigan's Medicaid program is based on a combination of financial and non-financial factors. Within the Medicaid eligible population, there are groups that must enroll in the CHCP, groups that may voluntarily enroll, and groups that are excluded from participation in the CHCP as follows:

     1.   Medicaid Eligible Groups Who Must Enroll in the CHCP:

               .    Families with children receiving assistance under the
                    Financial Independence Program (FIP)
               .    Persons receiving Mich-Care Medicaid or Medicaid for
                    pregnant women
               .    Persons under age 21 who are receiving Medicaid.
               .    Persons receiving Medicaid for caretaker relatives and
                    families with dependent children who do not receive FIP
               .    Supplemental Security Income (SSI) Beneficiaries who do not
                    receive Medicare
               .    Persons receiving Medicaid for the blind or disabled
               .    Persons receiving Medicaid for the aged

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     2.   Medicaid Eligible Groups Who May Voluntarily Enroll in the CHCP:
               .    Migrants
               .    Native Americans
               .    Persons in the Traumatic Brain Injury program
               .    Pregnant women who are in third trimester of pregnancy

     3.   Medicaid Eligible Groups Excluded From Enrollment in the CHCP:

               .    Persons without full Medicaid coverage, including those in the State Medical Program or PlusCare
               .    Persons with Medicaid who reside in an ICF/MR (intermediate care facilities for the mentally retarded), or a State
                    psychiatric hospital.
               .    Persons receiving long term care (custodial care) in a
                    licensed nursing facility
               .    Persons being served under the Home & Community Based
                    Elderly Waiver
               .    Persons enrolled in Children's Special Health Care Services
                    (CSHCS)
               .    Persons with commercial HMO coverage, including Medicare HMO coverage.
               .    Persons in PACE (Program for All-inclusive Care for the
                    Elderly)
               .    Spend-down clients
               .    Children in Foster Care or Child Care Institutions
               .    Persons in the Refugee Assistance Program
               .    Persons in the Repatriate Assistance Program
               .    Persons with both Medicare and Medicaid eligibility

II-F ELIGIBILITY DETERMINATION

     The State has the sole authority for determining whether individuals or families meet any of the eligibility requirements as specified for enrollment in the CHCP.

     Individuals who attain eligibility due to a pregnancy are usually guaranteed eligibility for comprehensive services through 60 days post-partum or post-loss of pregnancy. Their newborns are usually guaranteed coverage for 60 days and may be covered for one full year.

II-G ENROLLMENT IN THE CHCP

     1.   Enrollment Services

          The State is required to contract for services to help Beneficiaries make informed choices regarding their health care, assist with client satisfaction and access surveys, and assist Beneficiaries in the appropriate use of the Contractor's complaint and grievance systems. DCH contracts with an Enrollment Services contractor to contact and educate general Medicaid and CSHCS Beneficiaries about managed care and to enroll, disenroll, and change enrollment for these Beneficiaries. Although this Contract indicates that the enrollment and disenrollment process and related functions will be performed by DCH, generally, these activities are part of the Enrollment Services contract. Enrollment Services references to DCH are intended to indicate functions that will be performed by either DCH or the Enrollment Services contractor. All Contractors agree to work closely with DCH and provide necessary information, including provider files.

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     2.   Initial Enrollment

          After a person applies to FIA for Medicaid, he or she will be assessed for eligibility in a Medicaid managed care program. If they are determined eligible for the CHCP, they will be given marketing material on the Contractors available to them, and the opportunity to speak with an Enrollee counselor to obtain more in-depth information and to get answers to any questions or concerns they may have. DCH will provide access to a toll-free number to call for information or to designate their preferred Contractor. Beneficiaries eligible for the CHCP will have full choice of Contractors within their county of residence. Beneficiaries must decide on the Contractor they wish to enroll in within 30 days from the date of approval of Medicaid eligibility. If they do not voluntarily choose a Contractor within 30 days of approval, DCH will automatically assign the Beneficiaries to Contractors within their county of residence.

          Under the automatic enrollment process, Beneficiaries will be automatically assigned to Contractors based on performance of the Contractor in areas specified by DCH. DCH will automatically assign a larger proportion of Beneficiaries to Contractors with a higher performance ranking. The capacity of the Contractor to accept new Enrollees and to provide reasonable accessibility for the Enrollees also will be taken into consideration in automatic Beneficiary enrollment. Individuals in a family unit will be assigned together whenever possible. DCH has the sole authority for determining the methodology and criteria to be used for automatic enrollment.

     3.   Enrollment Lock-in

          Except as stated in this subsection, enrollment into a Contractor's plan will be for a period of 12 months with the following conditions:

               . At least 60 days before the start of each enrollment period and at least once a year, DCH, or the Enrollment Services contractor, will notify Enrollees of their right to disenroll;
               . Enrollees will be provided with an opportunity to select any Contractor approved for their area during this open enrollment period;
               . Enrollees will be notified that if they do nothing, their current enrollment will continue;
               . Enrollees who choose to remain with the same Contractor will be deemed to have had their opportunity for disenrollment without cause and declined that opportunity;
               . New Enrollees, those who have changed from one Contractor to another or are new to Medicaid eligibility, will have 90 days within which they may change Contractors without cause;
               . Enrollees who change enrollment within the 90-day period will have another 90 days within which they may change Contractors without cause and this may continue throughout the year;
               . An Enrollee who has already had a 90-day period with a particular Contractor will not be entitled to another 90-day period within the year with the same Contractor;
               . Enrollees who disenroll from a Contractor will be required to change enrollment to another Contractor;

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               .    All such changes will be approved and implemented by DCH on a calendar month basis.

          After October 1, 2000, and for the period October 1, 2000 through September 30, 2001 only, DCH may implement an additional open enrollment period. Implementation of this additional open enrollment period will be consistent with the conditions stated above

     4.   Rural Area Exception

          This sub-section is reserved for Rural Area Exception that is included under proposed rules under the Balanced Budget Act. Upon issuing the final rule, consistent Contract amendments will be developed.

     5.   Enrollment date

          Any changes in enrollment will be approved and implemented by DCH on a calendar month basis.

          If a Beneficiary is determined eligible during a month, he or she is eligible for the entire month. In some cases, Enrollees may be retroactively determined eligible. Once a Beneficiary (other than a newborn) is determined to be Medicaid eligible, enrollment in the CHCP and assignment to a Contractor will occur on the first day of the month following the eligibility determination. Contractors will not be responsible for paying for health care services during a period of retroactive eligibility and prior to the date of enrollment in their health plan, except for newborns (Refer to II-G6). Only full-month capitation payments will be made to the Contractor.

          If the Beneficiary is in an inpatient hospital setting on the date of enrollment (first day of the month), the Contractor will not be responsible for the inpatient stay or any charges incurred prior to the date of discharge. The Contractor will be responsible for all care from the date of discharge forward. Similarly, if an Enrollee is disenrolled from a Contractor and is in an inpatient hospital setting on the date of disenrollment (last day of the month), the Contractor will be responsible for all charges incurred until the date of discharge.

     6.   Newborn Enrollment

          Newborns of eligible CHCP mothers who were enrolled at the time of the child's birth will be automatically enrolled with the mother's Contractor. The Contractor is responsible for submitting a newborn notification form to DCH. The Contractor will be responsible for all Covered Services for the newborn until notified otherwise by DCH. At a minimum, newborns are eligible for the month of their birth and may be eligible for up to one year or longer. The Contractor will receive a capitation payment for the month of birth and for all subsequent months of enrollment.

     7.   Open Enrollment

          Open enrollment will occur for all Beneficiaries at least once every 12 months. Enrollees will be offered the choice to stay in the health plan they are in or to change to another Contractor within their county at the end of the 12-month lock-in.

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     8.   Automatic Re-enrollment

          Enrollees who are disenrolled from a Contractor's plan due to loss of Medicaid eligibility will be automatically re-enrolled or assigned to the same Contractor should they regain eligibility within three months. If more than three months have elapsed, Beneficiaries will have full choice of Contractors within their county of residence.

     9.   Enrollment Errors by the Department

          If DCH enrolls a non-eligible person with a Contractor, DCH will retroactively disenroll the person as soon as the error is discovered and will recoup the capitation paid to the Contractor. Contractor may then recoup payments from its providers if that is permissible under its provider contracts.

     10.  Enrollees who move out of the Contractor's Service Area

          The Contractor agrees to be responsible for services provided to an Enrollee who has moved out of the Contractor's service area after the effective date of enrollment until the Enrollee is disenrolled from the Contractor. DCH will permit Contractor to submit information that an Enrollee has moved out of service area only if such information can be corroborated by an independent third party acceptable to DCH. DCH will expedite prospective disenrollments of Enrollees and process all such disenrollments effective the next available month after notification from FIA that the Enrollee has left the Contractor's service area. Until the Enrollee is disenrolled from the Contractor, the Contractor will receive a Capitation Rate for these Enrollees at a rate consistent with the highest rate approved for the Contractor. The Contractor is responsible for all medically necessary Covered Services for these Enrollees until they are disenrolled. The Contractor may use its utilization management protocols for hospital admissions and specialty referrals for Enrollees in this situation. Contractors are responsible for all medically necessary authorized services until a member is disenrolled from a plan. Contractors may require members to return to use network providers and provide transportation and Contractors may authorize out of network providers to provide medically necessary services. Enrollment of Beneficiaries who reside out of the service area of a Contractor before the effective date of enrollment will be considered an "enrollment error" as described above.

     11.  Disenrollment Requests Initiated by the Contractor

          The Contractor may initiate special disenrollment requests to DCH based on Enrollee actions inconsistent with Contractor membership--for example, if there is fraud, abuse of the Contractor, or other intentional misconduct; or if, in the opinion of the attending PCP, the Beneficiary's behavior makes it medically infeasible to safely or prudently render Covered Services to the Enrollee. Special disenrollment requests are divided into three categories:

               . Violent/life-threatening situations involving physical acts of violence; physical or verbal threats of violence made against Contractor providers, staff or the public at Contractor locations; or stalking situations.
               . Fraud/misrepresentation involving alteration or theft of prescriptions, misrepresentation of Contractor membership, or unauthorized use of CHCP benefits.

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               .    Other noncompliance situations involving the failure to
                    follow treatment plan; repeated use of non-Contractor providers; Contractor provider refusal to see the Enrollee; repeated emergency room use; and other situations that impede care.

          Disenrollment requests may also be initiated by the Contractor if the Enrollee becomes eligible for services under Title V of the Social Security Act or is admitted to a nursing facility for custodial care. The Contractor must provide DCH with medical documentation to support this type of disenrollment request. Information must be provided in a timely manner using the format specified by DCH. DCH reserves the right to require additional information from the Contractor to assess the need for Enrollee disenrollment and to determine the Enrollee's eligibility for special services.

     12.  Medical Exception

          The Beneficiary may request an exception to enrollment in the CHCP if he or she has a serious medical condition and is undergoing active treatment for that condition with a physician that does not participate with the Contractor at the time of enrollment. The Beneficiary must submit a medical exception request to DCH.

     13.  Disenrollment for Cause Initiated by the Enrollee

          The Enrollee may request a disenrollment for cause from a Contractor's plan at any time during the enrollment period. Reasons cited in a request for disenrollment for cause may include poor quality care or lack of access to necessary specialty services covered under the Contract. Enrollees who are granted a disenrollment for cause will be required to change enrollment to another Contractor.

II-H SCOPE OF COMPREHENSIVE BENEFIT PACKAGE

     1.   Services Included

          The Covered Services that the Contractor has available for Enrollees must include, at a minimum, the Covered Services listed below. The Contractor may limit services to those which are medically necessary and appropriate, and which conform to professionally accepted standards of care. Contractors must operate consistent with all applicable Medicaid provider manuals and publications for coverages and limitations. If new services are added to the Michigan Medicaid Program, or if services are expanded, eliminated, or otherwise changed, the Contractor must implement the changes consistent with State direction in accordance with the provisions of Contract Section I-T.

          Although the Contractor must provide the full range of Covered Services listed below they may choose to provide services over and above those specified.

          The services provided to Enrollees under this Contract include, but are not limited to, the following:

               .    Inpatient and outpatient hospital services
               .    Emergency services
               .    Practitioners' services (such as those provided by
                    physicians, optometrists and dentists enrolled as a Medicaid
                    Provider Type 10)

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               .    Chiropractic services
               .    Podiatry services
               .    Immunizations
               .    Well child/EPSDT for persons under age 21
               .    Transplant services
               .    Family planning services
               .    Pharmacy services
               .    Prosthetics & orthotics
               .    Durable medical equipment and supplies
               .    Certified nurse midwife services
               .    Certified pediatric and family nurse practitioner services
               .    Hospice services (if requested by the Enrollee)
               .    Transportation
               .    Ambulance and other emergency medical transportation
               .    Vision services
               .    Hearing & speech services, including hearing aids
               .    Therapies, (speech, language, physical, occupational)
               .    Diagnostic lab, x-ray and other imaging services
               .    Health education
               .    Home Health services
               .    Intermittent or short-term restorative or rehabilitative
                    nursing care (in or out of a facility)
               .    Parenting and birthing classes
               .    Medically necessary weight reduction services
               .    End Stage Renal Disease services
               .    Mental health care up to 20 outpatient visits per Contract year
               .    Maternal and Infant Support Services (MSS/ISS)
               .    Outreach for included services, especially, pregnancy
                    related and well-child care
               .    Out-of-state services authorized by the Contractor
               .    Treatment for sexually transmitted disease (STD)
               .    Blood lead follow-up services for individuals under the age of 21

     2.   Enhanced Services

          In conjunction with the provision of Covered Services, the Contractor agrees to do the following:

               .    Place strong emphasis on programs to enhance the general
                    health and well- being of Enrollees;
               .    Makes available health promotion programs to the Enrollees;
               .    Promote the availability of health education classes for
                    Enrollees;
               .    Consider providing education for Enrollees with, or at risk for, a specific disability;
               .    Consider providing education to Enrollees, Enrollees'
                    families, and other health care providers about early intervention and management strategies for various illnesses and/or exacerbations related to that disability or disabilities.

          The Contractor agrees that the enhanced services must comply with the marketing and other relevant guidelines established by DCH. DCH will be receptive to innovation in the provision of health promotion services and, if appropriate, will seek any federal waivers necessary for the Contractor to implement a desired innovative program.

          The Contractor may not charge an Enrollee a nominal fee for participating in health education services that fall under the definition of a Covered Service under this

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          section of the Contract. A nominal fee may be charged to an Enrollee if the Enrollee elects to participate in programs beyond the Covered Services.

     3.   Services Covered Outside of the Contract

          The following services are not Contractor requirements:

               .    Dental services
               .    Services provided by a school district and billed through
                    the Intermediate School District
               .    Inpatient hospital psychiatric services (Contractors are not responsible for the physician cost related to providing
                    psychiatric admission physical and histories. However, if
                    physician services are required for other than psychiatric care during a psychiatric inpatient admission, the
                    Contractor would be responsible for covering the cost,
                    provided the service has been prior authorized and is a
                    covered benefit.)
               .    Outpatient partial hospitalization psychiatric care
               .    Mental health services in excess of 20 outpatient visits
                    each contract year
               .    Substance abuse services through accredited providers
                    including:
                    .    Screening and assessment
                    .    Detoxification
                    .    Intensive outpatient counseling and other outpatient
                         services
                    .    Methadone treatment
               .    Services provided to persons with developmental disabilities and billed through Provider Type 21
               .    Custodial care in a nursing facility
               .    Home and Community based waiver program services
               .    Personal care or home help services
               .    Transportation for services not covered in the CHCP
               .    Pharmacy and related services prescribed by providers under the State's Contract for specialty behavioral services or the State's Contract for specialty services for persons with developmental disabilities

     4.   Services Prohibited or Excluded Under Medicaid:

               .    Elective abortions and related services
               .    Experimental/Investigational drugs, procedures or equipment
               .    Elective cosmetic surgery

II-I SPECIAL COVERAGE PROVISIONS

     Specific coverage and payment policies apply to certain types of services and providers, including the following:

          .    Emergency services
          .    Out-of-network services
          .    Family planning services
          .    Maternal and Infant Support Services
          .    Federally Qualified Health Center (FQHC)
          .    Co-payments
          .    Abortions
          .    Pharmacy services
          .    Early and Periodic Screening, Diagnosis & Treatment (EPSDT)
               Program
          .    Immunizations
          .    Transportation
          .    Transplant services
          .    Post-partum stays
          .    Communicable disease services
          .    Restorative health services
          .    Adolescent health centers

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     1.   Emergency Services

          The Contractor must cover Emergency Services as well as medical screening exams consistent with the Emergency Medical Treatment and Active Labor Act (EMTALA) (41 USCS 1395 dd (a)). The Enrollee must be screened and stabilized without requiring prior authorization.

          The Contractor must ensure that Emergency Services are available 24 hours a day and 7 days a week. The Contractor is responsible for payment of all out-of-plan or out-of-area Emergency Services and medical screening and stabilization services provided in an emergency department of a hospital consistent with the legal obligation of the emergency department to provide such services. The Contractor will not be responsible for paying for non-emergency treatment services that are not authorized by the Contractor.

          (a)  Emergency Transportation

               The Contractor agrees to provide emergency transportation for Enrollees. In the absence of a contract between the emergency transportation provider and the Contractor, a properly completed and coded claim form for emergency transport, which includes an appropriate ICD-9-CM diagnosis code as described in Medicaid policy, will receive timely processing and payment by the Contractor.

          (b)  Professional Services

               The Contractor agrees to provide professional services that are needed to evaluate or stabilize an emergency medical condition that is found to exist using a prudent layperson standard. Contractors acknowledge that hospitals that offer emergency services are required to perform a medical screening examination on emergency room clients leading to a clinical determination by the examining physician that an emergency medical condition does or does not exist. The Contractor further acknowledges that if an emergency medical condition is found to exist, the examining physician must provide whatever treatment is necessary to stabilize that condition of the Enrollee.

          (c)  Facility Services

               The Contractor agrees to ensure that Emergency Services continue until the Enrollee is stabilized and can be safely discharged or transferred. If an Enrollee requires hospitalization or other health care services that arise out of the screening assessment provided by the emergency department, then the Contractor may require prior authorization for such services. However, such services shall be deemed prior authorized if the Contractor does not respond within the timeframe established under rules of the federal Balanced Budget Act of 1997 for responding to a request for authorization being made by the emergency department.

     2.   Out-of-Network Services

          Services may be Contractor authorized either out of the area or out of the Contractor's network of providers. Unless otherwise noted in this Contract, the Contractor is responsible for coverage and payment of all emergency and authorized care provided outside of the established network. Out-of-network claims must be

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          paid at established Medicaid fees that currently exist for paying participating Medicaid providers as established by Medicaid policy.

     3.   Family Planning Services

          Family planning services include any medically approved diagnostic evaluation, drugs, supplies, devices, and related counseling for the purpose of voluntarily preventing or delaying pregnancy or for the detection or treatment of sexually transmitted diseases (STDs). Services are to be provided in a confidential manner to individuals of child bearing age including minors who may be sexually active, who voluntarily choose not to risk initial pregnancy, or wish to limit the number and spacing of their children.

          The Contractor agrees:

               .    That Enrollees will have full freedom of choice of family
                    planning providers, both in-plan and out-of-plan;
               .    To encourage the use of public providers in their network;
               .    To pay providers of family planning services who do not have contractual relationships with the Contractor, or who do not receive PCP authorization for the service at established
                    Medicaid fee-for-service (FFS) fees that currently exist for paying participating Medicaid providers;
               .    To encourage family planning providers to communicate with
                    PCPs once any form of medical treatment is undertaken;
               .    To maintain accessibility for family planning services
                    through promptness in scheduling appointments, particularly for teenagers;
               .    That family planning services do not include treatment for infertility.

     4.   Maternal and Infant Support Services

          In regard to MSS/ISS, the Contractor agrees:

               . That maternal and infant support services are specialized preventive services provided to pregnant women, mothers and their infants to help reduce infant mortality and morbidity;
               . That these support services are effectively provided by a multidisciplinary team of health professionals who concentrate on social services, nutrition, and health education;
               . That it will ensure that the mothers and infants have proper nutrition, psychosocial support, transportation for all health services, assistance in understanding the importance of receiving routine prenatal care, Well Child Visits and immunizations, as well as other necessary health services, care coordination, counseling and social casework, Enrollee advocacy, and appropriate referral services;
               . That the support services are intended for those Enrollees who are most likely to experience serious health problems due to psychosocial or nutritional conditions;
               . That maternal and infant support services must be provided by certified providers.

          The Contractor agrees that during the course of providing prenatal or infant care, support services will be provided if any of the following conditions are likely to affect the pregnancy:

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               .    disadvantageous social situation
               .    negative or ambivalent feelings about the pregnancy
               .    mother under age 18 and has no family support
               .    need for assistance to care for herself and infant
               .    mother with cognitive emotional or mental impairment
               .    nutrition problem
               .    need for transportation to keep medical appointments
               .    need for childbirth education
               .    abuse of alcohol or drugs or smoking

          The Contractor agrees that infant support services are home based services and will be provided if any of the following conditions exist with the mother or infant:

               .    abuse of alcohol or drugs (especially cocaine) or smoking
               .    mother is under age 18 and has no family support
               .    family history of child abuse or neglect
               .    failure to thrive
               .    low birth weight (less than 2500 grams)
               .    mother with cognitive, emotional or mental impairment
               .    homeless or dangerous living/home situation
               .    any other condition that may place the infant at risk for
                    death, illness or significant impairment

          Due to the potentially serious nature of these conditions, some Enrollees will need the assistance of the FIA Children's Protective Services. The Contractor agrees to work cooperatively and on an ongoing basis with local FIA office to establish and maintain a referral protocol and working relationship.

          Because of the investment of public dollars to improve the health status of children, it is intended that the annual collective dollars spent by all Contractors in each county for maternal and infant support services equal at least the base year's total expenditures for the same services. Through the reporting requirements specified in this Contract, DCH will monitor Contractors to ensure that expenditures for these services are used in this manner.

     5.   Federally Qualified Health Centers (FQHCs)

          The Contractor agrees to provide Enrollees with access to services provided through a Federally Qualified Health Center (FQHC) if the Enrollee resides in the FQHC's service area and if the Enrollee requests such services. For purposes of this requirement, the service area will be defined as the county in which the FQHC is located. The Contractor must inform Enrollees of this right in their member handbooks. If a Contractor has an FQHC in its provider network and allows members to receive medically necessary services from the FQHC, the Contractor has fulfilled its responsibility to provide FQHC services and does not need to allow its members to access FQHC services out-of-network.

          If a Contractor does not include an FQHC in its provider network and an FQHC exists in the service area (county), the Contractor will have to pay FQHC charges if an Enrollee member requests such services.

          For services furnished on or after October 1, 1997, FQHCs are entitled, pursuant to the Social Security Act, to reasonable cost-based reimbursement as subcontractors of section 1903 (m) organizations. Section 4712(b)(2) requires that rates of payments between FQHCs and Managed Care Organizations (Health Plans) shall not be less than the amount of payment for a similar set of services with a non-

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          FQHC. States are required to make supplemental payments, at least on a quarterly basis, for the difference between the rates paid by section 1903 (m) organizations (Health Plans) and the reasonable cost of FQHC subcontracts with the 1903 (m) organization (Health Plans). Beginning in Fiscal Year (FY) 2000, the difference states will be required to pay begins to phase down from 100 percent; specifically, 95 percent of reasonable cost in FY 2000, 2001, and 2002; 90 percent in FY 2003; and 85 percent in FY 2004.

          FQHC services must be prior authorized by the Contractor, however the Contractor may not refuse to authorize medically necessary services if the Contractor does not have a FQHC in the network for the service area (county). Contractors may expect a sharing of information and data and appropriate network referrals from FQHCs.

     6.   Co-payments

          The Contractor may subject Enrollees to co-payment requirements, consistent with state and federal guidelines. In regard to co-payments, the Contractor agrees that it will not implement co-payments without DCH approval and that co-payments will only be implemented following the annual open enrollment period. Enrollees must be informed of co-payments during the open enrollment period.

     7.   Abortions

          Medicaid funds cannot be used to pay for elective abortions (and related services) to terminate pregnancy unless a physician certifies that the abortion is medically necessary to save the life of the mother. Elective abortions must also be covered if the pregnancy is a result of rape or incest. Treatment for medical complications occurring as a result of an elective abortion will be covered. Treatments for spontaneous, incomplete, or threatened abortions and for ectopic pregnancies will be covered.

     8.   Pharmacy

          The Contractor may have a prescription drug management program that includes a drug formulary. DCH may review a formulary if Enrollee complaints regarding access have been filed regarding the formulary. The Contractor agrees to have a process to approve physicians' requests to prescribe any medically appropriate drug that is covered under the Medicaid fee-for-services program.

          Drug coverages must include over-the-counter products such as insulin syringes, reagent strips, psyllium, and aspirin, as covered by the Medicaid fee-for-services program. Condoms must also be made available to all eligible Enrollees.

          The Contractor agrees to act as DCH's third party administrator and reimburse pharmacies for psychotropic drugs. In the performance of this function:

          (a) The Contractor must follow Medicaid Fee-For-Service utilization controls for Medicaid psychotropic prescriptions. The Contractor must prior authorize only the psychotropic drugs that are prior authorized by Medicaid Fee-For-Service.
          (b) The Contractor agrees that it and its pharmacy benefit managers are precluded from billing manufacturer rebates on psychotropic drugs.
          (c) The Contractor agrees to provide payment files to DCH in the format and manner prescribed by DCH.
          (d) DCH agrees to use the payment files to reimburse the Contractor for the payments made on behalf of CMHSPs using the following formula:

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                                                           CONTRACT #071B1001026
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                    . [*]% of all anti-psychotics
                    . [*]% of antiparkinson drugs, anticholinergic
                    . [*]% all other psychotropic drugs

          (e) In order to meet the terms of this sub-section, the Contractor will have to enroll with DCH as a Medicaid pharmacy provider; however, that enrollment is limited to fulfilling the terms of this part of the Contract.
          (f) Contractor is responsible for covering lab and x-ray services related to the ordering of psychotropic drug prescriptions for CMHSP clients who are also Enrollees of the contractor's health plan but may limit access to its contracted lab and x-ray providers.

     9. Well Child Care/Early and Periodic Screening, Diagnosis & Treatment (EPSDT) Program

          Well Child/EPSDT is a Medicaid child health program of early and periodic screening, diagnosis and treatment services for children, adolescents, and young adults under the age of 21. It supports two goals: to ensure access to necessary health resources, and to assist parents and guardians in appropriately using those resources. The Contractor agrees to provide the following program:

          (a) As specified in federal regulations, the screening component includes a general health screening most commonly known as a periodic well-child exam. The required Well Child/EPSDT screening guidelines, based on the American Academy of Pediatrics' recommendations for preventive pediatric health care, include:

                    .    health and developmental history
                    .    developmental/behavioral assessment
                    .    age appropriate unclothed physical examination
                    .    height and weight measurements, and age appropriate
                         head circumference
                    .    blood pressure for children 3 and over
                    .    immunization review and administration of appropriate
                         immunizations
                    .    health education including anticipatory guidance
                    .    nutritional assessment
                    .    hearing, vision and dental assessments
                    .    lead toxicity screening ages 1-5, with blood sample for
                         lead level determination as indicated
                    .    interpretive conference and appropriate counseling for
                         parents or guardians

               Additionally, objective testing for developmental behavior, hearing and vision must be performed in accordance with the periodicity schedule included in Medicaid policy. Laboratory services for tuberculin testing, hematocrit, urinalysis, hemoglobin, or other needed testing as determined by the physician must be provided.

          (a) Vision services under Well Child/EPSDT must include at least diagnosis and treatment for defective vision, including glasses if appropriate.

          (b) Dental services under Well Child/EPSDT must include at least relief of pain and infections, restoration of teeth, and maintenance of dental health. (The Contractor is responsible for screening and referral only.)

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          (c)  Hearing services must include at least diagnosis and treatment for hearing defects, including hearing aids as appropriate.

          (d) Other health care, diagnostic services, treatment, or services covered under the State Medicaid Plan necessary to correct or ameliorate defects, physical or mental illnesses, and conditions discovered during a screening. A medically necessary service may be available under Well Child/EPSDT if listed in a federal statute as a potentially covered service, even if Michigan's Medicaid program does not cover the service under its State plan for Medical Assistance Program.

          Appropriate referrals must be made for a diagnostic or treatment service determined to be necessary. Oral screening should be part of a physical exam; however, each child must have a direct referral to a dentist after age two. It is the Contractor's responsibility to ensure that the child is seen by an appropriate dental provider. Children should also be referred to a hearing and speech clinic, optometrist or ophthalmologist, or other appropriate provider for objective hearing and vision services as necessary. Referral to community mental health services also may be appropriate. If a child is found to have elevated blood lead levels in accordance with standards disseminated by DCH, a referral should be made to the local health department for follow-up services that may include an epidemiological investigation to determine the source of blood lead poisoning.

          The Contractor shall provide or arrange for outreach services to Medicaid beneficiaries who are due or overdue for well-child visits. Outreach contacts may be by phone, home visit or mail. The Contractor will meet this requirement by contracting with local health departments and the provision to local health departments of the names of children due or overdue for well child visits.

     10.  Immunizations

          The Contractor agrees to provide all Enrollees with all vaccines and immunizations in accordance with the Advisory Committee on Immunization Practices (ACIP) guidelines. The Contractor must ensure that all providers use vaccines available free under the Vaccine for Children (VFC) program for children 18 years old and younger, and use vaccines for adults such as hepatitis B available at no cost from local health departments under the Vaccine Replacement Program. Immunizations should be given in conjunction with Well-Child/EPSDT care. The Contractor must participate in the locally accessed Michigan Children's Immunization Registry that will maintain a database of child vaccination histories and enable tracking and recall.

          Contractor will be responsible for the reimbursement of immunization that Enrollees have obtained from local health departments at Medicaid-Fee-For-Service rates. This policy is effective without Contractor prior authorization and regardless of whether a contract exists between the Contractor and the local health departments.

     11.  Transportation

          The Contractor must ensure transportation and travel expenses determined to be necessary for Enrollees to secure medically necessary medical examinations and treatment. The Contractor agrees to provide a description, upon request, of the method(s) used to ensure this requirement is met. Contractors will receive supplemental funding for non-emergency transportation.

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     12.  Transplant Services

          The Contractor agrees to cover all costs associated with transplant surgery and care. Related care may include but is not limited to organ procurement, donor searching and typing, harvesting of organs, related donor medical costs. Cornea and kidney transplants and related procedures are covered services. Extrarenal organ transplants (heart, lung, heart-lung, liver, pancreas, bone marrow including allogenic, autologous and peripheral stem cell harvesting, and small bowel) must be covered on a patient-specific basis when determined medically necessary according to currently accepted standards of care. The Contractor must have a process in place to evaluate, document, and act upon such requests.

     13.  Post-Partum Stays

          Contractors agree to cover a minimum length of post-partum stay at a hospital that is consistent with the minimum hospital stay standards of the American Academy of Pediatrics and the American College of Obstetricians and Gynecologists.

     14.  Communicable Disease Services

          The Contractor agrees that Enrollees may receive treatment services for communicable diseases from local health departments without prior authorization by the Contractor. For purposes of this section, communicable diseases are HIV/AIDS, STDs, tuberculosis, and vaccine-preventable communicable diseases.

          To facilitate coordination and collaboration, Contractors are encouraged to enter into agreements with local health departments. Such agreements should provide details regarding confidentiality, service coordination and instances when local health departments will provide direct care services for the Contractor's Enrollees. Agreements should also discuss, where appropriate, reimbursement arrangements between the Contractor and the local health department.

          If a local agreement is not in effect, and an Enrollee receives services for a communicable disease from a local health department, the Contractor is responsible for payment to the local health department at established Medicaid fee-for-service fees that currently exist for participating providers.

     15.  Restorative Health Services

          The Contractor is responsible for providing up to 45 days of restorative health care services as long as medically necessary and appropriate for Enrollees.

          Restorative health services means intermittent or short-term "restorative" or rehabilitative nursing care that may be provided in or out of health care facilities.

          The Contractor will be expected to help facilitate support services such as home help services that are not the direct responsibility of the Contractor but are services to which Enrollees may be entitled. Such care coordination should be provided consistent with the individual or person-centered planning that is necessary for Enrollee members with special health care needs.

     16.  School Based/School Linked (Adolescent) Health Centers

          The Contractor acknowledges that Enrollees may choose to obtain services from a School Based/School Linked Health Center (SBLHC) without prior authorization from

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          the Contractor. If the SBLHC does not have a contractual relationship with the Contractor, then the Contractor is responsible for payment to the SBLHC at Medicaid fee-for-service rates in effect on the date of service.

          Contractors may contract with an SBLHC to deliver Covered Services as part of the Contractor's network. Covered Services shall be medically necessary and administered, or arranged for, by a designated PCP. The SBLHC will meet the Contractor's written credentialling and re-credentialling policies and procedures for ensuring quality of care and ensuring that all providers rendering services to Enrollees are licensed by the State and practice within their scope of practice as defined for them in Michigan's Public Health Code.

          If a contract exists between the SBLHC and the Contractor, then the SBLHC is to be reimbursed according to the provisions of the contractual agreement.

     17.  Hospice Services

          Contractor is responsible for all medically necessary and authorized hospice services, including the "room and board" component of the hospice benefit when provided in a nursing home. Members who have elected the hospice benefit will not be disenrolled after 45 days in a nursing home as otherwise permitted under subsection (15) of the section.

II-J OBSERVANCE OF FEDERAL, STATE AND LOCAL LAWS

     The Contractor agrees that it will comply with all state and federal statutes, regulations and administrative procedures that become effective during the term of this Contract. Federal regulations governing contracts with risk-based managed care plans are specified in section 1903(m) of the Social Security Act and 42 CFR Part 434, and will govern this Contract. The State is not precluded from implementing any changes in state or federal statutes, rules or administrative procedures that become effective during the term of this Contract and will implement such changes pursuant to Contract Section (I-T).

     1.   Special Waiver Provisions for CHCP

          DCH's waiver renewal application to HCFA under the auspices of section 1915(b)(1)(2), requesting that section 1902 (a)(23) of the Social Security Act be waived, has been approved. The renewal was approved by HCFA for the period March 28, 2000 through March 27, 2002. Under this waiver, Beneficiaries will be enrolled with a Contractor in the county of their residence. All health care for Enrollees will be arranged for or administered by the Contractor only. Federal approval of the waiver is required prior to commitment of the federal financing share of funds under this Contract. No other waiver is necessary to implement this Contract.

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     2.   Fiscal Soundness of the Risk-Based Contractor

          Federal regulations require that the risk-based Contractors maintain a fiscally solvent operation and DCH has the right to evaluate the ability of the risk-based Contractor to bear the risk of potential financial losses, or to perform services based on determinations of payable amounts under the Contract. The State will require a minimum net worth and a set reserve amount as a condition of maintaining status as a Contractor.

     3.   Suspended Providers

          Federal regulations and State law preclude reimbursement for any services ordered, prescribed, or rendered by a provider who is currently suspended or terminated from direct and indirect participation in the Michigan Medicaid program or federal Medicare program. An Enrollee may purchase services provided, ordered, or prescribed by a suspended or terminated provider, but no Medicaid funds may be used. DCH publishes a list of providers who are terminated, suspended or otherwise excluded from participation in the program. The Contractor must ensure that its provider networks do not include these providers.

          Pursuant to Section 1932(d)(1) of the Social Security Act, a Contractor may not knowingly have a director, officer, partner, or person with beneficial ownership of more than 5% of the entity's equity who is currently debarred or suspended by any federal agency. Contractors are also prohibited from having an employment, consulting, or any other agreement with a debarred or suspended person for the provision of items or services that are significant and material to the Contractor's contractual obligation with the State.

          The United States General Services Administration (GSA) maintains a list of parties excluded from federal programs. The "excluded parties lists" (EPLS) and any rules and/or restrictions pertaining to the use of EPLS data can be found on GSA's homepage at the following Internet address: www.arnet.gov/epls.

     4.   Public Health Reporting

          State law requires that health professionals comply with specified reporting requirements for communicable disease and other health indicators. The Contractor agrees to ensure compliance with all such reporting requirements through its provider contracts.

     5.   Compliance with HCFA Regulation.

          As required by 42 CFR Part 434.22, DCH will deny payments for new enrollees when payments for those Enrollees are denied by HCFA pursuant to 42 CFR 434.67(e).

     6.   Advanced Directives Compliance.

          The Contractor shall comply with provisions for advance directives as required under 42 C.F.R.434.28.

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     7.   Medicaid Policy.

          As required, Contractors shall comply with provisions of Medicaid policy developed under the formal policy consultation process, as established by the Medical Assistance Program.

II-K CONFIDENTIALITY

     All Enrollee information, medical records, data and data elements collected, maintained, or used in the administration of this Contract shall be protected by the Contractor from unauthorized disclosure. The Contractor must provide safeguards that restrict the use or disclosure of information concerning Enrollees to purposes directly connected with its administration of the Contract.

     The Contractor must have written policies and procedures for maintaining the confidentiality of data, including medical records, client information, appointment records for adult and adolescent sexually transmitted disease, and family planning services.

II-L CRITERIA FOR CONTRACTORS

     The Contractor agrees to maintain its capability to deliver Covered Services to Enrollees by meeting the following criteria:

     1.   Administrative and Organizational Criteria

          The Contractor will:

               .    Provide organizational and administrative structure and key specified personnel;
               .    Provide management information systems capable of collecting processing, reporting and maintaining information as
                    required;
               .    Have a governing body that meets the requirements defined in this Contract;
               .    Meet the specified administrative requirements, i.e.,
                    quality improvement, utilization management, provider
                    network, reporting, member services, provider services,
                    staffing;
               .    Be or has applied for accreditation as a managed care
                    organization by either the National Committee for Quality
                    Assurance (NCQA) or Joint Commission on Health Care
                    Organizations (JCAHO) no later than March 31, 2001;
               .    Be incorporated within the State of Michigan.

     2.   Financial Criteria

          The Contractor agrees to comply with all HMO financial requirements and maintain financial records for its Medicaid activities separate from other financial records.

     3.   Provider Network and Health Service Delivery Criteria

          The Contractor:

               . has a network of qualified providers in sufficient numbers and locations to provide appropriate access to Covered Services;
               . provides or arranges appropriate accessible care 24 hours a day, 7 days a week to the enrolled population.
               . has local agreements with DCH contracted behavioral health and developmental disability providers and coordinates care.

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II-M CONTRACTOR ORGANIZATIONAL STRUCTURE, ADMINISTRATIVE SERVICES, FINANCIAL
     REQUIREMENTS AND PROVIDER NETWORKS

     1.   Organizational Structure

          The Contractor will maintain an administrative and organizational structure that supports a high quality, comprehensive managed care program. The Contractor's management approach and organizational structure will ensure effective linkages between administrative areas such as: provider services, member services, regional network development, quality improvement and utilization review, grievance/complaint review, and management information systems.

          The Contractor will be organized in a manner that facilitates efficient and economic delivery of services that conforms to acceptable business practices within the State. The Contractor will employ senior level managers with sufficient experience and expertise in health care management, and must employ or contract with skilled clinicians for medical management activities.

          The Contractor must not include persons who are currently suspended or terminated from the Medicaid program in its provider network or in the conduct of the Contractor's affairs.

          The Contractor will provide, upon request from DCH, a copy of the current organizational chart with reporting structures, names, and positions. A written narrative which documents the operation of the organization and the educational background, relevant work experience, and current job description for the key personnel identified in the organizational chart must be available upon request.

          The Contractor will provide, upon request, a disclosure statement fully disclosing to DCH the nature and extent of any contracts or arrangements between the individuals responsible for the conduct of the Contractor's affairs (or their immediate families, or any legal entity in which they or their families have a financial interest exceeding 5% of the stock or assets of the entity) and the Contractor or a provider or other person concerning any financial relationship with the Contractor. The disclosure statements must be signed by each person listed and notarized. DCH must be notified in writing of a substantial change in the facts set forth in the statement not more than 30 days from the date of the change.

          The Contractor must provide a completed "Authorization for Release of Information" form to DCH for each employee serving in a key position (i.e., Administrator, Medical Director, Chief Financial Officer, Management Information Systems Director). This form must be completed and submitted to DCH for every new employee hired to serve in a key position with the Contractor.

          Information required to be disclosed in this section shall also be available to the Department of Attorney General, Health Care Fraud Division.

     2.   Administrative Personnel

          The Contractor will have sufficient administrative staff and organizational components to comply with all program standards. The Contractor shall ensure that all staff has appropriate training, education, experience, licensure as appropriate, liability coverage, and orientation to fulfill the requirements of the positions. Resumes for key personnel must be available upon request from DCH. Resumes must indicate the type and amount of experience each person has relative to the position.

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          The Contractor must promptly provide written notification to DCH of any vacancies of key positions and must make every effort to fill vacancies in all key positions with qualified persons as quickly as possible. The Contractor shall inform DCH in writing within seven (7) days of staffing changes in the following key positions:

               .    Administrator (Chief Executive Officer)
               .    Medical Director
               .    Chief Financial Officer
               .    Management Information System Director

          The Contractor shall provide the following positions (either through direct employment or contract):

               (a)  Executive Management

                    A full time administrator with clear authority over general administration and implementation of requirements set forth in the Contract including responsibility to oversee the budget and accounting systems implemented by the Contractor. The administrator shall be responsible to the governing body for the daily conduct and operations of the Contractor's plan.

               (b)  Medical Director

                    The medical director shall be a Michigan-licensed physician (MD or DO) and shall be actively involved in all major clinical program components of the Contractor's plan including review of medical care provided, medical professional aspects of provider contracts, and other areas of responsibility as may be designated by the Contractor. The medical director shall devote sufficient time to the Contractor's plan to ensure timely medical decisions, including after hours consultation as needed. The medical director shall be responsible for managing the Contractor's Quality Assessment and Performance Improvement Program. The medical director shall ensure compliance with state and local reporting laws on communicable diseases, child abuse and neglect.

               (c)  Quality Improvement/Utilization Director

                    A full time quality improvement/utilization director who is either the Contractor's medical director, or a Michigan licensed physician or registered nurse who directly reports to the medical director and adequate staff to support quality improvement and utilization review activities.

               (d)  Chief Financial Officer

                    Full-time chief financial officer to oversee the budget and accounting systems implemented by the Contractor.

               (e)  Support/Administrative Staff

                    Adequate clerical and support staff to ensure appropriate functioning of the Contractor's operation.

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               (f)  Member Services Staff

                    Staff to coordinate communications with Enrollees and to act as Enrollee advocates. There shall be sufficient member service staff to enable Enrollees to receive prompt resolution of their problems or inquiries.

               (g)  Provider Services Staff

                    Staff to coordinate communications between the Contractor and its subcontractors and other providers. There shall be sufficient provider services staff to enable providers to receive prompt resolution of their problems or inquiries.

               (h)  Grievance/Complaint Coordinator

                    Staff to coordinate, manage, and adjudicate member and provider grievances.

               (i)  Management Information System (MIS) Director

                    Full-time MIS director to oversee the data management system, and to ensure that all reporting and claims payments are timely and accurate.

     3.   Administrative Requirements

          The Contractor agrees to have the following policies, processes, and plans in place.

               . written policies, procedures and an operational plan for management information systems;
               . a process to review and authorize all network provider contracts;
               . a process to credential and monitor credentials of all healthcare personnel;
               . a process to identify and address instances of fraud and abuse;
               .    a process to review and authorize contracts established for reinsurance and third party liability if applicable;
               .    policies that comply with all federal and state business
                    requirements;
               . the Contractor must comply with all Contract reporting requirements; and
               . designated liaisons - these must include a management information system (MIS) liaison and a general management liaison. All communication between the Contractor and DCH must occur through the designated liaisons unless otherwise specified by DCH. The general management liaison will also be designated as the authorized Contractor expediter pursuant to Contract Section III-B.

          All policies, procedures, and clinical guidelines that the Contractor follows must be in writing and available on request to DCH and/or HCFA. All medical records, reporting formats, information systems, liability policies, provider network information and other detail specific to performing the contracted services must be available on request to DCH and/or HCFA.

     4.   Management Information Systems

          The Contractor will have available a claims processing and management information system sufficient to support provider payments and data reporting between the Contractor and DCH. The Contractor must be capable of controlling, processing, and paying providers for services rendered to Contractor Enrollees. The Contractor

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          must collect service-specific procedures and diagnosis data, to price specific procedures or encounters (depending on the agreement between the provider and the Contractor), and maintain detailed records of remittances to providers. The Contractor is responsible for annual IRS form 1099 reporting of provider earnings.

          Management information systems capabilities are necessary for at least the following areas:

               .    Member enrollment
               .    Provider enrollment
               .    Third party liability activity
               .    Claims payment
               .    Grievance and complaint tracking
               .    Tracking and recall for immunizations, well-child
                    visits/EPSDT, and other services as required by DCH
               .    Encounter reporting
               .    Quality reporting
               .    Member access and satisfaction

     5.   Governing Body

          Each Contractor will have a governing body that has a minimum of 1/3 of its membership consisting of adult Enrollees who are not compensated officers, employees, stockholders who own more than 5% of the shares of the Contractor's plan, or other individuals responsible for the conduct of, or financially interested in, the Contractor's affairs. The Contractor must have written policies and procedures detailing how Enrollee board members will be elected, the length of the term, filling of vacancies, notice to Enrollees and subscribers, etc. The governing body will ensure adoption and implementation of written policies governing the operation of the Contractor's plan. The Enrollee board members must have the same responsibilities as other board members in the development of policies governing the operation of the Contractor's plan. The administrator or executive officer that oversees the day-to-day conduct and operations of the Contractor will be responsible to the governing body. The governing body must meet at least quarterly, and must keep a permanent record of all proceedings that is available to DCH and/or HCFA on request.

     6.   Provider Network in the CHCP

          (a)  General

               The Contractor is solely responsible for arranging and administering Covered Services to Enrollees. Covered Services shall be medically necessary and administered, or arranged for, by a designated PCP. Enrollees shall be provided with an opportunity to select their PCP. If the Enrollee does not choose a PCP at the time of enrollment, it is the Contractor's responsibility to assign a PCP within one month of the effective date of enrollment. If the Contractor cannot honor the Enrollee's choice of the PCP, the Contractor must contact the Enrollee to allow the Enrollee to either make a choice of an alternative PCP or to disenroll. The Contractor must notify all Enrollees assigned to a PCP whose provider contract will be terminated and assist them in choosing a new PCP prior to the termination of the provider contract.

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               The Contractor must ensure that the provider network:

                    . provides available, accessible and adequate numbers of facilities, locations and personnel for the provision of Covered Services.
                    . guarantees that emergency services are available seven days a week, 24-hours per day.
                    . demonstrates that it can maintain a delivery system of sufficient size and resources to offer quality care that accommodates the needs of the enrolled Beneficiaries within each enrollment area.
                    . assures that contracted PCPs provide or arrange for coverage of services 24 hours a day, 7 days a week and PCPs must be available to see patients a minimum of 20 hours per practice location per week.
                    . responds to the cultural, racial and linguistic needs (including interpretive services as necessary) of the Medicaid population.
                    . is described in the provider files for PCPs and other providers that are submitted to the Department's Enrollment Services Contractor.
                    . will have sufficient capacity to handle the maximum number of Enrollees specified under this Contract.

               Provider files will be used to give Beneficiaries information on available Contractors and to ensure that the provider networks identified for Contractors are adequate in terms of number, location, and hours of operation. The Contractor will ensure:

                    . that it will provide to DCH's Enrollment Services contractor provider files which contain a complete description of the provider network available to Enrollees;
                    . that provider files will be submitted in the format specified by DCH;
                    . that provider files will be updated as necessary to reflect the existing provider network;
                    . that provider files will be submitted to DCH's Enrollment Services contractor in a timely manner;
                    . that it will provide to DCH's Enrollment Services contractor a description of the Contractor's service network, including but not limited to: the specialty and hospital network available, arrangements for provision of medically necessary non-contracted specialty care; any family planning services network available, any affiliations with Federally Qualified Health Centers, Rural Health Clinics, and Adolescent Health Centers; arrangements for access to obstetrical and gynecological services; availability of case management or care coordination services; and arrangements for provision of ancillary services. The description will be updated as necessary;
                    . that the services network will be submitted to DCH's Enrollment Services contractor in a timely manner in the format requested

               The Contractor will ensure:

                    . that selected PCPs are accessible taking into account travel time, availability of public transportation and other factors that may determine accessibility;
                    . that primary care and hospital services will be available to Enrollees within 30 minutes or 30 miles travel. Exceptions to this standard may be granted if the Contractor documents that no other network or non-network provider is accessible within the 30 minutes or 30 miles travel time. For pharmacy services, the State's expectations are that the Contractor will ensure access within 30 minutes travel time and that services will be available during evenings and on weekends;
                    . that reasonable access to specialists will be based on the availability and distribution of such specialists;

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                    .    that adequate access exists for ancillary services such
                         as pharmacy services, durable medical equipment services, home health services, and Maternal and Infant Support Services;
                    . that arrangements for laboratory services will be through only those laboratories with CLIA certificates;
                    . that all ancillary providers and facilities must be appropriately licensed or certified if required under 1978 PA 368, as amended.

          (b)  Mainstreaming

               DCH considers mainstreaming of Enrollees into the broader health delivery system to be important. The Contractor must have guidelines and a process in place to ensure that Enrollees are provided Covered Services without regard to race, color, creed, sex, religion, age, national origin, ancestry, marital status, sexual preference, or physical or mental handicap. In addition, the Contractor must ensure that:

                    . Enrollees will not be denied a Covered Service or availability of a facility or provider identified in this Contract.

                    . Network providers will not intentionally segregate Enrollees in any way from other persons receiving health care services.

          (c)  Public and Community Providers and Organizations

               Contractors must work closely with local public and private community-based organizations and providers to address prevalent health care conditions and issues. Such agencies and organizations include local health departments, local FIA offices, family planning agencies, Substance Abuse Coordinating Agencies, community and migrant health centers, school based and adolescent health centers, and local or regional consortiums centered around various health conditions. Local coordination and collaboration with these entities will make a wider range of essential health care and support services available to the Contractor's Enrollees. Each county has a different array of these providers, and agencies or organizations. Contractors are encouraged to coordinate with these entities through participation of their provider networks in Michigan's county-based community health assessment and improvement process and multipurpose human services collaborative bodies.

               A local coordination matrix is provided in the Appendix of this Contract. The Contractor is encouraged to use this document as a guide for establishing coordination and collaboration practices and protocols with local public health agencies. To ensure that the services provided by these agencies are available to all Contractors, an individual Contractor shall not require an exclusive contract as a condition of participation with the Contractor.

               It is also beneficial for Contractors to collaborate with non-profit organizations that have maintained a historical base in the community. These entities are seen by many Enrollees as "safe harbors" due to their familiarity with the cultural standards and practices within the community. For example, adolescent health centers are specifically designed to be accessible and acceptable, and are viewed as a "safe harbor" where adolescents will seek rather than avoid or delay needed services.

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          (d)  Local Behavioral Health and Developmental Disability Provider
               Agreements

               Some Enrollees in each Contractor's plan may also be eligible for services provided by Behavioral Health Services and Services for Persons with Developmental Disabilities managed care programs. Contractors are not responsible for the direct delivery of specified behavioral health and developmental disability services. The Contractor will establish and maintain local agreements with behavioral health and developmental disability agencies or organizations contracting with the State.

               Contractors must ensure that local agreements address the following issues:

                    .    Emergency services
                    .    Pharmacy and laboratory service coordination
                    .    Medical coordination
                    .    Data and reporting requirements
                    .    Quality assurance coordination
                    .    Grievance and complaint resolution
                    .    Dispute resolution

               Examples of local agreements are included in the Appendix of this Contract.

          (e)  Network Changes

               Contractors will notify DCH within seven (7) days of any changes to the composition of the provider network that affects the Contractor's ability to make available all Covered Services in a timely manner. Contractors will have procedures to address changes in its network that negatively affect access to care. Changes in provider network composition that DCH determines to negatively affect Enrollees' access to Covered Services may be grounds for sanctions or Contract termination.

               If the Contractor expands the PCP network within a county and can serve more Enrollees the Contractor may submit a request to DCH to increase capacity. The request must include details of the changes that would support the increased capacity. Contractor must use the format specified by DCH to describe network capacity.

          (f)  Provider Contracts

               In addition to HMO licensure requirements, Contractor provider contracts will meet the following criteria:

                    . Prohibit the provider from seeking payment from the Enrollee for any Covered Services provided to the Enrollee within the terms of the Contract and require the provider to look solely to the Contractor for compensation for services rendered. No cost-sharing or deductibles can be collected from Enrollees. Co-payments are only permitted with DCH approval.
                    . Require the provider to cooperate with the Contractor's quality improvement and utilization review activities.
                    . Include provisions for the immediate transfer of Enrollees to another Contractor PCP if their health or safety is in jeopardy.

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                    .    Cannot prohibit a provider from discussing treatment
                         options with Enrollees that may not reflect the Contractor's position or may not be covered by the Contractor.
                    . Cannot prohibit a provider from advocating on behalf of the Enrollee in any grievance or utilization review process, or individual authorization process to obtain necessary health care services.
                    . Require providers to meet Medicaid accessibility standards as established in Medicaid policy.

               In accordance with Section 1932 (b)(7) of the Social Security Act as implemented by Section 4704(a) of the Balanced Budget Act, Contractors may not discriminate with respect to participation, reimbursement, or indemnification as to any provider who is acting within the scope of provider's license or certification under applicable State law, solely on the basis of such license or certification. This provision should not be construed as an "any willing provider" law, as it does not prohibit Contractors from limiting provider participation to the extent necessary to meet the needs of the Enrollees. This provision also does not interfere with measures established by Contractors that are designed to maintain quality and control costs consistent with the responsibility of the organization.

          (g)  Disclosure of Physician Incentive Plan

               Contractors will annually disclose to DCH the information on their provider incentive plans listed in 42 CFR 417.479(h)(1) and 417.479(i), as required in 42 CFR 434.70(a)(3), in order to determine whether the incentive plans meet the requirements of 42 CFR 417.479 (d) -- (g) when there exists compensation arrangements under the Contract where payment for designated health services furnished to an individual on the basis of a physician referral would otherwise be denied under Section 1903
               (s) of the Social Security Act. The Contractor will provide the information on its physician incentive plans listed in 42 CFR 417.479(h)(3) to any Enrollee.

          (h)  Provider Credentialling

               The Contractor will have written credentialling and re-credentialling (at least every two years) policies and procedures for ensuring quality of care and ensuring that all providers rendering services to their Enrollees are licensed by the State and are qualified to perform their services throughout the life of the Contract. The Contractor must ensure that network providers residing and providing services in bordering states meet all applicable licensure and certification requirements within their state. The Contractor also must have written policies and procedures for monitoring its providers and for sanctioning providers who are out of compliance with the Contractor's medical management standards.

          (i)  PCP Standards

               The Contractor must offer its Enrollees freedom of choice in selecting a PCP. The Contractor will have written policies and procedures describing how Enrollees choose and are assigned to a PCP, and how they may change their PCP. The PCP is responsible for supervising, coordinating and providing all primary care to each assigned Enrollee. In addition, the PCP is responsible for initiating referrals for specialty care, maintaining continuity of each Enrollee's health care, and maintaining the Enrollee's medical record which includes documentation of all services provided by the PCP as well as any specialty or referral services.

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               The Contractor will allow a specialist to perform as a PCP when the Enrollee's medical condition warrants management by a physician specialist. This may be necessary for those Enrollees with conditions such as diabetes, end-stage renal disease or other chronic disease or disability. The need for management by a physician specialist should be determined on a case-by-case basis in consultation with the Enrollee. If the Enrollee disagrees with the Contractor's decision, the Enrollee should be informed of his or her right to file a grievance with the Contractor and/or to file an appeal with DCH.

               The Contractor will ensure that there is a reliable method and system for providing 24 hour access to urgent care and emergency services 7 days a week. All PCPs within the network must have information on the system and must reinforce with their Enrollees the appropriate use of health care services. Routine physician and office visits must be available during regular and scheduled office hours. Provisions must be available for obtaining urgent care 24 hours a day. Urgent care may be provided directly by the PCP or directed by the Contractor through other arrangements. Emergency Services must always be available.

               Direct contact with a qualified clinical staff person must be available through a toll-free telephone number at all times.

               At a minimum, the Contractor shall have or provide one full-time PCP per 2,000 members. This ratio shall be used to determine maximum Enrollment Capacity for the Contractor in an approved service area.

               The Contractor will assign a PCP who is within 30 minutes or 30 miles travel time to the Enrollee's home, unless the Enrollee chooses otherwise. Exceptions to this standard may be granted if the Contractor documents that no other network or non-network provider is accessible within the 30 minute or 30 mile travel time. The Contractor will take the availability of handicap accessible public transportation into consideration when making PCP assignments.

               PCPs must be available to see Enrollees a minimum of 20 hours per practice location per week. This provision may be waived by DCH in response to a request supported by appropriate documentation. Specialists are not required to meet this standard for minimum hours per practice location per week. In the event that a specialist is assigned to act as a PCP, the Enrollee must be informed of the specialist's business hours. In circumstances where teaching hospitals use residents as providers in a clinic and a supervising physician is designated as the PCP by the Contractor, the supervising physician must be available at least 20 hours per practice location per week.

               The Contractor will ensure that some providers offer evening and weekend hours of operation in addition to scheduled daytime hours. The Contractor will provide notice to Enrollees of the hours and locations of service for their assigned PCP.

               The Contractor will monitor waiting times to get appointments with providers, as well as the length of time actually spent waiting to see the provider. This data must be reported to DCH upon request. The Contractor will have established

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               criteria for monitoring appointment scheduling for routine and urgent care and for monitoring waiting times in provider offices. These criteria must be submitted to DCH upon request.

               The Contractor will ensure that a maternity care provider is designated for an enrolled pregnant woman for the duration of her pregnancy and postpartum care. A maternity care provider is a provider meeting the Contractor's credentialling requirements and whose scope of practice includes maternity care. An individual provider must be named as the maternity care provider to assure continuity of care. An OB/GYN clinic or practice cannot be designated as a PCP or maternity care provider. Designation of individual providers within a clinic or practice is appropriate as long as that individual, within the clinic or practice, agrees to accept responsibility for the Enrollees care for the duration of the pregnancy and post-partum care.

               For maternity care, the Contractor will be able to provide initial prenatal care appointments for enrolled pregnant women according to standards developed by the CAC and the QIC.

II-N PAYMENT TO PROVIDERS

     The Contractor will make timely payments to all providers for Covered Services rendered to Enrollees. With the exception of newborns, the Contractor will not be responsible for any payments owed to providers for services rendered prior to a Beneficiary's enrollment with the Contractor's plan. Except for newborns, payment for services provided during a period of retroactive eligibility will be the responsibility of DCH.

     1.   Electronic Billing Capacity

          The Contractor must meet the following timeframes for electronic billing capacity and may require its providers to meet the same standard as a condition for payment:

               (a) Be capable of accepting electronic billing for HCFA 1500 and UB 92 no later than May 31, 2000;
               (b) Be capable of accepting electronic billing for UB 92 (Inpatient and Outpatient Claims) with Medicare format standards no later than September 30, 2000;
               (c) Be capable of accepting electronic billing for HCFA 1500 claims with Medicare format standards no later than December 31, 2000.

     2.   Prompt Payment

          Contractors must meet the prompt payment requirements as stated in 2000 PA 187.

     3.   Payment Resolution Process

          The Contractor will have an effective provider appeal process to promptly resolve provider billing disputes. The Contractor will cooperate with providers who have exhausted the Contractor's appeal process by entering into arbitration or other alternative dispute resolution process.

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     4.   Arbitration

          When arbitration is requested by a provider, the Contractor is required to participate in a binding arbitration process.

          DCH will provide a list of neutral arbitrators that can be made available to resolve billing disputes. These arbitrators will be organizations with the appropriate expertise to analyze medical claims and supporting documentation available from medical record reviews and determine whether a claim is complete, appropriately coded, and should or should not be paid. A model agreement will be developed by DCH that both parties to the dispute will be required to sign. This agreement will specify the name of the arbitrator, the dispute resolution process, a timeframe for the arbitrator's decision, and the method of payment for the arbitrator's fee.

          The party found to be at fault will be assessed the cost of the arbitrator. If both parties are at fault, the cost of the arbitration will be apportioned.

          The Contractor will be subject to an interest charge based on the value of unpaid claims when clean claims are not processed and paid within 30 days of receipt. Applicable interest rates for the unpaid claims shall be specified by DCH based on Medicare guidelines.

          A provider that submits duplicate claims that have previously been denied or returned with notice by the Contractor that the claim is incomplete or incorrect shall be subject to a service charge for each duplicate claim in an amount determined by DCH if the duplicate claim is submitted without completion, correction or further information that addresses denial or return.

     5.   Post-payment Review

          The Contractor may utilize a post-payment review methodology to assure claims have been paid appropriately.

     6.   Total Payment

          The Contractor or its providers may not require any co-payments, patient-pay amounts, or other cost-sharing arrangements unless authorized by DCH. The Contractor's providers may not bill Enrollees for the difference between the provider's charge and the Contractor's payment for Covered Services. The Contractor's providers will not seek nor accept additional or supplemental payment from the Enrollee, his/her family, or representative, in addition to the amount paid by the Contractor even when the Enrollee has signed an agreement to do so.

     7.   Case Rate Payments for Emergency Services

          The Contractor, in the absence of a contract with emergency providers, must provide reimbursement at Medicaid rates for professional and facility services provided in the emergency room of a hospital as required in Section II-I-1 and Section II-1-2 of this Contract. As described in a Medicaid policy bulletin prepared for this issue (Proposed Policy Draft #0034-prac), the DCH will convert the existing

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          Medicaid rates to inclusive case rate for professional emergency services provided in a hospital emergency room. The Contractor must use the case rates when presented with claims from emergency providers.

II-O PROVIDER SERVICES (NETWORK AND OUT-OF-NETWORK)

     The Contractor will:

          . Provide contract and education services for the provider network, ensure proper maintenance of medical records, maintain proper staffing to respond to provider inquiries, and be able to process provider grievances, complaints, and an appeal system to resolve provider billing disputes;
          . Maintain a written plan detailing methods of provider recruitment and education regarding Contractor policies and procedures;
          . Maintain a regular means of communicating and providing information on changes in policies and procedures to its providers. This may include guidelines for answering written correspondence to providers, offering provider-dedicated phone lines, or a regular provider newsletter;
          . Provide a staff of sufficient size to respond timely to provider inquiries, questions and concerns regarding Covered Services.
          . Provide a copy of the Contractor's prior authorization policies to the provider when the provider joins the Contractor's provider network. The Contractor must notify providers of any changes to prior authorization policies as changes are made.

II-P QUALITY ASSESSMENT AND PERFORMANCE IMPROVEMENT PROGRAM STANDARDS

     1.   Quality Assessment and Performance Improvement Program Standards

          The Contractor will have an ongoing Quality Assessment and Performance Improvement Program that meets the requirements of 42 CFR 434.34. The Contractor's medical director shall be responsible for managing the Quality Assessment and Performance Improvement Program. The Contractor must maintain a QIC for purposes of reviewing the Quality Assessment and Performance Improvement Program, its results and activities, and recommending changes on an ongoing basis. The QIC must be comprised of Contractor staff, including but not limited to the quality improvement director and other key management staff, as well as health professionals providing care to Enrollees.

          The Contractor's Quality Assessment and Performance Improvement Program will be capable of identifying opportunities to improve the provision of health care services and the outcomes of such care for Enrollees. In addition, the Contractor's Quality Assessment and Performance Improvement Program will incorporate and address findings of site reviews by DCH, external independent reviews, and statewide focused studies and the recommendations of the CAC. In addition, the Contractor's Quality Assessment and Performance Improvement Program must develop or adopt performance improvement goals, objectives and activities or interventions as required by the DCH to improve service delivery or health outcomes for Enrollees.

          The Contractor will have a written plan for the Quality Assessment and Performance Improvement Program which includes a statement of the Contractor's performance goals and objectives, lines of authority and accountability including data responsibilities, evaluation tools, and performance improvement activities.

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          The written plan must also describe how the Contractor will:

               . Analyze both the processes and outcomes of care using currently accepted standards from recognized medical authorities, including focused review of individual cases as appropriate and to discern the causes of variation in the provision of care to Enrollees.

               . Establish clinical and non-clinical priority areas and indicators for assessment and performance improvement.

               . Use measures to analyze the delivery of services and quality of care, over and under utilization of services, disease management strategies, and outcomes of care. The Contractor is expected to collect and use data from multiple sources such as medical records, encounter data, HEDIS(R), claims processing, grievances, utilization review and member satisfaction instruments in this activity.

               . Compare Quality Assessment and Performance Improvement Program findings with past performance and with established program goals and available external standards.

               . Measure the performance of Contractor providers and conduct peer review activities such as: identification of practices that do not meet Contractor standards; recommendation of appropriate action to correct deficiencies; and monitoring of corrective action by providers.

               . Measure provider performance through the inclusion of medical record audits to be performed at least twice annually on a statistically valid sample of Contractor providers.

               . Provide performance feedback to providers, including detailed discussion of clinical standards and expectations of the Contractor.

               . Develop and/or adopt clinically appropriate practice parameters and protocols/guidelines and give the Contractor's providers enough information about the protocols to enable them to meet the established standards.

               . Evaluate access to care for Enrollees according to the established standards and those developed by the CAC and Contractor's QIC and implement a process for ensuring that network providers meet and maintain the standards. The evaluation should include an analysis of the accessibility of services to Enrollees with disabilities.

               . Perform a member satisfaction survey annually, in collaboration with DCH, and distribute results to providers, Enrollees, and DCH.

               . Implement improvement strategies related to program findings and evaluate progress periodically but at least annually.

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               .    Maintain the written plan for the Contractor's Quality
                    Assessment and Performance Improvement Program that will be available to DCH upon request.

     2.   Performance Objectives

          At a minimum, the Contractor will include performance objectives for the delivery of services to Enrollees in the written plan for its Quality Assessment and Performance Improvement Program. The Contractor's performance on these objectives will be monitored by DCH.

          For Enrollees with continuous enrollment with the Contractor according to HEDIS(R) reporting standards, the Contractor will be assessed against performance objectives as specified annually by DCH.

          DCH will also use the results of performance assessments as part of the formula for automatic enrollment assignments.

          The Contractor's QIC may establish additional performance objectives based on its own assessment and program findings.

     3.   Statewide Performance Improvement

          In addition to its internal Quality Assessment and Performance Improvement Program, the Contractor may be required to participate in statewide focused studies or performance improvement activities.

          The CAC established by DCH will collaborate with Contractors to determine priority areas for statewide focused studies and performance improvement initiatives. The CAC will establish time frames for submission of data and information for statewide focused studies and will review and approve all analytical methodologies associated with the focused studies to assure that comparisons among Contractors are possible. The clinical priority areas may vary from one year to the next and will reflect the needs of the Beneficiaries. The measures may include, but are not limited to:

               .    Low birth weight deliveries
               .    Vaginal delivery and C-section rates
               .    Well-Child/EPSDT visit periodicity
               .    Immunization rates
               .    Re-hospitalization rates
               .    Mortality rates
               .    Emergency room use
               .    Chronic disease prevalence and management.

          The Contractor will assess performance for the priority area(s) identified by the CAC as requested by DCH, using defined indicators of health status, functional status, Enrollee satisfaction or valid proxies of these outcomes. The Contractor must submit data and information for priority area(s) as requested by DCH. The Contractor will address the statewide focused study findings for priority area(s) through its Quality Assessment and Performance Improvement Program and develop performance improvement goals, objectives and activities specific to the

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          Contractor. The Contractor will incorporate any statewide performance improvement objectives, established as a result of a statewide focus study or performance improvement initiative, into the written plan for its Quality Assessment and Performance Improvement Program.

          The CAC may recommend standards of care and related protocols in areas including, but not limited to: family planning, diabetes, asthma, end stage renal disease, AIDS, and maternal and infant support. The Contractor must implement these standards of care and related protocols through its Quality Assessment and Performance Improvement Program if required by DCH.

     4.   External Quality Review

          The State will arrange for an annual, external independent review of the quality and outcomes, timeliness of, and access to Covered Services provided by the Contractor. The Contractor will address the findings of the external review through its Quality Assessment and Performance Improvement Program. The Contractor must develop and implement performance improvement goals, objectives and activities in response to the external review findings as part of the Contractor's Quality Assessment and Performance Improvement Program. A description of the performance improvement goals, objectives and activities developed and implemented in response to the external review findings will be included in the Contractor's quality assessment and performance improvement program and provided to DCH upon request. DCH may also require separate submission of an improvement plan specific to the findings of the external review.

     5.   Annual Effectiveness Review

          The Contractor will annually conduct an effectiveness review of its Quality Assessment and Performance Improvement Program. The effectiveness review must include analysis of whether there have been improvements in the quality of health care and services for Enrollees as a result of quality assessment and improvement activities and interventions carried out by the Contractor. The analysis should take into consideration trends in service delivery and health outcomes over time and include monitoring of progress on performance goals and objectives. Information on the effectiveness of the Contractor's Quality Assessment and Performance Improvement Program must be provided annually to network providers and to Enrollees upon request. Information on the effectiveness of the Contractor's Quality Assessment and Performance Improvement Program must be provided to DCH upon request.

     6.   Consumer Survey.

          Contractors must conduct a survey of their enrollee population using the Consumer Assessment of Health Plan Survey, CAHPS, instrument either by partnering with the DCH through cost sharing or by directly contracting with a NCQA certified CAHPS vendor and submitting the data according to the specifications and timelines established by the DCH.

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II-Q UTILIZATION MANAGEMENT

     The major components of the Contractor's utilization management plan must encompass, at a minimum, the following:

          . Written policies and procedures that conform with managed health care industry standards and processes.
          . A formal utilization review committee directed by the Contractor's medical director to oversee the utilization review process.
          . Sufficient resources to regularly review the effectiveness of the utilization review process, and to make changes to the process as needed.
          . An annual review and reporting of utilization review activities and outcomes/interventions from same.

     The Contractor may establish and use a prior approval procedure for utilization management purposes provided that it does not use such procedures to avoid providing medically necessary services within the coverages established under the Contract. The utilization management activities of the Contractor must be integrated with the Contractor's quality assessment and performance improvement program.

II-R THIRD PARTY RESOURCE REQUIREMENTS

     The Contractor will collect any payments available from other health insurers including Medicare and private health insurance for services provided to its members in accordance with Section 1902(a)(25) of the Social Security Act and 42 CFR 433 Subpart D. The Contractor will be responsible for identifying and collecting third party liability information and may retain third party collections.

     Third party liability (TPL) refers to any other health insurance plan or carrier (e.g., individual, group, employer-related, self-insured or self-funded plan or commercial carrier, automobile insurance and worker's compensation) or program (e.g., Medicare) that has liability for all or part of a member's health care coverage. Contractors are payers of last resort and will be required to identify and seek recovery from all other liable third parties in order to make themselves whole. All such collections may be retained by the Contractor. The Contractor must report third party collections in its encounter data submission and in aggregate as required by DCH.

     DCH will provide the Contractor with a listing of known third party resources for its Enrollees. The listing will be produced monthly and will contain information made available to the State at the time of eligibility determination and/or redetermination.

     When an Enrollee is also enrolled in Medicare, Medicare will be the primary payer ahead of any Contractor. The Contractor must make the Enrollee whole by paying or otherwise covering all Medicare cost sharing amounts incurred by the Enrollee such as coinsurance and deductibles.

II-S MARKETING

     With the approval of DCH, Contractors are allowed to promote their services to the general population in the community, provided that such promotion and distribution of materials is directed at the population of the entire approved service area.

     However, direct marketing to individual Beneficiaries is prohibited. The Contractor may not provide inducements through which compensation, reward, or supplementary benefits or services are offered to Beneficiaries to enroll or to remain enrolled with the

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     Contractor. DCH will review and approve any form of marketing. The following are examples of allowed and prohibited marketing locations and practices:

     1. Allowed Marketing Locations/Practices directed at the general population:

               .    Newspaper articles
               .    Newspaper advertisements
               .    Magazine advertisements
               .    Signs
               .    Billboards
               .    Pamphlets
               .    Brochures
               .    Radio advertisements
               .    Television advertisements
               .    Noncapitated plan sponsored events
               .    Public transportation (i.e. buses, taxicabs)
               .    Mailings to the general population.

     2.   Prohibited Marketing Locations/Practices which target individual
          Beneficiaries:

               .    Local FIA offices
               .    Provider offices
               .    Individual Contractor "Health Fairs"
               .    Malls or commercial retail establishments
               .    Hospitals
               .    Check cashing establishments
               .    Door-to-door marketing
               .    Telemarketing
               .    Community centers and clinics
               .    Churches
               .    Direct mail targeting individual Medicaid Beneficiaries
               .    WIC clinics.

     3.   Marketing Materials

          The Contractor is required to develop informational materials such as pamphlets and brochures that can be used to assist Beneficiaries in choosing a Contractor. Marketing materials shall contain provider and physician choices offered by the Contractor, and their locations and specialties. All written and oral materials must be prior approved by DCH.

          Materials must be written at no higher than 6th grade level as determined by any one of the following indices:

               .    Fry Readability Index
               .    PROSE The Readability Analyst (software developed by
                    Educational Activities, Inc.)
               .    Gunning FOG Index
               .    McLaughlin SMOG Index
               .    Other computer generated readability indices accepted by
                    DCH.

          Marketing materials must be available in languages appropriate to the Beneficiaries being served within the county. All material must be culturally appropriate and available in alternative formats in accordance with the American with Disabilities Act.

          DCH may impose monetary or restricted enrollment penalties should the Contractor or any of its subcontractors or providers be found to use marketing materials which have not been approved in writing by DCH or engage in prohibited marketing practices. DCH reserves the right to suspend all enrollment of new Enrollees into

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          the Contractor's plan. Such suspensions may be imposed for a period of sixty (60) days from notification of the violation by DCH to the Contractor.

II-T MEMBER AND ENROLLEE SERVICES

     1.   General

          All Enrollee services must address the need for culturally-appropriate interventions. Reasonable accommodation must be made for Enrollees with hearing and/or vision impairments.

          Contractors will establish and maintain a toll-free 24 hours a day, 7 days a week telephone number to assist with questions that Enrollees may have about the Contractor's providers or Covered Services.

          Contractors will issue an eligibility card to all Enrollees that identifies their PCP's name and phone number. The card must also include the tollfree 24 hours a day, 7 days a week phone number for Enrollees to call and a unique identifying number for the Enrollee.

          The Contractor will demonstrate a commitment to case managing the complex health care needs of Enrollees. That commitment will be demonstrated by the involvement of the Enrollee in the development of his or her treatment plan and will take into account all of an Enrollee's needs (e.g. home health services, therapies, durable medical equipment and transportation).

          Contractors will accept as enrolled all Enrollees appearing on monthly enrollment reports and infants enrolled by virtue of the mother's enrollment status. Contractors may not discriminate against Beneficiaries on the basis of health needs or health status.

          The duties of each Contractor include arrangements for medically necessary services and education of Enrollees with regard to the importance of preventive care. In this context, Contractors may not encourage an Enrollee to disenroll because of health care needs or a change in health care status. Further, an Enrollee's health care utilization patterns may not serve as the basis for disenrollment from the Contractor. Subject to the above, Contractors may request that DCH prospectively disenroll an Enrollee for cause and present all relevant evidence to assist DCH in reaching its decision. DCH shall consider all relevant factors in making its decision. DCH's decision regarding disenrollment shall be final. Disenrollments "for cause" will be the first day of the next available month.

     2.   Enrollee Education

          (a) The Contractor will be responsible for developing and maintaining Enrollee education programs designed to provide the Enrollee with clear, concise, and accurate information about the Contractor's services. Materials for Enrollee education should include:

               .    Member handbook
               .    Contractor bulletins or newsletters sent to the Contractor's
                    Enrollees at least three times a year that provide updates related to Covered Services, access to providers and updated policies and procedures.
               .    Literature regarding health/wellness promotion programs
                    offered by the Contractor.

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          (b)  Enrollee education should also focus on the appropriate use of health services. Contractors are encouraged to work with local and community based organizations to facilitate their provision of Enrollee education services.

     3.   Member Handbook/Provider Directory

          Contractors must mail printed information via first class mail on accessing Covered Services to all Enrollees within five (5) Business Days of being notified of their enrollment. When there are program or service site changes, notification must be provided to the affected Enrollees at least ten (10) Business Days before implementation.

          The Contractor must maintain documentation verifying that the information in the member handbook is reviewed for accuracy and updated at least once a year. The provider directory may be published separately. At a minimum the member handbook must include:

               .    A table of contents
               .    A Provider Directory listed by county including:
                    Provider name, address, telephone number and any hospital
                    affiliation
                    Days and hours of operation
                    Languages spoken at the primary care sites
                    Information on how to choose and change PCPs
               .    A list of all hospitals, pharmacies, medical suppliers, and other ancillary health providers the Enrollees may need to access
               .    What to do when family size changes
               .    How to make, change, and cancel appointments with a PCP
               .    A description of all available Contract services and an
                    explanation of any service limitations or exclusions from
                    coverage
               .    How to contact the Contractor's Member Services and a
                    description of its function
               .    Information regarding the grievance and complaint process
                    including how to register a complaint with the Contractor, and/or the State, and how to file a written grievance
               .    Information regarding the State's fair hearing process and that access to that process may occur without first going
                    through the Contractor's grievance/complaint process
               .    What to do in case of an emergency and instructions for
                    receiving advice on getting care in case of any emergency.
                    Enrollees should be instructed to activate emergency medical services (EMS) by calling 9-1-1 in life threatening
                    situations
               .    How to obtain emergency transportation and medically
                    necessary transportation
               .    How to obtain medically necessary durable medical equipment
                    (or customized durable medical equipment)
               .    How to access hospice services
               .    Information on the signs of substance abuse problems,
                    available substance abuse services and accessing substance abuse services
               .    Information on well-child care, immunizations, and follow-up services for Enrollees under age 21 (EPSDT)
               .    Information on vision services, family planning services,
                    and how to access these services
               .    Information on the process of referral to specialists and
                    other providers
               .    Information on the availability and process for accessing
                    Covered Services that are not the responsibility of the Contractor, but are available to its Enrollees such as dental care, behavioral health and developmental disability services
               .    Information on how to handle out of county and out of state services
               .    Information to Enrollees that they are entitled to receive
                    FQHC services
               .    How Enrollees can contribute towards their own health by
                    taking responsibility, including appropriate and inappropriate behavior

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               .    Information regarding pregnancies which conveys the
                    importance of prenatal care and continuity of care, to promote optimum care for mother and infant
               .    Information regarding the Women's, Infant's, and Children
                    (WIC) Supplemental Food and Nutrition Program
               . Information advising Enrollees of their right to request information regarding physician incentive arrangements including those that cover referral services that place the physician at significant financial risk (more than 25%), other types of incentive arrangements, whether stop-loss coverage is provided
               . Information regarding when specialists may be designated as their PCP; and
               . Any other information deemed essential by the Contractor and/or the DCH
               . Information regarding the Enrollee's right to obtain routine OB/GYN and Pediatric services from network providers without a referral.

          The handbook must be written at no higher than a sixth grade reading level. Member handbooks must be available in languages other than English when more than five percent (5%) of the Contractor's Enrollees speak another language. The Contractor must submit all member handbook material to DCH for approval prior to distribution to members. The Contractor must agree to make modifications in the handbook language so as to comply with the specifications of this Contract.

     4.   Protection of Enrollees Against Liability for Payment and Balanced
          Billing

          Section 1932(b)(6) of the Social Security Act requires Contractors to protect Enrollees from certain payment liabilities. Section 1128B(d)(1) of the Social Security Act authorizes criminal penalties to providers in the case of services provided to an individual enrolled with a Contractor which are charges at a rate in excess of the rate permitted under the organization's Contract.

II-U GRIEVANCE/COMPLAINT PROCEDURES

     The Contractor will establish and maintain an internal process for the resolution of complaints and grievances from Enrollees. Enrollees may file a complaint or grievance on any aspect of service provided to them by the Contractor.

     Enrollees must be told of their right to an administrative hearing if dissatisfaction is expressed at any point during the rendering of medical treatment. While Contractors may attempt to resolve the dispute through their grievance or complaint process, this process must not supplant or replace the Enrollee's right to file a hearing request with DCH. The Contractor's grievance or complaint process may occur simultaneously with DCH's administrative hearing process.

     The following definitions apply:

          DCH Administrative Hearing: Also called a fair hearing, an impartial review by DCH of a decision made by the Contractor that the Enrollee believes is inappropriate. The Administrative Hearing is conducted by an Administrative Law Judge.

          Administrative Law Judge: A person designated by DCH to conduct the Administrative Hearing in an impartial or unbiased manner.

          Adverse Determination: A determination by a Contractor that a facility admission, availability of care, continued stay or other health care service has been reviewed

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          and denied, reduced or terminated. Failure of the Contractor to respond in a timely manner constitutes an adverse determination.

          Complaint: A communication by an Enrollee or an Enrollee's representative to the Contractor expressing an opinion about care or service provided by the Contractor, or presenting an issue to the Contractor with a request for relief that can be resolved informally. Complaints may be oral or written.

          Grievance: A written complaint on behalf of an Enrollee, submitted by an Enrollee or a person, including but not limited to, a physician authorized to act on behalf of the Enrollee regarding:

               (a) availability, delivery or quality of health care services, including a complaint regarding an adverse determination made pursuant to utilization review;
               (b) claims payment, handling or reimbursement for health care services;
               (c) matters pertaining to the contractual relationship between a Contractor and an Enrollee.

     1.   Contractor Grievance/Complaint Procedure Requirements

          The Contractor agrees to have written policies and procedures governing the resolution of complaints and grievances. These written policies and procedures will meet the following requirements:

               . The Contractor shall administer an internal complaint and grievance procedure according to the requirements of MCLA
                    500.22113 and shall cooperate with the Michigan Office of Financial and Insurance Services in the implementation of 2000 PA 251, "Patient's Rights to Independent Review Act".

     2.   Notice to Enrollees of Grievance Procedure

          The Contractor will inform Enrollees about the Contractor's internal grievance procedures at the time of initial enrollment, each time a service is denied, reduced or terminated, and any other time a Enrollee expresses dissatisfaction with the Contractor. The information will be included in the member handbook and will explain:

               .    how to file a complaint or grievance with the Contractor
               .    the internal grievance resolution process
               .    the member's right to a fair hearing with the State

     3.   State Medicaid Appeal Process

          The State will maintain a Medicaid fair hearing process to ensure that Enrollees have the opportunity to appeal decisions directly to the State.

     4.   Termination of Coverage

          (a) The Contractor shall be responsible for the Enrollee's medical care until the Department notifies the Contractor that its responsibility for the Enrollee is no longer in effect.

          (b) DCH will not retroactively disenroll any Enrollees unless the person was enrolled in error, the person died before the beginning of the month in which a capitation payment was made, or for CSHCS enrollment as described under (c) (v) below. Recoupments of capitation will be collected by DCH for all retroactive

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               disenrollments. DCH shall only retroactively enroll newborns and persons previously enrolled who regain eligibility for Medicaid within ninety-three (93) days from the date eligibility was lost. The Contractor shall not deny payment for medically necessary covered services provided during the 93 day re-enrollment period for reason of not authorized.

          (c) Coverage for an Enrollee shall terminate whenever any of the following occurs:

                   i.    This Contract is terminated for any reason.

                   ii. The Enrollee is no longer eligible for Medicaid and does not regain eligibility within ninety-three (93) days.

                   iii. The Enrollee dies. The Contractor shall be entitled to a capitation payment for such person through the last day of the month in which death occurred.

                   iv. The Enrollee moves outside the Contractor's service area. In such instances, the Enrollee shall be disenrolled effective the first (1st) day of the month following DCH's implementation of the change of address. The Contractor shall remain responsible for all medically necessary Covered Services until the effective date of disenrollment.

                   v. The Enrollee is medically eligible for CSHCS and has elected to enroll in CSHCS. When the Enrollee has joined CSHCS, the Enrollee will be disenrolled from the Contractor's health plan effective with the first day of the month for which CSHCS medical eligibility was determined. The Contractor will assist DCH in determining medical eligibility by promptly providing medical documentation to DCH using standard forms and will also assist the DCH in CSHCS enrollment education efforts after medical eligibility has been confirmed.

                   vi. The Enrollee is eligible for long-term custodial services in a nursing facility following discharge from an acute care inpatient facility.

                              . The Contractor shall involve DCH in discharge planning for Enrollees whom the Contractor believes will require custodial long-term care services in a nursing facility upon discharge from the inpatient setting. If DCH is involved and if DCH agrees that the Enrollee meets the criteria for admission to a nursing facility for long-term custodial care upon discharge from the inpatient setting, DCH will disenroll the Enrollee from the Contractor's plan upon discharge from the inpatient setting.
                              . If the Contractor fails to provide DCH with sufficient notice of the impending discharge or does not include DCH in discharge planning for the Enrollee, the Contractor will be responsible for all services required by the Enrollee for up to 45 days.
                              .    The Contractor is responsible for all
                                   restorative and rehabilitative services
                                   required by its Enrollees (including care in a nursing facility). The Contractor is not responsible for

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                                                           CONTRACT #071B1001026
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                                   Covered Services provided in a nursing
                                   facility that was not authorized by the
                                   Contractor.

                              .    DCH has sole responsibility for the
                                   determination of eligibility for long-term care services paid for by DCH.

                   vii. The Enrollee is admitted to a state psychiatric hospital. An Enrollee admitted to a state psychiatric hospital shall be disenrolled at the end of the month. The Contractor shall not be responsible for reimbursing the state psychiatric hospital.

                   viii. The Enrollee is granted a disenrollment by DCH for
                         medical exceptions.

                         (a) Except for Beneficiaries who may be medically eligible for CSHCS, the Contractor shall not ask DCH to disenroll an Enrollee because of an adverse change in the Enrollee's health. The Contractor must ensure DCH that any request for termination is not due to a change in the Enrollee's health.

                         (b) The Contractor may terminate the enrollment of an Enrollee, subject to the prior approval of DCH, when actions by the Enrollee are inconsistent with Contractor's membership, including fraud, abuse of the Contractor's services, or other intentional misconduct; or if, in the opinion of the PCP, the Enrollee's behavior make its medically infeasible to safely or prudently render Covered Services. Such termination is subject to the grievance procedures as set forth in this section of the Contract. The notice of termination shall be immediately communicated to the Enrollee whose enrollment is terminated, along with procedures for expeditious review pursuant to Section (II-U1).

                              The Contractor may require an Enrollee to sign a statement agreeing to use only the Contractor's providers for obtaining health care. The Contractor shall advise the Enrollee that to abuse this requirement by willfully and knowingly obtaining Covered Services from out-of-network providers or providers not otherwise authorized to provide services under the Contractor may result in enrollment termination. The Contractor must obtain DCH approval prior to the implementation of such an agreement.

                         (c) The Contractor agrees to accept automatic reinstatement of a person previously enrolled who regains eligibility for Medicaid with ninety-three
                              (93) days from the date eligibility was lost. The Contractor assumes responsibility for services provided during this ninety-three (93) day period for any month the beneficiary gains Medicaid eligibility.

                         (d) The Contractor shall remain liable for all Covered Services until the date of the Enrollee's termination of coverage becomes effective.

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                                                           CONTRACT #071B1001026
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                         (e)  DCH will terminate enrollment in order to
                              implement the decision of an Administrative Law Judge resulting from a formal grievance proceeding.

                              Nothing in this paragraph or this Contract shall be construed to limit or in any way jeopardize a Beneficiary's Medicaid eligibility.

II-V CONTRACTOR ON-SITE REVIEWS

     Contractor on-site reviews by DCH will be an ongoing activity conducted during the Contract. The Contractor's on-site review may include the following areas: administrative, financial, provider, Covered Services, quality assurance, utilization review, data reporting, claims processing, and documentation. These reviews will present an opportunity for the State to physically inspect provider offices for accessibility.

II-W CONTRACT REMEDIES

     The State will utilize a variety of means to assure compliance with Contract requirements. The State will pursue remedial actions or improvement plans that the Contractor can implement to resolve outstanding requirements. If remedial action or improvement plans are not appropriate or are not successful, Contract remedies including, but not limited to, enrollment freezes, capitation withholding, or other financial penalties will be implemented. CHCP requirements that are subject to the implementation of remedies include but are not limited to:

          .    immunization target rates
          .    Well Child/EPSDT target rates
          .    marketing
          .    member services
          .    enrollment practices
          .    provider network requirements
          .    provider payments
          .    financial requirements
          .    data submission
          .    data reporting
          .    data validity
          .    Enrollee access
          .    Enrollee satisfaction.

     The application of remedies will be a matter of public record.

     The use of intermediate sanctions for non-compliance is described in
     Section 1932(e) of the Social Security Act as enacted in the Balanced Budget Act section 4707(e). This provision states that a hearing must be afforded to Contractors before termination of a Contract under this section can occur. The State must notify Enrollees of such a hearing and allow Enrollees to disenroll, without cause, if they choose.

     In addition to the general remedies described above:

          1) DCH will administer contract remedies to assure the prompt and timely reporting required under this Contract. Remedies will be as follows:

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                                                           CONTRACT #071B1001026
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               .    If a report required under this Contract is not submitted on or before the required date the Contractor will have its enrollment frozen. If the required reporting is more than 10 business days late the Contractor will have 10% of its capitation withheld. Contractors will have the enrollment unfrozen and the withheld capitation paid the next available month following receipt of the required reports.

          2) DCH will administer Contract remedies to assure compliance with the payment to provider requirements contained in Section II-N of this Contract. Remedies will be as follows:

               . If DCH determines that Contractor is not in compliance with either the electronic billing capacity timelines as required in Section II-N-1 or if the Contractor is not complying with the prompt payment standards as required in Section II-N-2 the Contractor will have 10% of its capitation withheld. This determination will be made through DCH site assessments and findings and/or review of the monthly claims lag reporting. Withheld capitation will be paid the next available month following compliance with the respective requirements.

          3) DCH will also administer and enforce a monetary penalty of not more than $5000.00 to a contractor for repeated failures on any of the findings of DCH site visit report. Collections under this Contract remedy will be through gross adjustments to the monthly payments described in Section I-J of this Contract and will be allocated to the fund established under Section II-AA-e of the Contract for performance bonus.

II-X DATA REPORTING

     To measure the Contractor's accomplishments in the areas of access to care, utilization, medical outcomes, Enrollee satisfaction, and to provide sufficient information to track expenditures and calculate future Capitation Rates the Contractor must provide the DCH with uniform data and information as specified by DCH. The Contractor must submit an annual consolidated report using the instructions and format covered in Contract Appendix E. In addition to the annual consolidated report, the Contractor must submit monthly and quarterly reports as specified in this section. Any changes in the reporting requirements will be communicated to the Contractor at least ninety (90) days before they are effective unless state or federal law requires otherwise.

     The Contractor's timeliness in submitting required reports and their accuracy will be monitored by DCH and will be considered by DCH in ranking the performance of the Contractor.

     The Contractor must cooperate with DCH in carrying out validation of data provided by the Contractor by making available medical records and a sample of its data and data collection protocols. The Contractor must develop and implement corrective action plans to correct data validity problems as identified by the DCH.

     The following information and reports must be submitted to the Department in addition to the annual consolidated report:

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     1.   HEDIS(R)

          The Contractor annually submit Michigan specific HEDIS reports according to the most current NCQA specifications and timelines, utilizing Michigan specific samples of Enrollees. The Contractor must contract with a NCQA certified HEDIS auditing vendor and undergo a full audit of their HEDIS reporting process.

     2.   Encounter Data Reporting

          In order to assess quality of care, determine utilization patterns and access to care for various health care services, affirm Capitation Rate calculations and estimates, the Contractor will submit encounter data containing detail for each patient encounter reflecting all services provided by the Contractor. Encounter records will be submitted monthly via electronic media in the format specified by DCH. Encounter level records must have a common identifier that will allow linkage between DCH's and the Contractor's Management Information Systems.

          The Contractor must submit quarterly utilization reports within 30 days after the end of the reporting quarter, until DCH determines that comparable, accurate data is available through the encounter data system. Quarterly utilization reports must provide data as specified by DCH. Contractor will be notified by DCH when the requirement for quarterly utilization reports is eliminated.

     3.   Financial and Claims Reporting Requirements

          In addition to meeting all HMO financial reporting requirements and providing copies of the HMO financial reports to DCH, Contractors must provide to DCH monthly statements that provide information regarding paid claims, aging of unpaid claims, and denied claims. The DCH may also require monthly financial statements from Contractors.

     4.   Quality Assessment and Performance Improvement Program Reporting

          The Contractor must perform and document annual assessments of their quality assessment and performance improvement program. This assessment is to summarize any modifications made in the quality assessment and performance improvement program, a description of performance improvement activities for the previous year, an effectiveness review (including progress on performance goals and objectives), and a work plan for the coming year. The assessment must also include results of the Contractor's member satisfaction survey if the Contractor does not participate with DCH coordinated survey activity. The Contractor may be required to provide this assessment and other reports or improvement plans addressing specific contract performance issues identified through site visit reviews, external independent reviews, focused studies or other monitoring activities conducted by DCH.

II-Y RELEASE OF REPORT DATA

     The Contractor must obtain DCH's written approval prior to publishing or making formal public presentations of statistical or analytical material based on its Enrollees.

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II-Z MEDICAL RECORDS

     The Contractor must ensure that its providers maintain medical records of all medical services received by the Enrollee. The medical record must include, at a minimum, a record of outpatient and emergency care, specialist referrals, ancillary care, diagnostic test findings including all laboratory and radiology, prescriptions for medications, inpatient discharge summaries, histories and physicals, immunization records, other documentation sufficient to fully disclose the quantity, quality, appropriateness, and timeliness of services provided.

     1.   Medical Record Maintenance

          The Contractor's medical records must be maintained in a detailed and comprehensive manner which conforms to good professional medical practice, permits effective professional medical review and medical audit processes, and which facilitates an adequate system for follow-up treatment. Medical records must be signed and dated. All medical records must be retained for at least six (6) years.

          The Contractor must have written policies and procedures for the maintenance of medical records so that those records are documented accurately and in a timely manner, are readily accessible, and permit prompt and systematic retrieval of information. The Contractor must have written plans for providing training and evaluating providers' compliance with the recognized medical records standards.

     2.   Medical Record Confidentiality/Access

          The Contractor must have written policies and procedures to maintain the confidentiality of all medical records. DCH and/or HCFA shall be afforded prompt access to all Enrollees' medical records. Neither HCFA nor DCH are required to obtain written approval from an Enrollee before requesting an Enrollee's medical record. When an Enrollee changes PCP, his or her medical records or copies of medical records must be forwarded to the new PCP within ten (10) working days from receipt of a written request by the former PCP.

II-AA SPECIAL PAYMENT PROVISIONS

     1.  DCH processing Inpatient Claims

          The Contractor may elect an option whereby the Contractor's inpatient claims will be paid from an account established through the withholding of the hospital portion of the Contractor's Capitation Rate. Hospital claims will be paid at Medicaid rates and will not include payments for graduate medical education and regular disproportionate share hospital payments. The Contractor will be required to authorize all non-emergent hospital services before they are paid by DCH. At the end of each year of the Contract an interim settlement of the account will be made. A final settlement will be made twelve months after each interim settlement. An administrative fee may be charged by DCH for this function. At the time the interim settlement is made, the Contractor will be paid 50% of any amount remaining in the account for the year being settled. When the final settlement of the account is made for each year, the Contractor will be paid any amount remaining in the account for the settled year. If the account has a negative balance at any time, the Contractor will be required to pay into the account to eliminate the negative balance and future withholding may be increased to ensure that the account is properly funded.

     2.   Payment of Rural Access Incentive

          In addition to the capitation payment agreed to and included in the Contract as Attachment A, the DCH will provide an additional "add-on" payment for health plans who have been approved to provide services in any or all of the following counties:

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                                                           CONTRACT #071B1001026
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               .    Alcona, Alpena, Antrim, Benzie, Charlevoix, Cheboygan,
                    Clare, Crawford, Emmet, Gladwin, Huron, Kalkaska, Leelanau, Mason, Mecosta, Midland, Missaukee, Montmorency, Oceana, Osceola, Otsego, Presque Isle, Sanilac, Tuscola, and
                    Wexford.

          Payment will be provided each month in the form of an additional $3 dollars/per member/per month payment for each Beneficiary enrolled with the Contractor. Five ($5) dollars per member per month will be paid to the Contractor if the Contractor is serving all of the above listed counties. It is expected that the additional payment will be used to help support the provider and infrastructure costs for operating a managed care plan in a rural environment. Contractors will be required to report on the disposition, of the payments received through this additional reimbursement.

     3.   Contractor Performance Bonus

          During each Contract year, the DCH will withhold .0025 of the approved capitation for each Contractor. The amount withheld will be used to establish a fund for awarding Contractor performance bonus payments. These payments will be made to those high performing Contractors according to criteria established by DCH. The criteria will include assessment of performance in quality, of care, beneficiary responsiveness, and administrative functions. The DCH will establish the criteria and measurement of the criteria at the start of each fiscal year and provide notice to each Contractor.

II-BB RESPONSIBILITIES OF THE DEPARTMENT OF COMMUNITY HEALTH

      DCH will be responsible for administering the CHCP. It will administer Contracts with Contractors, monitor Contract performance, and perform the following activities:

          .    Pay to the Contractor a PMPM Capitation Rate as agreed to in the
               Contract for each Enrollee.
          .    Determine eligibility for the Medicaid program and determine which Beneficiaries will be enrolled.
          .    Determine if and when an Enrollee will be disenrolled from the
               Contractor's plan or changed to another Medicaid managed care program.
          .    Notify the Contractor of changes in enrollment.
          .    Notify the Contractor of the Enrollee's name, address, and telephone number if available. The Contractor will be notified of changes as they are known to the DCH.
          .    Issue Medicaid identification cards to Enrollees that include the name and phone number of the Enrollee's Contractor.
          .    Provide the Contractor with information related to known third party resources and any subsequent changes and be responsible for reporting paternity related expenses to FIA.
          .    Notify the Contractor of changes in Covered Services or
               conditions of providing Covered Services.
          .    Maintain a CAC to collaborate with Contractors on quality
               improvement.
          .    Protect against fraud and abuse involving Medicaid funds and
               Enrollees in cooperation with appropriate state and federal authorities.
          .    Administer a Medicaid fair hearing process consistent with federal requirements.
          .    Collaborate with the Contractor on quality improvement
               activities, fraud and abuse issues, and other activities which impact on the health care provided to Enrollees.
          .    Conduct a member satisfaction survey of all Enrollees, compile, and publish the results.
          .    Review and approve Contractor marketing and member information materials before being released to Enrollees.
          .    Apply Contract remedies as necessary to assure compliance with
               Contract requirements.

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                                                           CONTRACT #071B1001026
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          .    Monitor the operation of the Contractor to ensure access to quality care for Enrollees.

II-CC RESPONSIBILITIES OF THE DEPARTMENT OF ATTORNEY GENERAL

      The Health Care Fraud Division of the Department of Attorney General (Medicaid Fraud Control Unit) is the State agency responsible for the investigation of fraud in the State Medicaid program. Contractors shall immediately report to the Michigan Medicaid Fraud Control Unit any suspicion or knowledge of fraud, including but not limited to the false or fraudulent filings of claims and/or the acceptance or failure to return monies allowed or paid on claims known to be false or fraudulent. The reporting entity shall not attempt to investigate or resolve the reported suspicion, knowledge or action without informing the Michigan Medicaid Fraud Control Unit and must cooperate fully in any investigation by the Fraud Control Unit and any subsequent legal action that may result from such investigation.

      Contractors and their health care providers participating in the State Medicaid program shall, upon request, make available to the Medicaid Fraud Control Unit any and all administrative, financial and medical records relating to the delivery of items or services for which State Medicaid program funds are expended. In addition, the Medicaid Fraud Control Unit must be allowed access to the place of business and to all records of any managed care organization or health care providers or any sub-contractors during normal business hours, except under special circumstances when after-hour admission shall be allowed. Special circumstances shall be determined by the Medicaid Fraud Control Unit.

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                                   SECTION III

                             CONTRACTOR INFORMATION


III-A BUSINESS ORGANIZATION

      Molina Healthcare of Michigan, Inc.
      dba Molina Healthcare of Michigan
      43097 Woodward Avenue, Suite 200
      Bloomfield Hills, MI 48302


III-B AUTHORIZED CONTRACTOR EXPEDITER

      Michael A. Graham, CEO
      Phone: (248)454-1070
      Fax:   (248)454-1080

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

                                   APPENDICES

A. Model local agreement with local health departments and matrix for coordination of services

B. Model local agreement with behavioral health provider.

C. Model local agreement with developmental disability provider.

D. Provider network format and ancillary provider format for service area expansion.

E. Annual Consolidated Report.

F. Schedule for reporting requirements for Contractors.

                                   APPENDIX A

                     Model Agreement Between HEALTH PLAN and
                         Local Health Department (LHDs)

                     Model Agreement Between HEALTH PLAN and
                         Local Health Department (LHDs)

The agreements between the Qualified Health Plan and the local health department
(LHD) must incorporate and address all of the items and areas listed and described below. These standard provisions are as follows:

     .    Legal Basis
     .    Term of Agreement
     .    Administration
     .    Areas of Coordination and Collaboration
     .    Reporting Requirements
     .    Indemnification
     .    Governing Laws

This agreement is made and entered into this______day of_______,20__by and between________________and________________________.
                 (Health Plan)            (LHD)

(1)  Legal Basis

     Whereas, P.A. 352 of the Public Acts of 1996 permits the Department of Community Health to increase the enrollment of Medicaid eligible persons in qualified health plans on a capitated basis; and
     Whereas, in order to expand enrollment the Department of Community Health has established a competitive bid process that has resulted in contracts with health plans that are deemed to be qualified to provide specified health care services to Medicaid enrollees; and
     Whereas, the Michigan Public Health Code, Act 368 of 1978, as amended, places responsibility with local health departments to prevent disease, prolong life, and promote the public health through organized programs, including prevention and control of environmental health hazards, prevention and control of diseases, prevention and control of particularly vulnerable population groups, development of health care facilities and health services delivery systems, and regulation of health care facilities and health services delivery systems to the extent provided by law; and
     Whereas, qualified health plans and LHDs should coordinate and collaborate efforts in order to promote and protect the health of Medicaid enrolled population;
     Now, therefore the Qualified Health Plan and the LHD agree as follows:

(2)  Term of Agreement

This agreement will be effective______________20____for a period not to exceed_____________. The agreement will be subject to amendment due to changes in the contracts between the Department of Community Health and the Qualified Health Plan.

Upon signed agreement of both parties, the provisions of this agreement will be extended for a time frame consistent with the contract period of the Qualified Health Plan and the Department of Community Health. Either party may cancel the agreement upon 30 day written notice.

(3)  Administration and Point of Authority

The Qualified Health Plan shall designate in writing to the LHD the person who has authority to administer this agreement. The LHD shall designate in writing to the Qualified Health Plan the person who has authority to administer this agreement.

(4)  Areas of Coordination and Collaboration

Under the contract with the Department of Community Health, Qualified Health Plans are responsible and accountable for providing or arranging health services specified within the contract. As identified in the accompanying matrix, certain health care services may be more efficiently and effectively delivered through coordination and collaboration with LHDs. The matrix describes opportunities for coordination and collaboration for the following services:

     (a)  Communicable Diseases
               HIV/AIDS
               STDs
               Tuberculosis
               Immunizations
     (b)  Chronic Diseases
               Breast and Cervical Cancer
               Diabetes
               Cardiovascular Diseases
     (c)  Family Planning
     (d)  Prenatal and Postnatal care
     (e)  Maternal and Infant Support Services
     (f)  Laboratory
     (g)  Lead (Pb)
     (h)  Well Child Care (EPSDT)

The intent of this agreement is to explicitly describe the services to be coordinated and the essential aspects of collaboration between the qualified health plan and the LHD using the matrix as a guide. The agreement may also include provisions for the LHD serving as a direct provider of services for the qualified health plan and related reimbursement arrangements. The LHD will look solely to the health plan for reimbursement regarding direct care services provided to the plan's Medicaid enrollees.

(5)  Reporting Requirements

Health care providers, including qualified health plans and its provider panel, are required to report communicable diseases and certain other conditions to LHDs. This requirement is included in PA 368 of 1978, the Public Health Code.

(6)  Indemnification

Both parties will agree to provisions that protect against liability in the performance of activities related to this agreement.

(7)  Governing Laws

Both parties agree that performance under this agreement will be conducted in compliance with all federal, state, and local laws, regulations, guidelines and directives.


SIGNATURE
Approved as to form by local Counsel.

COORDINATION AND COLLABORATION BETWEEN HEALTH PLANS AND PUBLIC HEALTH AGENCIES ON SELECTED SERVICES

================================================================================================================================
                                                                COORDINATION AND COLLABORATION ROLES
                                        ----------------------------------------------------------------------------------------
NO.          HEALTH PLAN SERVICES               HEALTH PLAN          LOCAL HEALTH DEPARTMENT (LHD)    MICHIGAN DEPARTMENT OF
                                                                                                      COMMUNITY HEALTH (MDCH)
--------------------------------------------------------------------------------------------------------------------------------
1.      COMMUNICABLE DISEASES           Collaborate with LHD to      Notification of individuals    Support and assist in
                                        develop and implement        who may have been exposed to   outbreak investigations
        Screening, diagnosis, and       protocols based on           a communicable disease
        treatment, including            standardized guidelines to                                  Assure availability of
        screening and risk assessment   provide, authorize or        Lead outbreak investigations   vaccines not specific to
        for at risk populations,        contract for adequate                                       childhood immunization
        e.g., substance abusers         screening, testing,          Provide local disease
                                        diagnosis, isolation, and    surveillance                   Provide state wide
        Complete case and laboratory    treatment of enrollees                                      population based disease
        reporting to LHD and MDCH       exposed to or infected                                      surveillance
                                        with communicable diseases
        Provide for specimen or                                                                     Develop and implement
        isolate collection and                                                                      state-wide surveillance
        transportation to MDCH                                                                      studies
        laboratory, for testing to
        support outbreak                                                                            Perform reference and
        investigation and                                                                           epidemiological testing to
        surveillance studies                                                                        support outbreak
        (including but not limited to                                                               investigation and
        all Salmonella, Shigella and                                                                surveillance studies
        E.coli O 157:H7 Isolates)                                                                   (including but not limited
                                                                                                    to all Salmonella,
        Cooperate with LHD and MDCH                                                                 Shigella and E.coli O 157:H7
        in outbreak                                                                                 Isolates)
        Investigation and disease
        surveillance studies

        STANDARD:                                                                                   Provide assistance
                                                                                                    organizing and maintaining
        Michigan Administrative Code                                                                surveillance and reporting
        Disease Control Rules                                                                       systems
--------------------------------------------------------------------------------------------------------------------------------
        a)   HIV/AIDS                   Where the health plan is     LHD may provide HIV            Provide HIV counselor
        b)   STD                        directly providing HIV       counseling and testing,        training and certification
                                        counseling and testing,      and/or STD testing
        Screen to identify high risk    and/or STD testing,                                         Consult on quality
        enrollees seen for prenatal,    collaborate with LHD and     Where the health plan is       assurance issues related
        family planning, substance      MDCH in use of protocols     directly providing HIV         to counseling and testing
        abuse, tuberculosis and         and confidentiality          counseling and testing,        activities
        emergency services and for      provisions, Including        and/or STD testing, the LHD
        high risk patients seen         access to services for       can provide:                   Coordinate drug assistance
        through other plan services     minors                                                      programs for persons
                                                                     protocols for HIV and STD      living with HIV who meet
        Provide, authorize or           Participate where            screening, taking into         specific requirements
        contract for adequate           appropriate in regional      account local morbidity
        counseling, testing,            HIV prevention and care      trends                         Coordinate professional
        diagnosis and treatment         planning                                                    education for primary care
        according to state and                                       protocols for HIV and STD      physicians and other
        federal guidelines                                           patient treatment              health care provides on
                                                                                                    HIV laws, new
        Provide disease and                                          data on HIV and STD in the     treatments/prophylaxis
        prevention education to all                                  population
        high risk enrollees
                                                                     LHD may conduct partner
        Assure complete HIV and STD                                  notification.  Where the
        case and STD laboratory                                      health plan conducts partner
        reporting                                                    notification, the LHD can
                                                                     assist in the implementation
        Perform, or refer to LHD, for                                of protocols
        partner notification services
                                                                     Provide guidance on current
                                                                     recommendations on
                                                                     post-exposure prophylaxis
                                                                     for workplace
================================================================================================================================

Coordination and Collaboration
Page 1

COORDINATION AND COLLABORATION BETWEEN HEALTH PLANS AND PUBLIC HEALTH AGENCIES ON SELECTED SERVICES

================================================================================================================================
                                                                COORDINATION AND COLLABORATION ROLES
                                         ---------------------------------------------------------------------------------------
NO.          HEALTH PLAN SERVICES               HEALTH PLAN           LOCAL HEALTH DEPARTMENT (LHD)   MICHIGAN DEPARTMENT OF
                                                                                                      COMMUNITY HEALTH (MDCH)
--------------------------------------------------------------------------------------------------------------------------------
                                                                      exposures to blood or
                                                                      body fluids

                                                                      Provide referral
               STANDARD:                                              information for HIV case    Provide reference laboratory
                                                                      management and other care   testing:
         State laws for pre- and post-                                services within the         HIV confirmatory testing,
         test HIV counseling, informed                                community                   HIV 2 antibody testing, HIV
         consent, confidentiality, and                                                            viral load studies, neonatal
         partner notification                                         Provide copies of           and maternal PCR, reference
                                                                      applicable statutes, rules  testing for gonorrhea and
         Disease Control Rules                                        and LHD/MDCH reporting      syphilis and chlamydia
                                                                      procedures; assist health   culture; all according to
         Sexually Transmitted Disease                                 plan in maintaining         state laboratory submission
         Guidelines, MMWR, Vol 42 no                                  confidentiality,            requirements
         14, 1993                                                     particularly on access to
                                                                      care for minors and
         Health Resources Admin                                       HIV/AIDS care
         guidelines for HIV/AIDS
         education and screening                                      Provide education and
                                                                      prevention materials;
         Public Health Service                                        conduct training and
         guidelines for counseling and                                presentations
         antibody testing to prevent
         AIDS MMWR, Vol 36 509-15                                     When available, LHD can
                                                                      provide counseling,
         MDCH Laboratory Users' Manual                                testing and treatment
                                                                      with pre-authorization of
                                                                      enrollee and will report
                                                                      encounter data to health
                                                                      plan, based on properly
                                                                      executed releases
--------------------------------------------------------------------------------------------------------------------------------
         c) TUBERCULOSIS                 Collaborate with MDCH to     Interview patient and       Perform reference and
                                         implement standardized       contacts and identify       epidemiological testing of
         Provide, authorize or           testing and treatment        additional cases in the     the first isolate from each
         contract for adequate           protocols                    community                   case and any isolate grown
         testing, diagnosis and                                                                   from a specimen more than 90
         treatment according to state                                 Provide directly observed   days after the original
         and federal guidelines                                       therapy                     culture

         Provide disease and                                          Collect, process and        Provide standardized testing
         prevention education to all                                  evaluate case reporting     and treatment protocols
         high risk enrollees,
         including substance abusers

         Submit tuberculosis isolates
         to MDCH laboratory

         Report all suspect and
         confirmed cases to LHD

         Refer non-adherent patients
         promptly to LHD for directly
         observed therapy (DOT) and
         authorize DOT

         STANDARD:

         Proceeding of the 2nd
         National Conference of
         Laboratory Aspects of
         Tuberculosis, ASTPHLD,
         Washington, DC, 1996
--------------------------------------------------------------------------------------------------------------------------------
         d) IMMUNIZATION                 Collaborate with LHD to      LHD will report             Provide confirmatory testing
                                         implement childhood          immunizations provided to   for
                                                                      enrollees
================================================================================================================================

Coordination and Collaboration
Page 2

COORDINATION AND COLLABORATION BETWEEN HEALTH PLANS AND PUBLIC HEALTH AGENCIES ON SELECTED SERVICES

================================================================================================================================
                                                                COORDINATION AND COLLABORATION ROLES
                                         ---------------------------------------------------------------------------------------
NO.          HEALTH PLAN SERVICES               HEALTH PLAN          LOCAL HEALTH DEPARTMENT (LHD)    MICHIGAN DEPARTMENT OF
                                                                                                      COMMUNITY HEALTH (MDCH)
--------------------------------------------------------------------------------------------------------------------------------
                                         and adult immunization      to appropriate health plans  vaccine-preventable
         Provide vaccinations            protocols according to                                   illnesses and outbreak
                                         national recommendations    Investigate reports of       investigations
         Conduct individual provider     as adopted in Michigan      vaccine preventable
         assessments and feedback                                    illnesses                    Provide vaccine for Medicaid-
                                         Report vaccine-                                          eligible enrollees
         Participate in immunization     preventable disease to LHD  Provide provider education
         registry                                                    and training                 Develop and provide provider
                                         Cooperate with state and                                 education materials
         Comply with state and           local health departments    Provide resource materials
         national storage and handling   in disease and outbreak                                  Develop and provide resource
         protocols for vaccines,         investigations              Provide practice and         materials
         assuring maintenance of                                     provider assessment
         proper equipment                                            software and services        Provide practice and
                                                                                                  provider assessment software
         Report all suspect cases of                                 Distribute vaccine for       and services
         vaccine-preventable disease                                 Medicaid eligible enrollees
         to LHD                                                                                   Assist in outbreak
                                                                     Assure availability of       investigation and
         Report immunization adverse                                 immunization services        intervention activities
         reactions to the national
         Vaccine Adverse Event
         Reporting System (VAERS)

         Refer all specimens for
         confirmation of vaccine-
         preventable illnesses to MDCH
         laboratory

         Screen all pregnant women for
         HBsAg; administer appropriate
         prophylaxis to infants born to
         HBsAg. positive mothers

         STANDARD:

         Advisory Committee on
         Immunization Practices and
         AAP Pediatrics Recommendations
--------------------------------------------------------------------------------------------------------------------------------
2.       CHRONIC DISEASE                 Collaborate with LHDs and   Assist plan development of   Provide LHD with technical
                                         MDCH to incorporate breast  monitoring systems           assistance in monitoring
         a) BREAST AND CERVICAL CANCER   and cervical cancer                                      system development, and
                                         screening, follow-up and    Assist plan in development   collaborate as needed with
         Detection, treatment and        reminder data into plan     of strategies and            plans
         follow-up                       monitoring or tracking      educational material
                                         systems                                                  Provide LHD with information
         Standards for early detection                               Collaborate with plan to     on culturally-sensitive
         and follow-up care:             Collaborate with LHDs and   implement projects to        strategies and educational
                                         MDCH to develop             increase community           material, and collaborate as
         Breast and Cervical Cancer      culturally-sensitive        awareness of breast and      needed with plans, including
         Medical Protocol, Michigan      strategies and              cervical cancer control      evaluation efforts
         Cancer Consortium               educational materials to
                                         encourage women to be                                    Serve as clearinghouse for
         Standards for mammography       screened at                                              community awareness projects
         facilities and cytology         age-appropriate                                          in the state
         laboratories:                   frequencies

                                         Collaborate with LHDs to
                                         increase community
                                         awareness about breast
                                         and cervical cancer
                                         control
================================================================================================================================

Coordination and Collaboration
Page 3

COORDINATION AND COLLABORATION BETWEEN HEALTH PLANS AND PUBLIC HEALTH AGENCIES ON SELECTED SERVICES

================================================================================================================================
                                                                COORDINATION AND COLLABORATION ROLES
                                         ---------------------------------------------------------------------------------------
NO.          HEALTH PLAN SERVICES               HEALTH PLAN          LOCAL HEALTH DEPARTMENT (LHD)    MICHIGAN DEPARTMENT OF
                                                                                                      COMMUNITY HEALTH (MDCH)
--------------------------------------------------------------------------------------------------------------------------------
         State Requirements
--------------------------------------------------------------------------------------------------------------------------------
         b) DIABETES                     Collaborate with the        Participate in and assist    Certify diabetes outreach
                                         regional Diabetes           in establishing and          programs and support
         Detection, treatment and        Outreach Network to         maintaining linkage          regional networks
         control including patient       assure that the             between the health plan
         education                       prevention and care         and the regional Diabetes
                                         provided to persons with    Outreach Network.
                                         or at risk for diabetes
                                         are consistent with the
                                         national guidelines

         STANDARDS:

         "Diabetes Care," American
         Diabetes Association (ADA)
         January Supplement I

         Michigan Diabetes Outpatient
         Education-Program Standards,
         1992
--------------------------------------------------------------------------------------------------------------------------------
         c) CARDIOVASCULAR DISEASES      Collaborate with LHD and    Participate in and assist    In cooperation with the
         (high blood pressure, high      MDCH to implement use of    health plan to establish     Governor's Council on
         blood cholesterol, and          professional consensus      and maintain linkage with    Physical Fitness, provide
         smoking and physical            reports and guidelines,     the local physical fitness   health plans with
         inactivity risk factors)        e.g., CDC recommendations   council to increase          information about the
                                         for physician counseling    opportunities for exercise   Centers for Disease Control
         Detection, treatment and        for exercise called                                      and Prevention's PACE
         control including tobacco use   Physician-based             Participate in and assist    Program and guidelines for
         prevention and education        Assessment and Counseling   health plan to develop       sports injury prevention
                                         for Exercise (PACE)         linkages with local
         STANDARD:                       Program                     cardiovascular disease and
                                                                     tobacco coalition efforts
         Human Blood Pressure            Participate in local
         Determination by                coalitions related to       Assure availability of
         Sphygmomanometry, Circulation   CVD, tobacco reduction      community-based
         Vol 88, No.5, Part 1,           and physical inactivity     smoking/tobacco cessation
         November 1993, pp 2460 2470                                 programs

         The Fifth Report of the Joint                               Provide the health plan
         National Committee on                                       with professional
         Detection and Evaluation and                                consensus reports and
         Treatment of High Blood                                     guidelines
         Pressure (NIH Pub No.93 1088,
         March 1994)

         Personal Health Guide from
         HHS, Put Prevention Info
         Practice

         The Second Report of the
         Expert Panel on Detection,
         Evaluation, and Treatment of
         High Blood Cholesterol in
         Adults (NIH Pub # 93 3090,
         September 1993)

         Physical Activity and Health
         A Report of the Surgeon
         General Executive Summary.
         HHS and CDC US Government
         Printing Office (S/N
         017-023-00 196-5) 1996
--------------------------------------------------------------------------------------------------------------------------------
3.       FAMILY PLANNING                 Enrollees have full         Local family planning        Title X delegate agency
                                         freedom of choice, both     clinics (Title X)            support to local family
         Diagnostic evaluation, drugs,   in-plan and out of-plan;                                 planning clinics
         supplies, devices, services,    LHD may also be a service   Coordinate delivery of
         and related counseling          provider                    recipient care with health
                                                                     plans
================================================================================================================================

Coordination and Collaboration
Page 4

COORDINATION AND COLLABORATION BETWEEN HEALTH PLANS AND PUBLIC HEALTH AGENCIES ON SELECTED SERVICES

================================================================================================================================
                                                                COORDINATION AND COLLABORATION ROLES
                                         ---------------------------------------------------------------------------------------
NO.          HEALTH PLAN SERVICES               HEALTH PLAN          LOCAL HEALTH DEPARTMENT (LHD)    MICHIGAN DEPARTMENT OF
                                                                                                      COMMUNITY HEALTH (MDCH)
--------------------------------------------------------------------------------------------------------------------------------
         STANDARD:                       Develop joint policy on     Assist in the development
                                         confidentiality with        of joint policy on
         Contraceptive Technology, 1994  other family planning       confidentiality between
                                         providers, in cooperation   health plans and other
         American College of             with LHD                    family planning providers
         Obstetricians and
         Gynecologist Guidelines for     Develop procedure for
         Women's Health Care and         enhancing sharing of
         Standards for                   medical information which
         Obstetric-Gynecologic           may affect health and/or
         Services 1996, and Technical    reproductive needs
         Bulletins

         Centers for Control Morbidity
         and Mortality Weekly Report
         (MOIRE), Vol 42, no 14, Sept.
         14, 1993

         CDC Guidelines for HIV
         Counseling and Voluntary
         Testing for Pregnant Women
--------------------------------------------------------------------------------------------------------------------------------
4.       PRENATAL AND POSTPARTUM CARE    Assess enrollees'           Community education about   Support local agencies in
                                         understanding of how to     the need for early and      educating and assisting women
         Provide mandatory counseling    access prenatal care in     regular prenatal and        info care
         and voluntary testing for       the managed care system,    postpartum care
         HIV, STD, and hepatitis B to    and refer enrollees to
         pregnant women                  Medicaid managed care       Assist women info care
                                         ombudsman programs as       via outreach and advocacy
         STANDARD:                       needed
                                                                     Promote the development
         American College of             Develop protocols on        of community resources
         Obstetrician Gynecologist       minors' access to care in   for support of
         American Academy of             collaboration with LHD,     childbearing families
         Pediatrics Guidelines for       to assure compliance with
         Perinatal Care third edition    state law                   Conduct local smoking
                                                                     cessation/intervention
         Prevention of Perinatal Group   Refer eligible enrollees    programs
         B Streptococcal Disease A       to WIC and other
         Public Health perspective,      community-based services    Collaborate with health
         Morbidity and Mortality                                     plans in development of
         Weekly Report vol 45, no                                    protocols for minors'
         RR-7, May 31, 1996                                          access to care

         US Public Health Service
         Recommendations for Human
         Immunodeficiency Virus
         Counseling and Voluntary
         Testing for Pregnant Women,
         Morbidity and Mortality
         Weekly Report, vol 44,
         no.RR-7, July 7, 1995

         Michigan Compiled Laws
         (Public Act 368, 1978 as
         amended) Section 5123, 5131,
         5133

         Health Resources and Services
         Administration "Use of
         Zidovudine (ZDV) to Reduce
         Perinatal Transmission of
         HIV/AIDS," 1995

         US Department Health and
         Human Services, Public Health
         Services, Substance Abuse and
         Mental Health Services
         Administration, Pregnant
         Substance Using Women,
         Treatment Improvement Protocol
================================================================================================================================

Coordination and Collaboration
Page 5

COORDINATION AND COLLABORATION BETWEEN HEALTH PLANS AND PUBLIC HEALTH AGENCIES ON SELECTED SERVICES

================================================================================================================================
                                                                COORDINATION AND COLLABORATION ROLES
                                         ---------------------------------------------------------------------------------------
NO.          HEALTH PLAN SERVICES               HEALTH PLAN          LOCAL HEALTH DEPARTMENT (LHD)    MICHIGAN DEPARTMENT OF
                                                                                                      COMMUNITY HEALTH (MDCH)
--------------------------------------------------------------------------------------------------------------------------------
         (TIP)

         Institute of Medicine,
         Nutrition During Pregnancy
         and Lactation, Implementation
         Guide 1992
--------------------------------------------------------------------------------------------------------------------------------
5.       MATERNAL AND INFANT SUPPORT     Collaborate with LHD to     Certified and skilled       Certify and monitor MSS and
         SERVICES                        implement MSS and ISS       MSS/ISS providers are       ISS
                                         protocols                   available through LHD and
         Screen all pregnant and                                     other community agencies
         postpartum women and infants    If the health plan
         to determine risk for poor      contracts for MSS/ISS
         birth outcomes                  services, it must do so
                                         only with certified
         Provide or authorize MSS/ISS    providers
         services

         STANDARD:

         Medical Services Bulletin and
         Infant Support Services
         Providers 95-01, 95-03, and
         93-03
--------------------------------------------------------------------------------------------------------------------------------
6.       LABORATORY                      Arrange for specimen        Assist in specimen          Develop laboratory-based
                                         transport to MDCH           collection and              surveillance study protocols
         Diagnostic laboratory and       laboratory.                 transportation to MDCH      and perform appropriate
         x-ray services                                              Laboratory                  reference and epidemiological
                                         Assist LHD, local animal                                testing
         Provide for specimen or         control officials and       Assist interpretation of
         isolate collection and          veterinarians in locating   certain laboratory          Perform rabies testing on
         transportation to MDCH          animals responsible for     results to plan             unvaccinated or wild animals
         laboratory, for testing to      having bitten enrollees     physicians and enrollees
         support outbreak                                                                        Provide MDCH Laboratory Users
         investigation and               Coordinate appropriate                                  Guide
         surveillance studies            rabies prophylaxis
         (including but not limited to   vaccination with LHD                                    See laboratory roles related
         all initial isolates of                                                                 to health plan service #1,
         Mycobacterium tuberculosis,                                                             Communicable Diseases
         Salmonella, Shigella and
         E.coli O 157:H7 and any
         cultures isolate 90 days or
         more from the initial
         isolate; serum specimens from
         suspect cases of
         vaccine-preventable illness;
         isolates of highly resistant
         invasive microorganisms)

         Complete laboratory reporting
         requirements

         Cooperate with LHD and MDCH
         in outbreak investigation and
         disease surveillance studies

         STANDARD:

         Disease Control Rules

         MDCH Laboratory Users Guide

         Second National Conference on
         Serological Diagnosis of Lyme
         Disease, MMWR Vol 44 (no 31)
================================================================================================================================

Coordination and Collaboration
Page 6

COORDINATION AND COLLABORATION BETWEEN HEALTH PLANS AND PUBLIC HEALTH AGENCIES ON SELECTED SERVICES

================================================================================================================================
                                                                COORDINATION AND COLLABORATION ROLES
                                         ---------------------------------------------------------------------------------------
NO.          HEALTH PLAN SERVICES               HEALTH PLAN          LOCAL HEALTH DEPARTMENT (LHD)    MICHIGAN DEPARTMENT OF
                                                                                                      COMMUNITY HEALTH (MDCH)
--------------------------------------------------------------------------------------------------------------------------------
         Proceedings of the Second
         National Conference on
         Laboratory aspects of
         Tuberculosis ASTPHLD, 1996

         Sexually Transmitted Disease
         Guidelines MMWR Vol 42 (RR 14)
         1993

         Public Health Service
         Guidelines for Counseling and
         Antibody Testing to Prevent
         HIV infection and AIDS MMWR
         Vol 36, 1987

         Interpretation and Use of the
         Western Blot Assoy for
         Serodiagnosis of HIV type 1
         Infections MMWR, Vol 38, 1989
--------------------------------------------------------------------------------------------------------------------------------
7.       LEAD SERVICES                   Coordinate environmental   Analyze data to identify     Provide environmental
                                         and nursing                exposure patterns            assessment and nursing
         Provide lead poisoning          investigations and                                      investigations and abatement
         prevention education            community education        Develop primary prevention   programs
                                         programs with LHD          services
         Submit blood specimens for                                                              Provide lead poisoning
         all children to MDCH            Refer and authorize        Coordinate prevention and    prevention education programs
         laboratory for blood lead       every child with an        environmental remediation
         testing                         elevated blood lead        programs                     Provide blood lead and
                                         level for an                                            environmental testing
         Refer all children who          environmental and in-      Facilitate referrals and
         develop toxic lead levels to    home nursing follow-up     consultation to Children's
         LHD for environmental testing                              Medical Specialty Clinics
         at MDCH laboratory
                                                                    Provide referrals to
         Refer to LHD for                                           support services, for
         environmental and nursing                                  example EarlyOn
         investigations and follow-up
         and referrals for
         environmental remediation.

         STANDARD:

         Preventing Lead Poisoning in
         Young Children.  Centers for
         Disease Control and
         Prevention 1991
--------------------------------------------------------------------------------------------------------------------------------
8.       WELL CHILD CARE (EPSDT)         Refer eligible enrollees   Provide community health     Support community efforts
                                         for community based        education to promote the     that educate and promote
         Provide or authorize            support and follow-up      need for regular, routine    enrollees accessing their
         screening services and needed   services including but     well child and well-         health care provider
         follow-up care                  not limited to EarlyOn     adolescent preventive
                                         (under three years old)    health screen
         Accept and take action on       CSHCS, the Intermediate
         referrals from community-based  school district, (special  Assure school based vision   Regular update of quality
         school health, hearing and      education) vocational        and hearing screening        standards and recommendations
         vision screening programs       rehabilitation (16 years   programs and referral of     for hearing and vision
                                         old and up)                all children needing         screening service
                                                                    follow-up to the health plan
         Use every encounter as an
         opportunity to immunize
         children and adolescents        Collaborate with local     Appropriate reporting to     Provide training for
                                         SAFE KIDS Coalitions to    Lead Surveillance System     preschool and school aged
                                         disseminate injury         at MDCH                      hearing and vision screening
                                         prevention educational
                                         materials and safety       Assist health plan in
                                         equipment                  referring enrollees to
                                                                    local or
                                         Collaborate with school-
                                         based and adolescent
================================================================================================================================

Coordination and Collaboration
Page 7

COORDINATION AND COLLABORATION BETWEEN HEALTH PLANS AND PUBLIC HEALTH AGENCIES ON SELECTED SERVICES

================================================================================================================================
                                                                COORDINATION AND COLLABORATION ROLES
                                         ---------------------------------------------------------------------------------------
NO.          HEALTH PLAN SERVICES               HEALTH PLAN         LOCAL HEALTH DEPARTMENT (LHD)     MICHIGAN DEPARTMENT OF
                                                                                                      COMMUNITY HEALTH (MDCH)
--------------------------------------------------------------------------------------------------------------------------------
         STANDARD:                      health centers to assure    state-level SAFE KIDS        Develop practice parameters
                                        the provision of primary    Coalition for information    for appropriate health care
         American Pediatrics            care, psycho-social and     on obtaining low-cost        practitioner counseling based
         Association Schedule for       health education services   safety equipment, e.g.,      on the National SAFE KIDS
         periodicity for well child     which are accessible and    child safety seats, bike     Home Safety Check endorsed by
         services                       acceptable to youth.        helmets, smoke detectors     former Surgeon General
                                                                                                 C. Everett Koop
         Medical Services                                           School-based and
         Administration Bulletin                                    adolescent health centers    Encourage use of E-codes
                                                                    will continue to promote     (ICD9-CM external cause of
         American Medical Association                               collaboration with health    injury codes) and provide
         Guidelines for Adolescent                                  plans in the provision of    education to increase
         Preventive Services                                        primary care,                awareness of their importance
                                                                    psycho-social and health     in prevention planning, as
                                                                    education services which     recommended by the Centers
                                                                    are accessible and           for Disease Control and
                                                                    acceptable to youth.         Prevention and the National
                                                                                                 Highway Traffic Safety
                                                                                                 Administration
================================================================================================================================

Coordination and Collaboration
Page 8

                                   APPENDIX B

                 Model Local Agreement with Behavioral Provider

   Model Agreement Between HEALTH PLAN and Local Behavioral Health Contractor,
                (Community Mental Health Service Program, CMHSP)

The agreements between the Qualified Health Plan and the local behavioral health contractor (CMHSP) must incorporate and address all of the items and areas listed and described below. These standard provisions are as follows:

     .    Legal Basis
     .    Term of Agreement
     .    Administration
     .    Areas of Shared Responsibility
          .    Referral
          .    Interagency Assessment and Supports/Services Planning
          .    Emergency Services
          .    Pharmacy and laboratory service coordination
          .    Medical Coordination
          .    Quality Improvement coordination
          .    Data and reporting requirements
          .    Grievance and complaint resolution
          .    Dispute Resolution
     .    Indemnification
     .    Governing Laws

This agreement is made and entered into this___________day of______, 20___by and between __________________and_______________________.
          (Health Plan)              (CMHSP)

(1)  Legal Basis

     Whereas, P.A. 352 of the Public Acts of 1996 permits the Department of Community Health to increase the enrollment of Medicaid eligible persons in qualified health plans on a capitated basis; and
     Whereas, in order to expand enrollment the Department of Community Health has established a competitive bid process that has resulted in contracts with health plans that are deemed to be qualified to provide specified health care services to Medicaid enrollees; and
     Whereas, the majority of Medicaid covered mental health services will be provided through arrangements between the Department of Community Health and selected behavioral health providers; and
     Whereas, Community Mental Health Service Programs, CMHSP, are designated as the Behavioral Health Provider under contract with the Department of Community Health and consistent with the Mental Health Code; and
     Whereas, qualified health plans and CMHSPs should coordinate and collaborate efforts in order to promote and protect the health of Medicaid enrolled population;
     Now, therefore the Qualified Health Plan and the CMHSP agree as follows:

(2)  Term of Agreement

This agreement will be effective_____________20____for a period not to exceed_______________. The agreement will be subject to amendment due to changes in the Contracts between the Department of Community Health and the Qualified Health Plan or the contract with the Community Mental Health Services Programs.

Upon signed agreement of both parties, the provisions of this agreement will be extended for a time frame consistent with the contract period of the Qualified Health Plan and the Department of Community Health. Either party may cancel the agreement upon 30 day written notice.

(3)  Administration and Point of Authority

The Qualified Health Plan shall designate in writing to the CMHSP the person who has authority to administer this agreement. The CMHSP shall designate in writing to the Qualified Health Plan the person who has authority to administer this agreement.

(4)  Areas of Shared Responsibility

In order to provide the most efficient and coordinated services to Medicaid enrollees, the responsibilities of the Qualified Health Plan and CMHSP will include:

(A)  Referral

Mutually Served Consumers

This refers to Qualified Health Plan members who also receive specialized CMHSP behavioral health services. Mutual consumer groups will be defined according to clinical criteria agreed upon between the individual CMHSP and Qualified Health Plan. For adults with severe and persistent mental illness and for children and adolescents with severe emotional disturbance the criteria should be based upon the combination of diagnosis, degree of disability, duration, and prior service utilization. Services to be provided by the Qualified Health Plan and by CMHSP may vary for different clinically defined groups.

Entry to CMHSP Specialized Behavioral Health Services

This is the process of obtaining CMHSP approval for a Qualified Health Plan member to receive specialized behavioral health services from CMHSP. Specialized behavioral health services means those provided by a psychiatric hospital or inpatient unit of a community hospital, partial hospitalization services or those unique services of CMHSP which support persons in community environments and/or provide alternatives to, or decrease the need for psychiatric inpatient services or state facility services. These might include such services as assertive community treatment, specialized residential services, day program services, Mental Health Clinic services, psychosocial rehabilitation services, home based services, etc.

Services To Be Provided (Benefit Packages and Limitations)

The intent of establishing written procedures between Qualified Health Plans and CMHSP Programs is to assure service coordination and continuity of care for persons receiving services from both organizations. Therefore it is essential that the parties define the service/coverage package which will be provided by each party to mutual consumers. This must also specify any limitations on amounts of services, including but not restricted to:

     .  emergency services
     .  inpatient psychiatric hospital and other hospital services
     .  outpatient mental health services
     . physician, especially neurological assessments and treatment, diagnostics, and orders for therapies;
     .  pharmacy and laboratory services
     .  therapies (physical, occupational, speech)

     .  Mental Health Clinic Services
     . personal care services, including Home Help and specialized Mental Health personal care
     .  substance abuse services
     .  transportation to medical services & to Mental Health services

(B)  Interagency Assessment and Supports/Services Planning

This includes collaborative joint supports/services, and/or treatment planning activities of the consumer, the CMHSP Program and the Qualified Health Plan regarding mental health services, specialty developmental disability services and medical services provided by each party to the mutual consumer.

It includes identifying responsibilities to, and processes for: joint service planning meetings; sharing of assessments and background information; employing person-centered processes to develop supports/services plans; assigning supports/services coordination responsibilities; ongoing monitoring (inclusive of health status) and communication about services rendered or additional services needed.

The two parties must establish a process for clinical staffings in order that the clinical staff of the two agencies meet on a regular basis to review the plans and status of mutual consumers.

The interagency treatment/supports planning process further involves sharing of written documents and verbal reports, and discussions at joint supports/services planning meetings.

(C)  Emergency Services.

In accordance with the definition of emergency services described in Section II-I-1 of CONTRACT for Comprehensive Health Care Program, emergency services also include those services provided to a person suffering from an acute problem in behavior or mood which requires immediate intervention. The need for the intervention may be identified by the enrollee, the enrollee's family or social unit, other agencies or referral sources, or law enforcement personnel.

It is the responsibility of the Qualified Health Plan to ensure that emergency services are available 24 hours a day and 7 days a week. As part of its responsibilities to provide emergency services and mental health outpatient services, the Qualified Health Plan must make available mental health crisis services; for its enrollees. This applies for all enrollees except for those who are receiving specialized behavioral health services. If the emergency is of a medical/physical nature, it is the responsibility of the Qualified Health plan.

The Qualified Health plan has the responsibility to inform all enrollees of emergency service procedures for accessing emergency services and to inform members of the designated emergency phone number through member services materials and programs. Prior approval by the Qualified Health Plan is not required.

It is the responsibility of the CMHSP to provide for emergency mental health services for all enrollees receiving specialized behavioral health services including:

     . access by telephone 24 hours a day, seven days a week. Such number shall be made available to the qualified health plan to provide to all enrollees;
     . provision for face-to-face services to persons in need of crisis evaluation, and admission screening for psychiatric inpatient admissions, intervention and disposition.

(D)  Pharmacy and Laboratory Services

Prescriptions and Orders for Laboratory Services:

1. Unless agreed to by the CMHSP, the Qualified Health Plan cannot restrict prescriptions written by the behavioral health physicians as long as:

     (a) The drug prescribed is for the treatment of mental illness or substance abuse and any side effects of psychopharmacological agents.
     (b) The purchase is made from an approved Qualified Health Plan pharmacy.

2. The Qualified Health Plan cannot restrict orders for laboratory services to test for and monitor the medications prescribed by the behavioral health physician, except that the laboratory must be approved by the Qualified Health Plan.

3. The Qualified Health Plan and the CMHSP must develop approval mechanisms for other laboratory and imaging services (e.g. MRI, CAT scans, X-rays, etc).

Coordination:

1. The Qualified Health Plan and the CMHSP must develop procedures for notifying each other of prescriptions, and when deemed advisable, consultation between practitioners before prescribing medication, and sharing complete and up-to-date medication records.

2. The CMHSP in cooperation with the Qualified Health Plan is responsible to monitor and track pharmaceutical usage in order for the Qualified Health Plan to provide comprehensive data and information as required under contract with the Department of Community Health.

Pharmacies and Laboratories:

The qualified Health Plan must ensure that pharmacy and laboratory services are easily accessible to the recipients of the specialized behavioral health services. Strategies to accomplish this include the location of pharmacies and laboratories in proximity to specialty service locations and/or public transportation, home delivery services, or other methods of the provision of these services. The CMHSP shall assist the Qualified Health Plan in identifying existing locations used by consumers and/or alternative delivery strategies.

Drug Formulary:

1. The Qualified Health Plan drug formulary for developmental disabilities and for behavioral health must include all of the drugs currently covered for the Medicaid FFS population.

2. The Qualified Health Plan must have a process to evaluate requests to add products not included in its drug formulary.

(E)  Medical Coordination

In order to coordinate the appropriate delivery of health care services to Medicaid enrollees clarity regarding the respective responsibility is necessary. Both parties will develop referral procedures and effective means of communicating the need for individual referrals.

It is the responsibility of Qualified Health Plans to provide or arrange for a limited number of outpatient visits (20 visits). The Qualified Health Plan may contract with CMHSP to provide this benefit. Payment for these services are the responsibility of the Qualified Health Plan.

It is the responsibility of the CMHSP to provide or arrange for all inpatient (including entry and exit from state facilities) services and specialty mental health services. Payment for these services will be the responsibility of the CMHSP and Department of Community Health.

Health and Medical Services: A number of mutually served consumers will be jointly under the care of at least two physicians, namely the Qualified Health Plan primary health care physician and the specialty behavioral health physician. The treatment planning process must clearly define the respective responsibilities for these two physicians. On an individual consumer basis other health related services will need to be clarified. Such health related services include nutrition/dietary, maintenance of health and hygiene, nursing services, teaching self-administration of medications, etc.

It is jointly the responsibility of the Qualified Health Plan and CMHSP to conduct utilization review for Medicaid enrollees. This is defined as the process of evaluating the necessity, appropriateness and efficiency of health care services. The information developed in this process is essential to the Quality Improvement Plans of each party.

(F)  Quality Improvement

Both parties agree that a set of Quality Improvement activities to monitor the coordination of services is necessary. The Quality Improvement process will establish performance standards that will be used to monitor access, coordination, outcome, and satisfaction of services.

(G)  Data and Reporting Requirements and Release of Information

Both parties will agree to coordinate the data sharing necessary for completing reporting requirements established through their respective contracts with the Department of Community Health. Such data sharing should involve performance indicators such as:

     . mental health emergency services including pre-admission screening for psychiatric inpatient services
     .  inpatient utilization
     .  referrals to CMHSP specialized mental health services
     .  pharmacy and laboratory utilization
     .  coordination between the Qualified Health Plan and the CMHSP
     .  consumer/enrollee satisfaction with services and coordination.

Both parties shall agree to obtain any necessary signed releases of information from the enrollee so that treatment information can be shared without impediment between the two parties to this agreement. The Mental Health Code stipulates that the holder of the mental health record may disclose information "as necessary in order for the recipient to apply for or receive benefits".

(H)  Grievance and Complaint

Qualified Health Plans are required to establish internal processes for resolution of complaints and grievances from enrollee members. Medicaid enrollees may file a complaint or grievance on any aspect of service provided to them by the health plan or the health plan's contracted providers.

CMHSPs are required to establish second opinion mechanisms and internal recipient rights processes for resolution of complaints from recipients and others.

Both parties are responsible for informing the other about their consumer grievance and complaint process.

Both parties are responsible to provide information to Medicaid enrollee members regarding the health plan's grievance and complaint process and that of the CMHSP.

(I)  Dispute Resolution

The parties must specify the steps that the Qualified Health Plan or CMHSP must follow to contest a decision or action by the other party related to the terms of the agreement. The process should specify the responsibilities of the parties and time frame for each step.

The dispute resolution process should include:

     For administrative decisions:

     . Request to the other party for reconsideration of the disputed decision or action.
     . Appeal to the DCH regarding a disputed decision of a QHP, or for a disputed decision of a CMHSP.

     For clinical decisions:

     . Request to the other party for reconsideration of the disputed decision or action.
     . Appeal to a locally-established clinical review team comprised of Medical Directors, or their designees, from the CMHSP and the Qualified Health Plan.
     . Appeal to a clinical review team consisting of medical professionals representing the Department of Community Health.

(5)  Indemnification

     Both parties will agree to provisions that protect against liability in the performance of activities related to this agreement.

(6)  Governing Laws

     Both parties agree that performance under this agreement will be conducted in compliance with all federal, state, and local laws, regulations, guidelines and directives.

SIGNATURE
     Approved as to form by local Counsel.

                                   APPENDIX C

                    MODEL LOCAL AGREEMENT WITH DEVELOPMENTAL
                               DISABILITY PROVIDER

     Model Agreement Between HEALTH PLAN and Local Developmental Disability
                                   Contractor,
                (Community Mental Health Service Program, CMHSP)

The agreements between the Qualified Health Plan and the local developmental disability contractor (CMHSP) must incorporate and address all of the items and areas listed and described below. These standard provisions are as follows:

     .  Legal Basis
     .  Term of Agreement
     .  Administration
     .  Areas of Shared Responsibility
        .  Referral
        .  Interagency Assessment and Supports/Services Planning
        .  Emergency Services
        .  Pharmacy and laboratory service coordination
        .  Medical Coordination
        .  Quality Improvement coordination
        .  Data and reporting requirements
        .  Grievance and complaint resolution
        .  Dispute Resolution
     .  Indemnification
     .  Governing Laws

This agreement is made and entered into this ___________ day of ___________, 20____ by and between _________________________ and ___________________________.
                           (Health Plan)                     (CMHSP)

(1)  Legal Basis

     Whereas, P.A. 352 of the Public Acts of 1996 permits the Department of Community Health to increase the enrollment of Medicaid eligible persons in qualified health plans on a capitated basis; and
     Whereas, in order to expand enrollment the Department of Community Health has established a competitive bid process that has resulted in contracts with health plans that are deemed to be qualified to provide specified health care services to Medicaid enrollees; and
     Whereas, specialized services for Medicaid enrollees who have developmental disabilities will be provided through arrangements between the Department of Community Health and selected developmental disability providers; and
     Whereas, Community Mental Health Service Programs, CMHSP, are designated as the Developmental Disability Provider under contract with the Department of Community Health and consistent with the Mental Health Code; and
     Whereas, qualified health plans and CMHSPs should coordinate and collaborate efforts in order to promote and protect the health of Medicaid enrolled population;
     Now, therefore the Qualified Health Plan and the CMHSP agree as follows:

(2)  Term of Agreement

This agreement will be effective _________________ 20____ for a period not to exceed _____________. The agreement will be subject to amendment due to changes in the contracts between the Department of Community Health and the Qualified Health Plan or the contract with the Community Mental Health Services Programs.

Upon signed agreement of both parties, the provisions of this agreement will be extended for a time frame consistent with the contract period of the Qualified Health Plan and the Department of Community Health. Either party may cancel the agreement upon 30 day written notice.

(3)  Administration and Point of Authority

The Qualified Health Plan shall designate in writing to the CMHSP the person who has authority to administer this agreement. The CMHSP shall designate in writing to the Qualified Health Plan the person who has authority to administer this agreement.

(4)  Areas of Shared Responsibility

In order to provide the most efficient and coordinated services to Medicaid enrollees, the responsibilities of the Qualified Health Plan and CMHSP will include:

(A)  Referral

Mutually Served Consumers

This refers to Qualified Health Plan members who also receive CMH services. Mutual consumer groups will be defined according to clinical criteria agreed upon between the individual CMH and Qualified Health Plan. Services to be provided by the Qualified Health Plan and by CMH may vary for different clinically defined groups. Eligibility criteria for specialty developmental disability (DD) services are outlined in Attachment 1. It should be noted that persons who receive specialty developmental disability services also have a high likelihood of requiring behavioral health services.

Entry to CMHSP Specialized Services for Persons with DD

This is the process of obtaining CMHSP approval for a Qualified Health Plan member to receive specialized DD services from CMHSP. Specialized DD services means those unique services of CMHSP which support persons in community environments and/or provide alternatives to, or decrease the need for, Intermediate Care Facilities for persons with Mental Retardation (ICFs/MR) which includes State DD Centers and Alternative Intermediate Services for Persons with Mental Retardation (AIS/MR) homes. These might include such services as specialized residential services, day program services, outpatient Mental Health Clinic services, supportive services (e.g., family support, supported independent living), etc.

Services To Be Provided (Benefit Packages and Limitations)

The intent of establishing written procedures between Qualified Health Plans and CMHSP Programs is to assure service coordination and continuity of care for persons receiving services from both organizations. Therefore it is essential that the parties define the service/coverage package which will be provided by each party to mutual consumers. This must also specify any limitations on amounts of services, including but not restricted to:

     .  emergency services
     . inpatient hospital, and outpatient services by type of outpatient service
     .  intermittent/short term LTC nursing facility stays
     . physician, especially neurological assessments and treatment, diagnostics, and orders for therapies;
     . pharmacy, particularly drugs used in seizure and/or behavioral management and the OTC and non-prescription items commonly ordered for consumers with DD

     .  laboratory services
     .  dental services
     .  therapies (physical, occupational, speech)
     .  Mental Health Clinic Services
     .  home health services, including hourly nursing
     .  medical equipment and supplies, and assistive technology
     . specialized DD services, including home and community-based care, crisis stabilization, and long-term supports
     . personal care services, including Home Help and specialized Mental Health personal care
     .  transportation to medical services & to Mental Health services

(B)  Interagency Assessment and Supports/Services Planning

This includes collaborative joint supports/services, and/or treatment planning activities of the consumer, the CMHSP Program and the Qualified Health Plan regarding specialty developmental disability services, mental health services, and medical services provided by each party to the mutual consumer.

It includes identifying responsibilities to, and processes for: joint service planning meetings; sharing of assessments and background information; employing person-centered processes to develop supports/services plans; assigning supports/services coordination responsibilities; ongoing monitoring (inclusive of health status) and communication about services rendered or additional services needed.

For persons with developmental disability, a critical responsibility that needs to be identified relates to the physician responsibilities. This will need to be handled on an individual basis, but the process must be clearly laid out for defining the respective responsibilities of the CMHSP physician and the CHPP primary physician

The two parties must establish a process for clinical staffings in order that the clinical staff of the two agencies meet on a regular basis to review the plans and status of mutual consumers.

The interagency treatment/supports planning process further involves sharing of written documents and verbal reports, and discussions at joint supports/services planning meetings.

(C)  Emergency Services.

In accordance with the definition of emergency services described in Section II-I-1 of the Request for Proposal for Comprehensive Health Care Program, emergency services also include those services provided to a person suffering from an acute problem in behavior or mood that requires immediate intervention. The need for the intervention may be identified by the enrollee, the enrollee's family or social unit, other agencies or referral sources, or law enforcement personnel.

It is the responsibility of the Qualified Health Plan to ensure that emergency services are available 24 hours a day and 7 days a week. As part of its responsibilities to provide emergency services and mental health outpatient services, the Qualified Health Plan must make available mental health crisis services for its enrollees. This applies for all enrollees except for those who are receiving specialized behavioral health services. If the emergency is of a medical/physical nature, it is the responsibility of the Qualified Health plan. If the emergency results from crises in the supports system of the consumer it is the responsibility of the specialty developmental disability provider.

The Qualified Health plan has the responsibility to inform all enrollees of emergency service procedures for accessing emergency services and to inform members of the designated emergency phone number through member services materials and programs. Prior approval by the Qualified Health Plan is not required.

It is the responsibility of the CMHSP to provide for emergency mental health services for all enrollees receiving specialized behavioral health services including:

     . access by telephone 24 hours a day, seven days a week. Such number shall be made available to the qualified health plan to provide to all enrollees;
     . provision for face-to-face services to persons in need of crisis evaluation, and admission screening for psychiatric inpatient admissions, intervention and disposition.

(D)  Pharmacy and Laboratory Services

Prescriptions and Orders for Laboratory Services:

1. Unless agreed to by the CMHSP, the Qualified Health Plan cannot restrict prescriptions written by the developmental disability physicians as long as:

     a. The drug prescribed is for the treatment of the developmental disability or for any complication due to the developmental disability.
     b.   The purchase is made from an approved Qualified Health Plan pharmacy.

2. The Qualified Health Plan cannot restrict orders for laboratory services to test for developmental disabilities or the complications due to the disability, except that the laboratory must be approved by the Qualified Health Plan.

3. The Qualified Health Plan cannot restrict orders for laboratory services to test for and monitor the medications prescribed by the developmental disability services physician, except that the laboratory must be approved by the Qualified Health Plan.

4. The Qualified Health Plan and the CMHSP must develop approval mechanisms for other laboratory and imaging services (e.g. MRI, CAT scans, X-rays, etc).

Coordination:

1. The Qualified Health Plan and the CMHSP must develop procedures for notifying each other of prescriptions, and when deemed advisable, consultation between practitioners before prescribing medication, and sharing complete and up-to-date medication records.
2. The CMHSP in cooperation with the Qualified Health Plan is responsible to monitor and track pharmaceutical usage in order for the Qualified Health Plan to provide comprehensive data and information as required under contract with the Department of Community Health.

Pharmacies and Laboratories:

The qualified Health Plan must ensure that pharmacy and laboratory services are easily accessible to the recipients of developmental disability services. Strategies to accomplish this include the location of pharmacies and laboratories in proximity to specialty service locations and/or public transportation, home delivery services, or other methods of the provision of these services. The CMHSP shall assist he Qualified Health Plan in identifying existing locations used by consumers and/or alternative delivery strategies.

Drug Formulary:

1. The Qualified Health Plan drug formulary for developmental disabilities and for behavioral health must include all of the drugs currently covered for the Medicaid FFS population.

2. The Qualified Health Plan must have a process to evaluate requests to add products not included in its drug formulary.

(E)  Medical Coordination

In order to coordinate the appropriate delivery of health care services to Medicaid enrollees clarity regarding the respective responsibility is necessary. Both parties will develop referral procedures and effective means of communicating the need for individual referrals.

In addition, both the Qualified Health Plan and CMHSP acknowledge respective individual responsibilities as listed below:

..    Habilitation and rehabilitation services. Habilitation services means those services designed to assist Medicaid enrollees in the development of skills and capacities they have never possessed, (i.e., predominantly in the functioning areas of self-care and/or activities of daily living), and to maintain capacities attained for the first time. Habilitation services are the responsibility of the CMHSP. Rehabilitation services are designed to assist Medicaid enrollees in restoring those self care skills they once possessed and is the responsibility of the Qualified Health Plan.

..    Case Management: Case management services means those services which will assist Medicaid enrollees in gaining access to needed medical, social, educational and other services. It is the expectation that Qualified Health Plans will demonstrate a commitment to assisting enrollees in managing their complex health care needs (Section II-T of the Request for Proposal for Comprehensive Health Care Program).

     Within the developmental disabilities specialty services system case management includes: assessment; person-centered service plan development; linking/coordination of services; reassessment/follow-up; advocacy and monitoring of services. Some CMHSP consumers of DD services receive these case management services under a coverage entitled "supports coordination". As part of the referral procedures described above, the Qualified Health Plan and CMHSP shall both indicate the manner in which case management services will be coordinated.

..    Health and Medical Services: A number of mutually served consumers will be jointly under the care of at least two physicians, namely the Qualified Health Plan primary health care physician and the specialty developmental disabilities physician. The treatment planning process must clearly define the respective responsibilities for these two physicians. On an individual consumer basis other health related services will need to be clarified. Such health related services include nutrition/dietary, maintenance of health and hygiene, nursing services, teaching self-administration of medications, etc.

     It is jointly the responsibility of the Qualified Health Plan and CMHSP to conduct utilization review for Medicaid enrollees. This is defined as the process of evaluating the necessity, appropriateness and efficiency of health care services. The information developed in this process is essential to the Quality Improvement Plans of each party.

(F)  Quality Improvement

Both parties agree that a set of Quality Improvement activities to monitor the coordination of services is necessary. The Quality Improvement process will establish performance standards that will be used to monitor access, coordination, outcome, and satisfaction of services.

(G)  Data and Reporting Requirements and Release of Information

Both parties will agree to coordinate the data sharing necessary for completing reporting requirements established through their respective contracts with the Department of Community Health. Such data sharing should involve performance indicators such as:

     . mental health emergency including pre-admission screening for DD Centers or AIS/MR services
     .  referrals to CMHSP specialized developmental disabilities services
     .  Pharmacy and Laboratory utilization
     .  coordination between the QHP and the CMHSP
     .  Consumer/enrollee satisfaction with services and coordination.

Both parties shall agree to obtain any necessary signed releases of information from the enrollee so that treatment information can be shared without impediment between the two parties to this agreement. The Mental Health Code stipulates that the holder of the mental health record may disclose information "as necessary in order for the recipient to apply for or receive benefits".

(H)  Grievance and Complaint

Qualified Health Plans are required to establish internal processes for resolution of complaints and grievances from enrollee members. Medicaid enrollees may file a complaint or grievance on any aspect of service provided to them by the health plan or the health plan's contracted providers.

CMHSPs are required to establish second opinion mechanisms and internal recipient rights processes for resolution of complaints from recipients and others.

Both parties are responsible for informing the other about their grievance and complaint processes.

Both parties are responsible to provide information to Medicaid enrollee members regarding the health plan's grievance and complaint processes and that of the CMHSP.

(I)  Dispute Resolution

The parties must specify the steps that the Qualified Health Plan or CMHSP must follow to contest a decision or action by the other party related to the terms of the agreement. The process should specify the responsibilities of the parties and time frame for each step.

The dispute resolution process should include:

     For administrative decisions:

     . Request to the other party for reconsideration of the disputed decision or action.
     . Appeal to the DCH regarding a disputed decision of a QHP, or for a disputed decision of a CMHSP.

     For clinical decisions:

     . Request to the other party for reconsideration of the disputed decision or action.
     . Appeal to a locally-established clinical review team comprised of Medical Directors, or their designees, from the CMHSP and the Qualified Health Plan.
     . Appeal to a clinical review team consisting of medical professionals representing the Department of Community Health.

(5)  Indemnification

Both parties will agree to provisions that protect against liability in the performance of activities related to this agreement.

(6)  Governing Laws

Both parties agree that performance under this agreement will be conducted in compliance with all federal, state, and local laws, regulations, guidelines and directives.

SIGNATURE
     Approved as to form by local Counsel.

                                  ATTACHMENT 1

                              ELIGIBILITY CRITERIA
                  DEVELOPMENTAL DISABILITIES SERVICE CARVE OUT

Health plan members may be referred for specialized services for persons with developmental disabilities provided through Michigan Community Mental Health Services Programs (CMHSP) when the member meets one or more of the following criteria:

     1. Meets the Michigan Mental Health Code definition of developmental disability;
     2. Has a confirmed diagnosis of severe or profound mental retardation, or mild or moderate mental retardation in combination with cerebral palsy, physical disability, sensory impairment, or challenging behaviors;
     3. Has a documented IQ of 70 or below;
     4. Has a designation of SMI, SXI, AI or TMI established by the school system;
     5. Has a documented developmental delay based on administration of a standardized developmental test, such as the Denver Developmental Screening or the Gesell Developmental Test.

Additionally, the individual must have an apparent need for, or have requested, one or more of these specialized services provided through the CMHSP system:

     1. Inpatient services in a State Center for Persons with Developmental Disabilities.
     2. Specialized residential services.
     3. Day program services.
     4. Outpatient Mental Health Clinic Services when the service is habilitative and part of a plan of comprehensive supports/services.
     5. Emergency DD services as needed to augment emergency services provided by the health plan.
     6. Supportive services.
     7. Prevention programs.
     8. Testing and assessments.
     9. Other services, by mutual agreement of the Qualified Health plan and the CMHSP.

Persons who are referred to the CMHSP will be screened to determine the level of need. Services will be provided according to the service priorities specified in the Michigan Mental Health Code. Some services may be limited or not available, due to funding limitations or capacity restrictions.

                                   APPENDIX D

                 FORMAT FOR PROFILES OF PRIMARY CARE PROVIDERS,
                       SPECIALISTS, & ANCILLARY PROVIDERS

                   HEALTH PLAN'S PRIMARY CARE PROVIDER PROFILE

Health Plan
Name ____________________________________ County/Region ________________________

List alphabetically by category of Primary Care: Family Practice, General Practice, Internal Medicine, OB/GYN, Pediatrician, authorized Nurse Practitioner and Physician Assistant
This form may be duplicated by the bidder as necessary and the Profile must be submitted in this format on disk using Excel 5.0.

-----------------------------------------------------------------------------------------------------------------------------------
Category                                          Physician                    Physician                    Physician
-----------------------------------------------------------------------------------------------------------------------------------
Physician Name
-----------------------------------------------------------------------------------------------------------------------------------
State License Number
-----------------------------------------------------------------------------------------------------------------------------------
Board Certified or Eligible (Y/N)
-----------------------------------------------------------------------------------------------------------------------------------
Practice Type (e.g. GYN, OB etc.)
-----------------------------------------------------------------------------------------------------------------------------------
Office Location (Use separate column for
each location/address)
-----------------------------------------------------------------------------------------------------------------------------------
Office days
-----------------------------------------------------------------------------------------------------------------------------------
Office hours
-----------------------------------------------------------------------------------------------------------------------------------
Accept established Medicaid Patients only
(Y/N)
-----------------------------------------------------------------------------------------------------------------------------------
Accept New Medicaid Patients (Y/N)
-----------------------------------------------------------------------------------------------------------------------------------
Total Medicaid Capacity
-----------------------------------------------------------------------------------------------------------------------------------
Total Patient Capacity (Medicaid Medicare
and Commercial)
-----------------------------------------------------------------------------------------------------------------------------------
Physician provides prenatal and OB services
(Y/N)
-----------------------------------------------------------------------------------------------------------------------------------
Hospital admitting Priviliges (list hospitals)
-----------------------------------------------------------------------------------------------------------------------------------
Other licensed health personnel in office
(Y/N) if Y, list by type of personnel (e.g., PA,
FNP, etc.)
-----------------------------------------------------------------------------------------------------------------------------------
Affiliation status with Health Plan: (Employee,
Contractual (signed contract--Plan and
physician), Contractual (signed letter of
intent)
-----------------------------------------------------------------------------------------------------------------------------------

                         HEALTH PLAN'S HOSPITAL PROFILE

Health Plan
Name ____________________________________ County/Region ________________________
This form may be duplicated by the bidder as necessary and the Profile must be submitted in this format on disk using Excel 5.0.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Attachment (and any addition
                                                                                                 or deletion) of most recent
                                                                                                 American Hospital
                                    Affiliation Status with Health Plan: Owned,                  Association Guide describing
                                    Contractual with signed and dated Contract,                  Services provided by Hospital
Name of Hospital                    Contractual with signed and dated letter of intent           Attachment provided (Y/N)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                 HEALTH PLAN'S ANCILLARY HEALTH PROVIDER PROFILE

Health Plan Name _________________________________________

County/Region _______________________________________________________

Include the following information regarding ancillary health provider for at least the following providers:

     Pharmacy             Laboratory        Physical Therapy   Occupational Therapy
     Speech Therapy       Home Health       Durable Medical    Maternal/Infant
                                             Equipment          Support Services
     Hospice              Vision            Audiology          Ambulance Service
     Radiology            Substance Abuse   Family Planning    FQHC/RHC
     Mental Health        Orthotics         Prosthetics        Restorative/Rehab Facility
     Local Health Dept.

This form may be duplicated by the bidder as necessary and the Profile must be submitted in this format on disk using Excel 5.0. (Plans may attach a list of multiple providers (i.e, pharmacies)

-----------------------------------------------------------------------------------------------------------------------------------
                                 Licensue
                                 Number (if                                      Office       Office Days
Name of Ancillary Provider       applicable)         Office Location             Hours        (SMTWTFS)             Type of Service
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                    HEALTH PLAN'S SPECIALTY PHYSICIAN PROFILE

Health Plan
Name_______________________________ County/Region ______________________________

Specialists may include:

                                         Allergists               Anesthesiologists               Cardiologists
             Dermatologists              Endocrinologists         Emergency Medicine              Gastroenterologists
             Hematologists               Neonatologists           Neurologists                    Neurosurgeons
             Oncologists                 Ophthalmologists         Orthopedists                    Otolaryngologists
             Pathologists                Physiatrists             Plastic Surgeons                Psychiatrists
             Podiatrists                 Pulmonary Specialists    Radiologists                    Rheumatologists
             Surgeons-General            Surgeons-Oral            Surgeons-Specialists            Sports Medicine
             Therapeutic Radiologists    Urologists               Infection Disease Specialist

Group physicians in like specialities. This form may be duplicated by the bidder as necessary and the Profile must be submitted in this format on disk using Excel 5.0.

-----------------------------------------------------------------------------------------------------------------------------------
Category                                        Physician                       Physician                    Physician
-----------------------------------------------------------------------------------------------------------------------------------
Physician Name & Specialty
-----------------------------------------------------------------------------------------------------------------------------------
State License Number
-----------------------------------------------------------------------------------------------------------------------------------
Board Certified or Eligible (Y/N)
-----------------------------------------------------------------------------------------------------------------------------------
Office Address (Use separate column
for each location/address)
-----------------------------------------------------------------------------------------------------------------------------------
Office Hours
-----------------------------------------------------------------------------------------------------------------------------------
Office Days
-----------------------------------------------------------------------------------------------------------------------------------
Hospital Admitting Privileges (list
hospitals)
-----------------------------------------------------------------------------------------------------------------------------------
Accepting established Medicaid patients
only (Y/N)
-----------------------------------------------------------------------------------------------------------------------------------
Accepting new Medicaid Patients (Y/N)
-----------------------------------------------------------------------------------------------------------------------------------
Total Medicaid Capacity for Health Plan
-----------------------------------------------------------------------------------------------------------------------------------
Total Capacity fol all patients (Medicaid,
Medicare and Commercial)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Affiliation Status with Health Plan:
Employee Contractual (signed and
dated contract), Contractual (signed and
dated letter of intent)
-----------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX E

                   KEY CONTRACTOR PERSONNEL AUTHORIZATION FOR
                             RELEASE OF INFORMATION

                    AUTHORIZATION FOR RELEASE OF INFORMATION
                     Michigan Department of Community Health

TO WHOM IT MAY CONCERN:

I authorize any representative or agent of the Michigan Department of Community Health bearing either the original or a copy of this authorization to obtain information from your files or other sources pertaining to my personal background including but not limited to:
     .  Employment History
     . Criminal History, including but not limited to a check of the Computerized Criminal History (CCH) file
     .  Financial / Credit History
     .  Academic Records
     .  Professional Licensure, including a check for any disciplinary actions

I authorize you to release such information upon request of the bearer. This Authorization is executed with the full knowledge and understanding that the information is for official use by the Michigan Department of Community Health.

I release you, the institution, agency or establishment which you represent, including its officers, employees and related personnel, both individually and collectively, from any and all liability for damages of whatever kind, which may at any time result to me, my heirs, family or associates because of compliance with this Authorization for Release of Information, or any attempt to comply with it. Should there be any question as to the validity of the Authorization, you may contact me as indicated below:

Full Name (Typed or Printed)            Social Security Number *

-------------------------------------------------------------------------------
Current Address (Number and Street,     Date of Birth
Apt. No., Etc.)

-------------------------------------------------------------------------------
City            State       ZIP Code    Telephone Number

                                        Area Code (      ) Number
-------------------------------------------------------------------------------
Driver License Number                                  State Issuing

-------------------------------------------------------------------------------
Medical or Health Professional License Number          State Issuing

-------------------------------------------------------------------------------
Authorizing Signature                   Today's Date

-------------------------------------------------------------------------------
Witness Signature                       Witness Name (Typed or Printed)

-------------------------------------------------------------------------------
* This information is confidential and protected by the Federal Privacy Act.


Subscribed and sworn to before me

                                              Authority:  PA 352 of 1996
this ________ day of _______________, 1997.  Completion:  Is Voluntary
                                            Consequence:  Failure to submit form
    ___________________________________                   may delay completion
                                                          of proposal review.
                                            ------------------------------------
Notary Public __________________ County     The Department of Community Health
State of Michigan                           will not discriminate against any
My Commission Expires: ________________     individual or group because of race,
                                            sex, religion, age, national origin,
                                            marital status, political beliefs
                                            or disability.

MSA-50 (5-97)

                                   APPENDIX F

                    HEALTH PLAN REPORTING FORMAT AND SCHEDULE

[LOGO OF MDCH]

                     MICHIGAN DEPARTMENT OF COMMUNITY HEALTH

                    INSTRUCTIONS FOR COMPILING AND SUBMITTING

                ANNUAL REPORT FOR LICENSED QUALIFIED HEALTH PLANS

Please submit the Annual Report in a 3-ring binder with tabs for each component report. Please prepare each component report in the format specified in the instructions and for the different product lines, as indicated. Please submit one complete copy each to the assigned licensing officer and contract manager.


TAB NO.  COMPONENT REPORT                                  PRODUCT LINE
-----------------------------------------------------------------------------
         ADMINISTRATIVE
-----------------------------------------------------------------------------
  1      Summary Annual Report for Subscribers                   T
-----------------------------------------------------------------------------
  2      Health Plan Profile                                     T
-----------------------------------------------------------------------------
         FINANCIAL
-----------------------------------------------------------------------------
  3      Financial                                               *
-----------------------------------------------------------------------------
         QUALITY
-----------------------------------------------------------------------------
  4      Complaints & Grievances                                M, T
-----------------------------------------------------------------------------
  5      Litigation                                             M, T
-----------------------------------------------------------------------------
         UTILIZATION
-----------------------------------------------------------------------------
  6      Enrollment                                              E
-----------------------------------------------------------------------------
  7      HEDIS                                                   E
-----------------------------------------------------------------------------
  8      Abortion                                                M
-----------------------------------------------------------------------------
  9      Vaccine                                                 M
-----------------------------------------------------------------------------
         PROVIDER
-----------------------------------------------------------------------------
 10      Physician Incentive Program (PIP) Reporting             M
-----------------------------------------------------------------------------
         DOCUMENTS
-----------------------------------------------------------------------------
 11      Provider Directory                                      E
-----------------------------------------------------------------------------
 12      Certificate of Coverage                                 E
-----------------------------------------------------------------------------
 13      Member Handbook                                         E
=============================================================================

         Product Line Key:

         M = Medicaid
         T = Total for all product lines
         E = Each product line separately
         * = NAIC format addresses product line information

                                                  1999 Health Plan Annual Report

[LOGO OF MDCH]

                     MICHIGAN DEPARTMENT OF COMMUNITY HEALTH

                    INSTRUCTIONS FOR COMPILING AND SUBMITTING

                ANNUAL REPORT FOR LICENSED QUALIFIED HEALTH PLANS

1. Summary Annual Report for Subscribers. The summary shall contain a statement indicating that relevant documents are on file with the Department or the Insurance Bureau, as applicable, and with the plan, and are available for public inspection. The summary annual report to subscribers shall include: (a) a summary of current activities of the plan,
     (b) the current members of the governing body with identification of the subscriber representatives, and (c) the procedures for enrollee contact with the governing body members.

2.   Health Plan Profile. Form MSA-126 (9-99) is attached.

3. Financial. A copy of: (a) the 1999 NAIC "Annual Statement" as submitted to the Insurance Bureau, reduced to 8 1/2" by 11," (b) the Michigan Insurance Bureau INS-317 "Revenue and Expense" Report for HMOs (10/98),(c) Management Discussion and Analysis, (d) Statement of Actuarial Opinion,
     (e) Compensation Schedule B (INS 86), and (f) certified audited financial statements for calendar year 1999.

4.   Complaints and Grievances. Form MSA-131 (9-99) is attached.

5. Litigation. Form MSA-129 (9-99) is attached. This information should be submitted in a separate, sealed envelope marked "Confidential."

6. Enrollment. Form MSA-130 (9-99) is attached. Please provide a breakdown by each product line for each county in the plan's approved service area as of the end of the calendar year being reported.

7. HEDIS. This report is due on June 30. Please submit two (2) hard copies and two (2) electronic copies of the Medicaid and commercial HEDIS reports. Electronic submission must be on the data submission tool (DST) as distributed by NCQA. Please indicate if any HEDIS reports being submitted were audited. If audited, please provide the name of the firm conducting the audit and whether the auditing firm is NCQA-certified.

8.   Abortion. Form MSA-128 (9-99) is attached.

9.   Vaccine. Form MSA-127 (9-99) is attached.

10.  Physician Incentive Program (PIP) Reporting. Use HCFA annual update format.

For each of the following, please provide a copy of the most current document for each product line:

11.  Provider Directory.

12.  Certificate of Coverage.

13.  Member Handbook.

                                                  1999 Health Plan Annual Report

                  HEALTH PLAN PROFILE
         MICHIGAN DEPARTMENT OF COMMUNITY HEALTH    Report Date     Report Year
                                                    ----------------------------
Please Type or Print Clearly
-------------------------------------------------------------------------------
???RPORATED Name of Health Plan                     HMO License Number

-------------------------------------------------------------------------------
OPERATING Name of Health Plan                       License Expiration Date

-------------------------------------------------------------------------------
Describe the Ownership of Health Plan: (attach an organization chart)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

===============================================================================
Organization Status is:
[ ] PROFIT                                       [ ] NONPROFIT
-------------------------------------------------------------------------------
Name of EXTERNAL Organization that has ACCREDITED Health Plan

-------------------------------------------------------------------------------
Date Accreditation     Date Accreditation        TYPE of Accreditation Received
 RECEIVED               EXPIRES

-------------------------------------------------------------------------------
If NOT Accredited      If YES, Name of Organization from which the
by an external         Health Plan has applied for accreditation
organization, is
accreditation being
applied for?           --------------------------------------------------------
[ ] NO    [ ] YES      Date Accreditation    Expected Site Visit Date
                       Applied for
===============================================================================
KEY ADMINISTRATIVE STAFF: (Enter names as applicable)
  . Also attach a list of Governing Body Members, indicate which members are elected enrollee members, and the date each member's term expires.
===============================================================================
President                                    Medical Director

-------------------------------------------------------------------------------
C.E.O.                                       Authorized Representative

-------------------------------------------------------------------------------
C.O.O.                                       Quality Management Director

-------------------------------------------------------------------------------
C.F.O.                                       Complaint / Grievance Director

-------------------------------------------------------------------------------
C.I.O. / M.I.S. Director                     Other (specify):

===============================================================================
Number of Enrolled Members as of             Financial Information for Calendar
December 19____                              Year ________
===============================================================================
 Commercial............._______________         Total Revenues ..._____________
 Medicaid..............._______________         Total Expenses...._____________
 Medicare Risk.........._______________         Net Income (Loss)._____________
 Medicare Supplemental.._______________         Working Capital..._____________
 Other.................._______________         Other............._____________

                  TOTAL:_______________               NET WORTH:_______________
===============================================================================
Name of Person Completing This Report        Title
(Typed or Printed)

-------------------------------------------------------------------------------
Signature                                    Telephone Number
                                             (       )
                                             ----------------------------------
                                             Email Address

-------------------------------------------------------------------------------
 AUTHORITY:  PA 368 of 1978, as amended
             or CHP Contract.
COMPLETION:  Is Required. Failure to           The Department of Community
             file this report may result       Health is an equal opportunity
             in regulatory actions as          employer, services, and programs
             permitted under PA 368 or         provider.
             sanctions as permitted
             under the CHP Contract.
-------------------------------------------------------------------------------
MSA-126 (9-99)

             HEALTH PLAN COMPLAINT/GRIEVANCE SUMMARY REPORT FOR 2000
                     MICHIGAN DEPARTMENT OF COMMUNITY HEALTH

     The purposes of this report, a Level 1 complaint is an issue a member presents to the health plan, either in written or oral form, requesting specific corrective action that can not be resolved at the time of initial contact. This Level 1 complaint is subject to formal review and investigation by the health plan, according to the health plan's written complaint/grievance procedure.

If a health plan has fewer levels of review in its complaint/grievance procedure than designated in this complaint/grievance summary, the health plan should note this by entering "NA" for the levels that do not exist. If a health plan has additional levels of review, the health plan should include the requested information on additional pages.

For each level of the health plan's complaint/grievance process, attach a short summary description of: (1) the individuals (by position title) who are involved in rendering a determination, and (2) the process and procedures of the health plan.

-------------------------------------------------------------------------------
Enter Name of Health Plan                                    Report Date

-------------------------------------------------------------------------------
2000 COMPLAINT / GRIEVANCE SUMMARY:
-------------------------------------------------------------------------------
LEVEL 1:
  Total Number of Level 1 complaints resolved in 2000.....   ________________

  Health plan's position was upheld.......................   ________________

  Health plan's position was overturned...................   ________________

  A compromise resolution was reached.....................   ________________
-------------------------------------------------------------------------------
 LEVEL 2:
  Total Number of Level 2 complaints resolved in 2000.....   ________________

  Health plan's position was upheld.......................   ________________

  Health plan's position was overturned...................   ________________

  A compromise resolution was reached.....................   ________________
-------------------------------------------------------------------------------
 LEVEL 3:
  Total Number of Level 3 complaints resolved in 2000.....   ________________

  Health plan's position was upheld.......................   ________________

  Health plan's position was overturned...................   ________________

  A compromise resolution was reached.....................   ________________
-------------------------------------------------------------------------------
 LAST LEVEL AVAILABLE TO A MEMBER WITHIN THE HEALTH PLAN:
  Total Number of complaints in 2000 resolved at the
  health plan's last level................................   ________________

  Health plan's position was upheld.......................   ________________

  Health plan's position was overturned...................   ________________

  A compromise resolution was reached.....................   ________________
-------------------------------------------------------------------------------
 HMO TASK FORCE:
  Number of complaints heard before the HMO Task Force
  and resolved in 2000....................................   ________________

  Health plan's position was upheld ......................   ________________

  Health plan's position was overturned...................   ________________

  Settlement was reached before Task Force hearing........   ________________
-------------------------------------------------------------------------------
MSA-131 (07-00)

OTHER COMPLAINT AND GRIEVANCE INFORMATION:
-------------------------------------------------------------------------------
Please provide the number of Level 1 complaints resolved by the health plan in 2000 for each of the following categories,

-------------------------------------------------------------------------------
     Access:              Administrative:              Clinical:
-------------------------------------------------------------------------------
Explain the actions being taken by the health plan to address these complaints.

   __________________________________________________________________________

   __________________________________________________________________________

   __________________________________________________________________________

   __________________________________________________________________________

===============================================================================
In 2000, did the health plan resolve fewer or more complaints at each level than in 1999?

             [ ] FEWER               [ ] MORE
-------------------------------------------------------------------------------
Explain the health plan's rationale for the changes in the number of complaints:
(Use additional Sheets as Needed)

   __________________________________________________________________________

   __________________________________________________________________________

   __________________________________________________________________________

   __________________________________________________________________________

===============================================================================
How many complaints took longer than 90 calendar days to
resolve as allowed under MCL 333.21035(1)(c).............  ___________________
-------------------------------------------------------------------------------
Information regarding the expedited grievances filed with the health plan during 2000 including:

     1.  Total number of expedited grievances filed with
         the health plan.................................  ___________________
     2.  Total number of initial expedited grievance
         determinations made by the health plan            ___________________

         i.   Number of determinations made approving the
              member's request...........................  ___________________
         ii.  Number of determinations  made denying the
              member's request ..........................  ___________________
         iii. Number of  determinations  denying  the
              member's request resulting in a request
              for further review by the health plan......  ___________________
         iv.  Number of determinations denying the
              member's request resulting in the member
              appealing to the Department................  ___________________

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Name of Person Completing This                    Signature
Report (Typed or Printed)

-------------------------------------------------------------------------------
Title                                             Area Code / Telephone Number
                                                  (         )
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         AUTHORITY:    PA 368 of 1978, as amended or CHP Contract.
        COMPLETION:    Is Required. Failure to file this report may result
                       in regulatory actions as permitted under PA 368 or
                       sanctions as permitted under the CHP Contract.
-------------------------------------------------------------------------------

        The Department of Community Health is an equal opportunity employer, services, and programs provider.

-------------------------------------------------------------------------------
MSA-131 (07-00) (BACK)

                                                              ------------------
                                                              Page       Of
         HEALTH PLAN MALPRACTICE LITIGATION REPORT
                                                              ------------------
          MICHIGAN DEPARTMENT OF COMMUNITY HEALTH             Report Date

--------------------------------------------------------------------------------
Health Plan Name                                              Report Year

--------------------------------------------------------------------------------

INSTRUCTIONS:
 . Please list all malpractice litigation for more than $50,000 that names any of the following as a party:
       (1)  the health plan,
       (2)  a provider contracted with the health plan, or
       (3)  an employee of the health plan.
 .   Attach additional pages as necessary.
 . The state reserves the right to request additional information, as necessary.

MALPRACTICE LITIGATION:
--------------------------------------------------------------------------------
                              STATUS
  DATE        AMOUNT     (PENDING, SETTLEMENT,  BRIEF DESCRIPTION OF CLAIM AND
  FILED       CLAIMED          ETC.)              RESOLUTION (IF APPLICABLE)
================================================================================
LITIGATION PENDING FROM PREVIOUS CALENDAR YEAR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
LITIGATION FILED DURING REPORTING YEAR:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name of Person Completing Report               Title
(Typed or Printed)
                                               --------------------------------
                                               Telephone Number
                                               (        )
================================================================================
  AUTHORITY: PA 368 of 1978, as amended
             or CHP Contract.
 COMPLETION: Is Required. Failure to           The Department of Community
             file this report may result       Health is an equal opportunity
             in regulatory actions as          employer, services, and programs
             permitted under PA 368 or         provider.
             sanctions as permitted
             under the CHP Contract.
--------------------------------------------------------------------------------
MSA-129 (9-99)

                                                                ----------------
   ANNUAL REPORT OF ENROLLMENT BY LINE OF BUSINESS AND COUNTY   Page:     Of:
          MICHIGAN DEPARTMENT OF COMMUNITY HEALTH
                                                                ----------------

INSTRUCTIONS: Copy and attach this form if needed to list additional counties.

--------------------------------------------------------------------------------
Name of Health Plan                    Report Date           Report Year

--------------------------------------------------------------------------------

ENROLLMENT INFORMATION:

------------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL ENROLLMENT by LINE OF BUSINESS or CONTRACT TYPE               GOVERNMENT RELATED ENROLLMENT
            ------------------------------------------------------------------------------------------------------------------------
                                                           OTHER                                                          Government
  COUNTY                Commercial                        Explain  Commercial            Medicare    Medicare     OTHER   Sub-Total
   NAME     Commercial     POS      MIChild   Non-Group      #1    Sub-Total   Medicaid    Risk    Supplemental  Explain     #2
====================================================================================================================================
                                                                          -                                                     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                          -                                                     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                          -                                                     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                          -                                                     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                          -                                                     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                          -                                                     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                          -                                                     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                          -                                                     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                          -                                                     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                          -                                                     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                          -                                                     -
====================================================================================================================================
TOTALS:            -           -        -           -         -           -         -         -             -        -          -
====================================================================================================================================

-----------------------
             ENROLLMENT
  COUNTY       GRAND
   NAME        TOTAL
=======================
                 -
-----------------------
                 -
-----------------------
                 -
-----------------------
                 -
-----------------------
                 -
-----------------------
                 -
-----------------------
                 -
-----------------------
                 -
-----------------------
                 -
-----------------------
                 -
-----------------------
                 -
=======================
TOTALS:          -
=======================

#1 - Explain OTHER (Line of COMMERCIAL Business):

--------------------------------------------------------------------------------
#2 - Explain OTHER (Line of GOVERNMENT Business):

================================================================================
  AUTHORITY: PA 368, of the Public Acts        The Department of Community
             of 1978, as amended               Health is an equal opportunity
             or CHP Contract.                  employer, services, and programs
 COMPLETION: Is Required. Failure to           provider.
             file this report may result
             in regulatory actions as
             permitted under PA 368 or
             sanctions as permitted
             under the CHP Contract.
--------------------------------------------------------------------------------
MSA-130 (Excel) (9-99)

                                                              ------------------
                 HEALTH PLAN ABORTION REPORT                  Page       Of

           MICHIGAN DEPARTMENT OF COMMUNITY HEALTH            ------------------
                                                              Report Date

--------------------------------------------------------------------------------
Health Plan Name                                              Report Year

--------------------------------------------------------------------------------

INSTRUCTIONS:
  . Attach additional sheets as necessary.

The Health Plan covered abortions during this period for the following reasons:
(check only ONE)

BENEFICIARY                                                     TO SAVE LIFE OF
ID NUMBER               RAPE                INCEST                  MOTHER
================================================================================
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
--------------------------------------------------------------------------------
                        [ ]                  [ ]                      [ ]
================================================================================
 TOTALS: -->
================================================================================

--------------------------------------------------------------------------------
Name of Person Completing Report         Title
(Typed or Printed)
                                        ----------------------------------------
                                         Telephone Number
                                         (        )
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   AUTHORITY: CHP Contract                     The Department of Community
  COMPLETION: Is Required. Failure to          Health is an equal opportunity
              file this report may             employer, services, and programs
              result in sanctions as           provider.
              permitted under the CHP
              Contract.
--------------------------------------------------------------------------------
MSA-0128 (9-99) (W)

                                                                ----------------
                 HEALTH PLAN VACCINE DOSE REPORT                Report Date

             MICHIGAN DEPARTMENT OF COMMUNITY HEALTH            ----------------

--------------------------------------------------------------------------------
Health Plan Name                                                Report Year

--------------------------------------------------------------------------------

BACKGROUND:
One of the important health services that health plans provide is immunizations. Most vaccines for immunizations that are covered for Medicaid beneficiaries are available free from the Local Health Department. The Vaccines for Children (VFC) Program provides free vaccines for all Medicaid eligibles age 18 and under and the Michigan Vaccine Replacement Program (VPR) provides hepatitis B, MMR, OPV, TD, and IPV, free for all beneficiaries age 19 and older. Most physicians who immunize Medicaid patients are already taking advantage of this program.

The federal government requires accountability for vaccines distributed through the VFC. Until contracting health plans have fully operational encounter data reporting systems, it is necessary that all plans continue to report vaccine use.

The report below is to be used for this requirement, or you may develop your own report mechanism that provides the requested information.

VACCINE DOSE REPORT:
--------------------------------------------------------------------------------
                                    NUMBER OF DOSES            NUMBER OF DOSES
  VACCINE NAME    HCPCS CODE        AGE 18 AND UNDER           AGE 19 AND OLDER
================================================================================
DTaP                90700                                           N/A
--------------------------------------------------------------------------------
DTP                 90701                                           N/A
--------------------------------------------------------------------------------
??? (under 7
 years old)         907022                                          N/A
--------------------------------------------------------------------------------
MMR                 90707
--------------------------------------------------------------------------------
OPV                 90712
--------------------------------------------------------------------------------
IPV                 90713
--------------------------------------------------------------------------------
Varicella *         90716
--------------------------------------------------------------------------------
Td (7 years
and older)          90718
--------------------------------------------------------------------------------
DTP / Hib           90720                                           N/A
--------------------------------------------------------------------------------
DTaP / Hib          90721                                           N/A
--------------------------------------------------------------------------------
Hib                 90737                                           N/A
--------------------------------------------------------------------------------
Hepatitis B
(child)             90744                                           N/A
--------------------------------------------------------------------------------
Hepatitis B
(adolescent)        90745
--------------------------------------------------------------------------------
Hepatitis B
(adult)             90746                 N/A
--------------------------------------------------------------------------------
Hib/ Hep B          Q0158                                           N/A
--------------------------------------------------------------------------------
 * Varicella is NOT available free for persons age 19 and older.

--------------------------------------------------------------------------------
Name of Person Completing Report         Title
(Typed or Printed)
                                         ---------------------------------------
                                         Telephone Number
                                         (       )
--------------------------------------------------------------------------------
   AUTHORITY: CHP Contract                 The Department of Community Health is
  COMPLETION: Is Required. Failure to      an equal opportunity employer,
              file this report may         services, and programs provider.
              result in sanctions as
              permitted under the CHP
              Contract.
--------------------------------------------------------------------------------
MSA-127 (9-99)

         2000 REPORTING REQUIREMENTS FOR MEDICAID HEALTH PLANS AND HMOs

                          Product                  Period                           Instructions
        Report             Line     Due Date       Covered        Submitted to:      (Format)          Authority        Focus Area
====================================================================================================================================
         ANNUAL
====================================================================================================================================

Consolidated Annual         All      3/31/00    Jan 1-Dec 31       CM, LO          Reminder letter   MCL 333.21083      All areas
Report*                                                                               and forms        R325.6815
                                                                                                    Contract(II-B-4
                                                                                                       and II-X)
------------------------------------------------------------------------------------------------------------------------------------
HEDIS(R)                   C/MC      6/30/00    Jan 1-Dec 31         LO                 NCQA         MCL 333.21083       Quality,
                                                                                                       R325.6815       Utilization
------------------------------------------------------------------------------------------------------------------------------------
HEDIS(R)                     M       6/30/00    Jan 1-Dec 31         CM                98-05           Contract          Quality,
                                       **                                               NCQA           (II-X-1)        Utilization
====================================================================================================================================
      SEMI-ANNUAL
====================================================================================================================================
Complaint and                M       1/30/00    July 1-Dec 31        CM               MSA-131          Contract          Quality
Grievance                            7/30/00    Jan 1-June 30                                          (II-X-4)
====================================================================================================================================
       QUARTERLY
====================================================================================================================================
Financial                   All      8/15/00    Apr 1-Jun 30       CM, LO               NAIC         Contract II-X       Financial
                                    11/15/00    Jul 1-Sep 30                          INS-317
------------------------------------------------------------------------------------------------------------------------------------
Enrollment Data             All      6/15/00    Jan 1-Mar 31         LO               12/23/98         R325.6815        Utilization
Inpat Disch Data                     9/15/00    Apr 1-Jun 30                      J. Griffith memo
(lic. HMOs only)                    12/15/00    Jul 1-Sep 30
------------------------------------------------------------------------------------------------------------------------------------
Utilization                  M       1/30/00    Jan 1-Dec31          CM             98-05, 98-06       Contract         Utilization
                                     4/30/00    Jan 1-Mar31                                             (II-X)
                                     7/30/00    Jan 1-Jun 30
                                    10/30/00    Jan 1-Sep 30
====================================================================================================================================
       MONTHLY
====================================================================================================================================
Financial                    M       30 days    30 days after        CM               Variable         Contract         Financial
(shared risk only)                  after end    end of month                                          (II-X-5)
                                    of month
------------------------------------------------------------------------------------------------------------------------------------
Claims Processing            M       30 days    30 days after        CM               MSA-2009         Contract         Financial
                                    after end    end of month                                           (II-X)
                                    of month
------------------------------------------------------------------------------------------------------------------------------------
Encounter Data               M       Monthly      Minimum of         DEG           Encounter Data      Contract          Quality,
(as capacity develops)                             Monthly       electronically      Submission        (II-X-2)        Utilization
                                                                                      Manual
------------------------------------------------------------------------------------------------------------------------------------

          M = Medicaid, C = Commercial, MC = Medicare    LO = Licensing Officer,
                                                         CM = Contract Manager
* A single consolidated Annual Report is required from all licensed Health Maintenance Organizations and Medicaid contracted health plans.
The 2000 Annual Report is due 3/30/2001 and will include the following components:
    Summary Annual Report for Subscribers - MCL 333.21085
    Health Plan Profile--MSA-126
    Financial--NAIC, INS-317, Audited Financial Statements
    Complaint & Grievance--MSA-131
    Litigation--MSA-129 (limited to litigation directly naming health plan) Annual Report of Enrollment--MSA-130 (licensed HMOs only)
    Enrollment by Line of Business--MSA-2005 (licensed HMOs only)
    Inpatient Discharge Data--MSA-2006 (licensed HMOs only)
    Abortion--MSA-128
    Vaccines--MSA-127
    Physician Incentive Program (PIP) Reporting--HCFA annual update format Provider Directory
    Certificate of Coverage
    Member Handbook
**Refer to January 20, 2000 letter from Richard Murdock for additional details about 1999 Medicaid HEDIS filing instructions.

                                                                         5/12/00

                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

                                  ATTACHMENT A

                           CONTRACTOR'S AWARDED PRICES

                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

                                  ATTACHMENT A
                       Molina Healthcare of Michigan, Inc.
                        dba Molina Healthcare of Michigan
                                 AWARDED PRICES

                                AFDC        ABAD          OAA          Maternity
                                ----        ----          ---          ---------
Region I
       Wayne

Region II
       No approved counties

Region III
       No approved counties

Region IV
       Ionia                     [*]         [*]          [*]             [*]
       Kent                      [*]         [*]          [*]             [*]
       Lake                      [*]         [*]          [*]             [*]
       Manistee                  [*]         [*]          [*]             [*]
       Mason                     [*]         [*]          [*]             [*]
       Mecosta                   [*]         [*]          [*]             [*]
       Missaukee                 [*]         [*]          [*]             [*]
       Montcalm                  [*]         [*]          [*]             [*]
       Muskegon                  [*]         [*]          [*]             [*]
       Newaygo                   [*]         [*]          [*]             [*]
       Oceana                    [*]         [*]          [*]             [*]
       Ottawa                    [*]         [*]          [*]             [*]
       Wexford                   [*]         [*]          [*]             [*]

Region V
       No approved counties

Region VI
       No approved counties

Region VII
       Alpena                    [*]         [*]          [*]             [*]
       Arenac                    [*]         [*]          [*]             [*]
       Bay                       [*]         [*]          [*]             [*]
       Crawford                  [*]         [*]          [*]             [*]
       Gladwin                   [*]         [*]          [*]             [*]
       Gratiot                   [*]         [*]          [*]             [*]
       Huron                     [*]         [*]          [*]             [*]

                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

                                  ATTACHMENT A
                       Molina Healthcare of Michigan, Inc.
                  dba Molina Healthcare of Michigan - continued
                                 AWARDED PRICES

Region VII--continued
       Iosco                        [*]         [*]          [*]             [*]
       Midland                      [*]         [*]          [*]             [*]
       Montmorency                  [*]         [*]          [*]             [*]
       Ogemaw                       [*]         [*]          [*]             [*]
       Oscoda                       [*]         [*]          [*]             [*]
       Otsego                       [*]         [*]          [*]             [*]
       Presque Isle                 [*]         [*]          [*]             [*]
       Roscommon                    [*]         [*]          [*]             [*]
       Saginaw                      [*]         [*]          [*]             [*]
       Sanilac                      [*]         [*]          [*]             [*]
       Tuscola                      [*]         [*]          [*]             [*]

Region VIII
       No approved counties

Region IX

       Macomb                       [*]         [*]          [*]             [*]

Region X
       Oakland                      [*]         [*]          [*]             [*]

                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

                                  ATTACHMENT B

                             APPROVED SERVICE AREAS

                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

                                  ATTACHMENT B
                       Molina Healthcare of Michigan, Inc.
                        dba Molina Healthcare of Michigan

Approved Service Area

Region I
       Wayne

Region II
       No approved counties

Region III
       No approved counties

Region IV
       Ionia
       Kent
       Lake
       Manistee
       Mason
       Mecosta
       Missaukee
       Montcalm
       Muskegon
       Oceana
       Ottawa
       Wexford

Region V
       No approved counties

Region VI
       No approved counties

Region VII
       Alpena
       Arenac
       Bay
       Crawford
       Gladwin
       Gratiot
       Huron
       Iosco
       Midland

                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

                             ATTACHMENT B-continued
                       Molina Healthcare of Michigan, Inc.
                        dba Molina Healthcare of Michigan

Region VII-continued
       Montmorency
       Ogemaw
       Oscoda
       Otsego
       Presque Isle
       Roscommon
       Saginaw
       Sanilac
       Tuscola

Region VIII
       No approved counties

Region IX
       No approved counties

Region X
       No approved counties

                                                           CONTRACT #071B1001026
[GRAPHIC APPEARS HERE]

                                  ATTACHMENT C

                             CORRECTIVE ACTION PLANS
                        (to be developed at a later date)

Form No. DMB 234 (Rev. 1/96)
AUTHORITY: Act 431 of 1984
COMPLETION: Required
PENALTY: Contract will not be executed unless form is filed

                                STATE OF MICHIGAN
                       DEPARTMENT OF MANAGEMENT AND BUDGET
                              OFFICE OF PURCHASING
                        P.O. BOX 30026, LANSING, MI 48909
                                       OR
                        530 W. ALLEGAN, LANSING, MI 48933

                            CONTRACT NO. 071B1001026
                                     between
                              THE STATE OF MICHIGAN
                                      and

NAME & ADDRESS OF VENDOR                       TELEPHONE  Michael A. Graham
   Molina Healthcare of Michigan, Inc.         (248) 454-1070
   dba Molina Healthcare of Michigan           --------------------------------
   43097, Woodward Avenue, Suite 200           VENDOR NUMBER/MAIL CODE
   Bloomfield Hills, MI 48302                  (2) 38-3341599 (008)
                                               --------------------------------
                                               BUYER (517) 373-2467
                                               /s/ Ray E. Irvine
                                               ---------------------------------
                                               Ray E. Irvine
--------------------------------------------------------------------------------
Contract Administrator: Rick Murdock
  Comprehensive Health Care Program (CHCP) Services for Medicaid Beneficiaries
         in Selected Michigan Counties -- Department of Community Health
--------------------------------------------------------------------------------
CONTRACT PERIOD:             From:  October 1, 2000        To:  October 1, 2002*
--------------------------------------------------------------------------------
TERMS                                     SHIPMENT
                   N/A                                          N/A
--------------------------------------------------------------------------------
F.O.B.                                    SHIPPED FROM
                   N/A                                          N/A
--------------------------------------------------------------------------------
MINIMUM DELIVERY REQUIREMENTS
*Plus three (3) each possible one-year extensions
--------------------------------------------------------------------------------
MISCELLANEOUS INFORMATION:

The terms and conditions of this Contract are those of ITB #07110000251, this Contract Agreement and the vendor's quote dated 5-1-00, and subsequent Best And Final Offer. In the event of any conflicts between the specifications, terms and conditions indicated by the State and those indicated by the vendor, those of the State take precedence.

Estimated Contract Value: The exact dollar value of this contract is unknown; the Contractor will be paid based on actual beneficiary enrollment at the rates (prices) specified in Attachment A to the Contract
--------------------------------------------------------------------------------
THIS IS NOT AN ORDER: This Contract Agreement is awarded on the basis of our inquiry bearing the ITB No.07110000251. A Purchase Order Form will be issued only as the requirements of the State Departments are submitted to the Office of Purchasing. Orders for delivery may be issued directly by the State Departments through the issuance of a Purchase Order Form.

All terms and conditions of the invitation to bid are made a part hereof.
================================================================================

FOR THE VENDOR:                        FOR THE STATE:
 Molina Healthcare of Michigan, Inc.
 dba Molina Healthcare of Michigan     /s/ David F. Ancell
----------------------------------     ---------------------------------------
            Firm Name                                Signature
     /s/ Michael A. Graham                        David F. Ancell
----------------------------------     ---------------------------------------
   Authorized Agent Signature                         Name
       Michael A. Graham,
    Chief Executive Officer                  State Purchasing Director
----------------------------------     ---------------------------------------
 Authorized Agent (Print or Type)                     Title
            9/28/00                                [ILLEGIBLE]
----------------------------------     ---------------------------------------
              Date                                    Date

Form No. DMB 234A (Rev. 1/96)
AUTHORITY: Act 431 of 1984
COMPLETION: Required
PENALTY: Failure to deliver in accordance with Contract terms and conditions and this notice, may be considered in default of Contract

                                STATE OF MICHIGAN
                       DEPARTMENT OF MANAGEMENT AND BUDGET      January 19, 2001
                              OFFICE OF PURCHASING
                        P.O. BOX 30026, LANSING, MI 48909
                                       OR
                        530 W. ALLEGAN, LANSING, MI 48933

                               CHANGE NOTICE NO.2
                                       TO
                            CONTRACT NO. 071B1001026
                                     BETWEEN
                              THE STATE OF MICHIGAN
                                       AND

NAME & ADDRESS OF VENDOR                       TELEPHONE  Michael A. Graham
   Molina Healthcare of Michigan, Inc.         (248) 454-1070
   dba Molina Healthcare of Michigan           ---------------------------------
   43097 Woodward Avenue, Suite 200            VENDOR NUMBER/MAIL CODE
   Bloomfield Hills, MI 48302                  (2) 38-3341599 (008)
                                               ---------------------------------
                                               BUYER (517) 373-2467
                                               /s/ Ray E. Irvine,
                                               ---------------------------------
                                               Ray E. Irvine, C.P.M
--------------------------------------------------------------------------------
Contract Administrator: Rick Murdock
  Comprehensive Health Care Program (CHCP) Services for Medicaid Beneficiaries
         in Selected Michigan Counties -- Department of Community Health
--------------------------------------------------------------------------------
CONTRACT PERIOD:     From:  October 1, 2000          To:  October 1, 2002*
--------------------------------------------------------------------------------
TERMS                                     SHIPMENT
                   N/A                                          N/A
--------------------------------------------------------------------------------
F.O.B.                                    SHIPPED FROM
                   N/A                                          N/A
--------------------------------------------------------------------------------
MINIMUM DELIVERY REQUIREMENTS
*Plus three (3) each possible one-year extensions
--------------------------------------------------------------------------------
NATURE OF CHANGE(S):

     The attached three (3) pages of Contract Changes are effective February 1, 2001. A revised contract document incorporating these changes will be distributed by Department of Community Health (DCH) (Mr. Rick Murdock's office) at a later date.

AUTHORITY/REASON:

     Request of agency per memo from Rick Murdock dated 1-17-01, and Section I-T (Modification of Contract).

TOTAL ESTIMATED CONTRACT VALUE REMAINS:

     The exact dollar value of this contract is unknown; the contractor will be paid based upon actual beneficiary enrollment at the rates (prices) specified in Attachment A to the original Notice of Contract.

                                CONTRACT CHANGES

             (LISTED IN PAGE NUMBER ORDER AS FOUND IN THE CONTRACT)

1. Page vii (Definition section), "Department", delete the word "it" and insert "its".

(Rationale: Clerical Change)

2. Page viii (Definition section), "HMO", delete the words "defined in Michigan Compiled Laws (MCL 333.21005(2)

     (Rationale: New State Statue)

3. Page 4, Section I-J, (Contract Invoicing and Payment) Insert the following at the end of the first paragraph:

          "The contractor shall be responsible for billing for the approved maternity case rate consistent with the department's billing requirements."

(Rationale: Technical Change--Language to be consistent with Medicaid Procedures for payment of Maternity Case Rate)

4. Page 16, Section II-D-2, (Multiple Region Service Areas), Delete "IT" from the third sentence, second paragraph, and insert "it".

(Rationale: Clerical Change)

5. Page 23, II-H-2 (Enhanced Services). Delete "nominal" in the second to last line of the page.

(Rationale: Clarifying change as no fee, even "nominal" can be charged under this circumstance)

6. Page 32, II-J-1 (Special Waiver Provisions for the CHCP), In the third line of last of the subsection insert an "e" to "th"

(Rationale: Clerical Change)

7. Page 37, II-M-2-f (Member Services Staff). Delete "Staff" in the Title of the subsection and first line and insert, "Director".
     Page 37, II-M-2-g (Provider Services Staff). Delete "Staff" in the Title of the subsection and first line and insert, "Director".

(Rationale: Clarifying Change and to be consistent with Site Visit Criteria)

8. Page 42, II-M, 6(f),(Provider Contracts) Insert an additional bullet to this subsection to read:
   . Provides for continuity of treatment in the event a provider's participation terminates during the course of a member's treatment by that provider.

                                     Page 2                             01/25/01

(Rationale: Change required in order to be consistent with overall Contract requirements regarding continuity of care)

9. Page 42, II-M, 6(h) (Provider Credentialling), Change phrase in parenthesis from at least every two years to (at least every three years)

     (Rationale: To be comparable to Senate bill 1209, Chapter 35 section 3528(4) language that, A HMO shall obtain primary verification of participating health professionals at least every 3 years. Also NCQA's allowance of three year re-credentialing cycle for all products.

10.  Page 44, II-N-1 (Electronic Billing Capacity) make the following changes:

     Delete subsection (a) and re-letter the remaining subsections.

     Delete subsection (b) current language and insert the following as re-lettered (a).
          (a) Be capable of accepting electronic billing for UB 92 (inpatient and outpatient claims) in the Medicare version 050 electronic format.

     Delete subsection (c) current language and insert the following as re-lettered (b):
          (b) Be capable of accepting professional claims electronically using the National Electronic Data Interchange Transaction Set Health Care Claim: Professional 837 (ASC X12N 837, version 3051) format no later than August 1,2001. DCH will publish guidelines describing the electronic format requirements.

(Rationale: To be consistent with current timeframe and requirements)

11. Page 44, II-N-1, (Electronic Billing Capacity). Insert the following language at the end of Subsection (1):

          "The promulgation of Medicaid policy and provider manuals will specify the coding and procedures that will be acceptable. Therefore, a provider should be able to bill a health plan using the same format and coding instructions as that required for the Medicaid Fee for Service program. Health plans may not require providers to complete additional fields on the electronic forms that are not specified under the Medicaid Fee for Service policy and provider manuals.

     The distinction in billing between health plans and the Medicaid Fee for Service program will be limited to requests of additional documentation and identification of services requiring prior authorization. Health plans may require additional documentation, such as medical records, to justify the level of care provided. In addition, health plans may require prior authorization for services for which the Medicaid Fee for Service program does not require prior authorization.

     DCH has published and will update the web-site addresses or e-mail address of health plans. This information will make it more convenient for providers; (including out of network providers) to be aware of and contact respective health plans regarding the documentation, prior authorization issues, and provider appeal processes. The DCH web-site location is: www.mdch.mi.state.us

(Rationale:   To be consistent with current instructions regarding uniform billing)

                                     Page 3                             01/25/01

12. Page 45, II-N-4 (Arbitration) Delete the last two paragraphs under this subsection.

(Rationale: To be consistent with the provisions of 2000 PA 187 and the guidelines established by the Insurance Commissioner)

13. Page 50, II-Q, (Utilization Management) Insert the following after "policies" in the first bullet: "review decision criteria".

(Rationale: Necessary to assure that Contractors have "written decision criteria" that is used in their utilization management program.)

14. Page 55, Section II-U-1 (Contract Grievance/Complaint Procedure Requirements). Correct the legal citation to read "MCL 500.2213".

(Rationale: Clerical Change)

15. Page 55, Section II-U-3, (State Medicaid Appeal Process) Insert the following at the end of subsection (3):

          The Contractor must include the Medicaid Fair Hearing Process as part of the written internal process for resolution of complaints and grievances as well as including references of the Medicaid Fair Hearing process in the Member Handbook.

(Rationale: To clarify the intent of federal and state procedures and requirements regarding the Medicaid Fair Hearing Process)

16. Page 59, Section II-X, (Data Reporting) delete "E" from the first paragraph, line - 6, and insert "F".

(Rationale: Clerical Change)

17.  Page 60, II-X, (Data Reporting) Insert a new category # 5 as follows:
     5. Semi-annual complaint and grievance report

(Rationale: HCFA's Waiver requirement is to maintain the semi-annual complaint/grievance reporting from plans.)

18. Page 61, Section II-AA, (Special Payment Provisions-DCH Processing Inpatient Claims). Insert the following at the end of subsection (1):
     "Until September 30, 2001 Contractors may elect the above option. After September 30,2001, Contractors will be responsible for inpatient claims payments."

     (Rationale: The DCH will no longer be providing this assistance to Contractors after 9-30-01)

                                     Page 4                             01/25/01

Form No. DMB 234A (Rev. 1/96)
AUTHORITY: Act 431 of 1984
COMPLETION: Required
PENALTY: Failure to deliver in accordance with Contract terms and conditions and this notice, may be considered in default of Contract

                                STATE OF MICHIGAN
                       DEPARTMENT OF MANAGEMENT AND BUDGET     February 21, 2001
                              OFFICE OF PURCHASING
                        P.O. BOX 30026, LANSING, MI 48909
                                       OR
                        530 W. ALLEGAN, LANSING, MI 48933

                               CHANGE NOTICE NO.3
                                       TO
                            CONTRACT NO. 071B1001026
                                     BETWEEN
                              THE STATE OF MICHIGAN
                                       AND

NAME & ADDRESS OF VENDOR                       TELEPHONE  Michael A. Graham
   Molina Healthcare of Michigan, Inc.         (248) 454-1070
   dba Molina Healthcare of Michigan           ---------------------------------
   43097, Woodward Avenue, Suite 200           VENDOR NUMBER/MAIL CODE
   Bloomfield Hills, MI 48302                  (2) 38-3341599 (009)
                                               ---------------------------------
                                               BUYER (517) 241-1647
                                               /s/ Irene Pena
                                               ---------------------------------
                                               Irene Pena
--------------------------------------------------------------------------------
Contract Administrator: Rick Murdock
  Comprehensive Health Care Program (CHCP) Services for Medicaid Beneficiaries
         in Selected Michigan Counties -- Department of Community Health
--------------------------------------------------------------------------------
CONTRACT PERIOD:        From:  October 1, 2000      To:  October 1, 2002*
--------------------------------------------------------------------------------
TERMS                                     SHIPMENT
                   N/A                                          N/A
--------------------------------------------------------------------------------
F.O.B.                                    SHIPPED FROM
                   N/A                                          N/A
--------------------------------------------------------------------------------
MINIMUM DELIVERY REQUIREMENTS
*Plus three (3) each possible one-year extensions
--------------------------------------------------------------------------------

NATURE OF CHANGE:
     Please note that the buyer for this contract is now Irene Pena.
     Also please note change in mail code. Correct mail code for the above address is Mail Code 009.

AUTHORITY/REASON:
     DMB/OOP

TOTAL ESTIMATED CONTRACT VALUE REMAINS:
     The exact dollar value of this contract is unknown; the contractor will be paid based upon actual beneficiary enrollment at the rates (prices) specified in Attachment A to the original Notice of Contract.

Form No. DMB 234A (Rev. 1/96)
AUTHORITY: Act 431 of 1984
COMPLETION: Required
PENALTY: Failure to deliver in accordance with Contract terms and conditions and this notice, may be considered in default of Contract

                                STATE OF MICHIGAN
                       DEPARTMENT OF MANAGEMENT AND BUDGET      November 7, 2001
                              OFFICE OF PURCHASING
                        P.O. BOX 30026, LANSING, MI 48909
                                       OR
                        530 W. ALLEGAN, LANSING, MI 48933

                               CHANGE NOTICE NO.4
                                       TO
                            CONTRACT NO. 071B1001026
                                     between
                              THE STATE OF MICHIGAN
                                       and

NAME & ADDRESS OF VENDOR                       TELEPHONE  Michael A. Graham
   Molina Healthcare of Michigan, Inc.         (248) 454-1070
   dba Molina Healthcare of Michigan           ---------------------------------
   43097 Woodward Avenue, Suite 200            VENDOR NUMBER/MAIL CODE
   Bloomfield Hills, MI 48302                  (2) 38-3341599 (009)
                                               ---------------------------------
                                               BUYER (517) 241-1467
                                               /s/ Irene Pena
                                               ---------------------------------
                                               Irene Pena
--------------------------------------------------------------------------------
Contract Administrator: Rick Murdock
  Comprehensive Health Care Program (CHCP) Services for Medicaid Beneficiaries
         in Selected Michigan Counties -- Department of Community Health
--------------------------------------------------------------------------------
CONTRACT PERIOD:    From:  October 1, 2000     To:  October 1, 2002*
--------------------------------------------------------------------------------
TERMS                               SHIPMENT
           N/A                                         N/A
--------------------------------------------------------------------------------
F.O.B.                              SHIPPED FROM
           N/A                                         N/A
--------------------------------------------------------------------------------
MINIMUM DELIVERY REQUIREMENTS
*Plus three (3) each possible one-year extensions
--------------------------------------------------------------------------------

NATURE OF CHANGE(S):

     Effective 10/1/01 the attached document is hereby incorporated into this contract.

AUTHORITY/REASON:

     Per agency's request from Rick Murdock on 9/27/01 and in accordance with the modification clause

TOTAL ESTIMATED CONTRACT VALUE REMAINS:

     The exact dollar value of this contract is unknown; the contractor will be paid based upon actual beneficiary enrollment at the rates (prices) specified in Attachment A to the original Notice of Contract.

          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

                  PROPOSED HEALTH PLAN CONTRACT CHANGES NOTICES
                    RFP CONTRACT AWARDED FOR BID #071I0000251

DEFINITIONS

     1.   Insert on Page vi a new definition, "Abuse" as follows:

          "Abuse" means practices that are inconsistent with sound fiscal, business or medical practices, resulting in unnecessary cost to the Medicaid Program, or reimburse for services that are not medically necessary or fail to meet professionally recognized standards of care."

Rationale: Consistent with the MDCH Medicaid Fraud and Abuse Policy.

     2.   "Clean Claim", (Page vi). Delete current definition and insert,

          "Clean Claim," means that as defined in MCL 400.111i and the Michigan Office of Financial and Insurance Services Bulletin 2000/09.

Rationale: Consistent with Statutory obligation for Health Plans.

     3.   "Contractor", (Page vii). Insert:

          "HMO," after "Contractor,"

Rationale: Consistent with use of terms by DCH in policy.

     4.   Insert on Page viii, a new definition, "Fraud", as follows:

     "Fraud" means the intentional misrepresentation or deception made by a person with the knowledge that the deception or misrepresentation could result in unauthorized benefit to that person or another person."

Rationale: Consistent with the MDCH Medicaid Fraud and Abuse Policy

5. "HCFA", (Page viii). Delete current definition and insert (and reorder with new term):

"CMS". Replace HCFA throughout Contract and replace with CMS

Rationale: Consistent with recent federal name change.

                                                                               1
                                                                         9/27/01

           HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1,2001

SECTION I: CONTRACTUAL SERVICES TERMS AND CONDITIONS

6.   Section I-B, (Issuing Office), Page 1. Delete

   "Ray Irvine" and insert "Irene Pena".

Rationale: To update formal point of Contact with the Office of Purchasing.

7.   Section I-GG, (Year 2000 Software Compliance) Page 12.

   Delete entire section.

Rationale: No longer necessary to include in Contract.

SECTION II. WORK STATEMENT

8. Section II-D-2, (Multiple Service Area) Page 17. Delete the following from last sentence of subsection.

"Service area expansion will only be approved in those counties requiring additional capacity as determined by DCH."

Rationale: Current language limits flexibility of DCH to meet changing needs of provider network changes and impact on existing service areas.

9. Section II-D-4, (Contractor Minimum Capacity) Page 17. Delete entire subsection (4).

Rationale: Due to drafting error, this subsection was not able to be implemented and is no longer needed at this time.

10. Section II-E-2 (Medicaid Eligible Groups Who May Voluntarily Enroll in the CHCP), Page 18. Delete the last bullet and insert the following:

     . Pregnant women, whose pregnancy is the basis for Medicaid Eligibility and Pregnant women who are in their third trimester of pregnancy

Rationale: To be consistent with State Appropriations Boilerplate direction to the DCH.

11. Section II-G-3, (Enrollment Lock In) Page 20. Delete the paragraph following the last bullet in subsection.

                                                                               2
                                                                         9/27/01

           HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1,2001

Rationale: Language was inserted to permit additional open enrollment period following FY 01 rebid and is no longer necessary.

12. Section II-G-4, (Rural Area Exception), Page 20. Delete current language of the subsection (4) and insert the following:

   "During Fiscal Year 2001/2002, following appropriate federal approval, the DCH will implement a "Rural Area Exception" policy that will permit mandatory enrollment of Medicaid Beneficiaries into a health plan that has service area approval within a county and is the only health plan with service area approval in the respective county. The health plan must provide enrolled Beneficiaries a choice of individual providers and permit out of network referrals if specialist and other providers are not available for appropriate medically necessary services. The DCH will notify Contractors once federal approval has been secured. The DCH will provide notice to Contractors of the effective date of this policy. This policy will only be implemented in counties that are designated as "Rural"."

Rationale: Certain counties of the state can only support one system of provider network. As long as choice is provided for Beneficiaries mandatory enrollment should occur. Implementation will be taken through either amendment to the current waiver for the CHCP program or final rules developed by CMS followed by development of target counties appropriate for this policy and Beneficiary notification

13.  Section II-G-11, (Disenrollment Requests Initiated by the Contractor), Page
     22. Insert

     "medically" after "becomes" in the second line of the first sentence of the paragraph following the last bullet of this subsection.

   Section II-G-11, (Disenrollment Requests Initiated by the Contractor), Page
   22. Insert the following after "Act" in the second line of the first sentence of the paragraph following the last bullet of this subsection:

   "as described in Section II-U-4-cv" (page 56)

Rationale: To clarify that disenrollment related to CSHCS eligibility also requires enrollment into CSHCS.

14.  Section II-G-13, (Disenrollment for Cause Initiated by the Enrollee), Page
     22. Insert the following before the last sentence of this subsection:

   "Beneficiaries must demonstrate that adequate care is not available by providers within the Health Plan's provider network. Further criteria, as necessary, will be developed by DCH."

                                                                               3
                                                                         9/27/01

          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

     Rationale: Clarification is needed to protect Beneficiaries yet assure that other resources of the Health Plan are utilized prior to disenrollment and enrollment into another Health Plan.

     15. Section II-I-4 (Maternal and Infant Support Services), Page 27. Delete the last paragraph of the subsection.

     Rationale: The subsection was drafted for the first RFP in 1996 as transitions were made between FFS and managed care for the MSS/ISS program. The criteria have been met every year.

     16. Section II-I-6 (Co-payments) Page 28. Insert the following language at the end of the subsection.

        "Subject to the same limitations identified in this subsection, the DCH will permit Co-payments to be implemented by Health Plans outside of the annual open enrollment period if the Health Plan provides notification to all of their Medicaid Enrollees and waives the 12-month lock-in from date of notification to enrollees through 30 days following the effective date of the co-payment. Approval outside of the annual open enrollment period will be permitted only once a year consistent with a DCH developed schedule."

     Rationale: The DCH has been requested to consider this provision and is willing to implement within parameters that will require the least disruption to the enrollment procedures and communications.

     17. Section II-I-18, (20 Visit Mental Health Outpatient Benefit), Page 32. Insert a new Subsection 18 (and insert a corresponding bullet on the bottom on page 24) to read as follows:

          "18. 20 Visit Mental Health Outpatient Benefit.

          The Contractor shall provide the 20 Visit Mental Health Outpatient Benefit consistent with the policy and procedures established by Medicaid Policy Bullet (QHP 00-08). Services may be provided through contracts with Community Mental Health Services Program, CMHSP, or through contracts with other appropriate providers within the service area.

     Rationale: Language necessary to provide specific linkage between Medicaid policy and this Contract.

     18. Section II-L-1, (Administrative and Organizational Criteria), Page 34. Delete the bullet reference to accreditation and insert a new bullet to read:

                                                                               4
                                                                         9/27/01

          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

      . Be accredited as a managed care organization by either the National Committee on Quality Assurance, NCQA, or Joint Commission on Accreditation of Health Care Organizations, JCAHO, no later than September 30, 2002 or have a formal NCQA or JCAHO site visit scheduled;

     Rationale: Previous language stipulated timeline to seek accreditation and is no longer necessary. Accreditation status will be consideration for renewal or rebidding Contract in October 1, 2002.

     19. Section II-L-3, (Provider Network and Health Services Delivery Criteria), Page 34. Insert a new bullet to read:

     (The Contractor):
      . complies with Medicaid Policy regarding procedures for authorization and reimbursement for out of network providers.

     Rationale: A product of the Model Hospital/Health Plan Contract process will be Medicaid policy regarding "non-par" procedures that will assure access to care and reimbursement procedures.

     20. Section H-M-6-I, (PCP Standards), Page 43. Insert the following as a new paragraph before the first full paragraph on page 43:

          "The Contractor will permit enrollees to choose a "clinic" as a PCP provided that the provider files submitted to the Enrollment Services Contractor is completed consistent with DCH requirements.

     Rationale: Through discussions between DCH and Health Plans at the Enrollment Subcommittee, this arrangement has been developed to respond to Beneficiary requests.

     21. Section II-N-7, (Case Rate Payments for Emergency Services), Pages 45-46. Delete the last two sentences of the subsection.

     Rationale: The language is no longer necessary as it described how the DCH would implement the policy.

     22.  Section II-O, (Provider Services (Network and Out of Network), Page
          46. Insert a new bullet to read:

     (The Contractor will)
      . Make its provider policies, procedures and appeal processes available over its website. Updates to the policies and procedures will be available on the website as well as through other media used by the Contractor.

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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

     Rationale: Because of numerous out of network services, it is important that non-par providers have access to the individual policies, procedures and provider appeal process. The use of websites provides this accessibility.

     23. Section II-P, 2 & 3, (Performance Objectives and Statewide Performance Improvement) Page 48, Delete both subsections and replace with the following as a new subsection (2) and renumber remaining subsections:

               2.   Annual Performance Improvement Objectives

          In addition to its internal Quality Assessment and Performance Improvement Program, the Contractor may be required to participate in statewide focused studies and meet minimum performance objectives.

          The DCH will collaborate with the CAC and Contractors to determine priority areas for statewide focused studies and performance improvement initiatives. This will include the establishment of time frames for submission of data and information, and review and approval of the methodologies associated with the focused studies to assure that comparisons among Contractors are possible. The clinical priority areas may vary from one year to the next and will reflect the needs of the population; such as care of children, pregnant women, and persons with special health care needs (e.g. HIV/AIDs).

          The Contractor will assess performance for the priority area(s) identified by the CAC as requested by DCH, using measurable indicators. The Contractor must submit data and information for priority area(s) as requested by DCH. The Contractor will address the statewide focused study findings for priority area(s) through its Quality Assessment and Performance Improvement Program and develop performance improvement goals, objectives and activities specific to the Contractor.

          DCH will establish and attach annual performance objectives to the Contract, (Attachment D). The Contractor will incorporate any statewide performance improvement objectives, established as a result of a statewide focus study or performance improvement initiative, into the written plan for its Quality Assessment and Performance Improvement Program. DCH will use the results of performance assessments as part of the formula for automatic enrollment assignments.

          The CAC may recommend standards of care and related protocols in areas including, but not limited to: family planning, diabetes, asthma, end stage renal disease, AIDS, and maternal and infant support. The Contractor must implement these standards of care and related protocols through its Quality Assessment and Performance Improvement Program if required by DCH.

                                                                               6
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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

     Rationale: The new language updates the Contract to be consistent with current work with the Clinical Advisory Committee and incorporates references to the Annual Performance Standards that will be part of the Contract as Attachment D.

     24. Section II-S-1, (Allowed Marketing Locations/Practices directed at the general population), Page 51. Insert the following bullets at the end of the subsection:
                .    Individual Contractor "Health Fair" for Enrollee Members
                .    Malls or Commercial retail establishments
                .    Community Centers
                .    Churches

     Section II-S-2, (Prohibited Marketing Locations/Practices which target individual Beneficiaries), Page 51. Delete the following bullets:
                .    "Individual Contractor "Health Fair",
                .    Malls or commercial retail establishments,
                .    Community Centers
                .    Churches

     Rationale: The change is intended to be clarifying language and to be consistent with other parts of the Contract that emphasize health promotion and education. Marketing of health education and health promotion messages and programs are essential programs for patient compliance. Changes in the contract are intended to permit more flexibility in this area.

     26. Section II-S, (Marketing), Page 51. Insert the following at the end of the second paragraph:

          "Upon receipt by DCH on a complete file for allowed marketing practices and locations, the DCH will provide a decision to the Contractor within 30 days or the Contractor's request will be deemed approved."

     Rationale: Many of the proposed marketing initiatives by Contractors require a prompt response by DCH in order for the Contractor to meet printing or other media schedules.

     27. Section II-T.3 (Member Handbook/Provider Directory), Page 53. In the second line of the first paragraph, delete: "five (5)" and insert ten
          (10).

          Insert a new sentence after the first sentence of the first paragraph to read: "Contractors may select the option of distributing new member packets to each household, provided that the mailing includes individual Health Plan membership cards for each member enrolled in the household."

     Rationale: Language intended to provide options for plans to conduct mailings in more cost effective ways.

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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

     28. Section II-U-4-b, (Termination of Coverage), Page 56. Insert a period after "newborns" in the fifth line of this subsection and delete the remainder of the subsection.

          Section II-U-4-b 9Termination of Coverage, Page 56. Insert the following after "newborns":

          "During Contract year beginning October 1, 2001, the DCH will initiate a process to prospectively re-enroll Medicaid Beneficiaries with the Contractor who have regained eligibility within 93 days from the date eligibility was lost. Until that process is implemented, the Contractor will remain responsible for medically necessary services provided to Beneficiaries who were retroactively reinstated with the Contractor."

          Section II-U-4-c-viii (c), Page 58. Delete this subsection.

     Rationale: Based upon recommendations from the Model Health Plan and Hospital Contract workgroup, the DCH will implement a change in enrollment policy that will eliminate retroactive enrollment when a beneficiary regains eligibility within 93 days--and will re-instate enrollment on a prospective basis into the same health plan. The change will not affect continuity of care issues but will eliminate issues of authorization and coverage decisions made during the retro enrollment period. Since the change will not be implemented on October 1st, it is necessary to retain language governing retro reinstatements until the process or prospective reinstatement is implemented

     29. Section II-V, (Contractor on-site reviews), Page 58. Delete last sentence of current paragraph. Insert the following at the end of the section:

          "The DCH shall establish findings of pass, incomplete, fail, or deemed status for each criteria included in the annual site visit and tool used to assess health plan compliance. Findings of incomplete or fail shall require the development of a corrective action plan that will be included each year as Attachment C to this Contract."

     Rationale: The language describes current operational procedures of DCH in the conduct of annual site visits and development of findings from such site visits.

     30. Section II-W, (Contract Remedies), Page 59. Insert the following bullet at the end of listing of bullets:

               .    Performance Standards included at Attachment D to the
                    Contract.

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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

          Section II-W, (Contract Remedies), Page 59. Insert the following at the end of the Section:

          "The application of Contract Remedies related to the Performance Standards included as Attachment D to the Contract is not intended to be applied during Contract Year 2001/2002 and will not take place until the DCH has provided Contractors with at least 90 days notice."

     Rationale: The additional bullet is intended to be consistent with the DCH focus on performance and the inclusion of specific performance measures that will be Attachment D to the Contract.

     31. Section II-AA-1, (DCH Processing Inpatient Claims), Page 61. Delete the entire subsection.

     Rationale: As HMOs, each of the Contractors is expected to be fully prepared to process all provider claims.

     32. Section II-AA-3, (Contractor Performance Bonus), Page 62. Insert the following language at the end of the subsection:

          "In establishing the annual performance bonus criteria, the DCH will use the following reports and assessments for the applicable calendar/fiscal year and consult with Contractors:
             .    External Quality Review, EQR;
             .    Medicaid HEDIS Report;
             .    Consumer (enrollee member) survey results;
             .    Beneficiary hotline summary data for the most current 12 month reporting period;
             .    Administrative, claims payment, and encounter reporting
                  performance; and
             .    Current nationally recognized NCQA or JCAHO accreditation
                  status.

     Rationale: The intent of the new language is to provide Contractors with the listing of data sources used to determine performance bonus criteria.

     33. Section II-BB, (Responsibilities of the DCH), Page 63. Insert an additional bullet to read:

             . Provide timely data to Health Plans at least 60 days before the effective date of fee for service pricing or coding changes or DRG changes.

     Rationale: Health Plans have contracted with many providers using FFS contracts that obligate the Health Plan to pay at current FFS rates. If changes are

                                                                               9
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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

     made in FFS or DRGs without timely submission of the same changes to the Health Plan, there is risk that the Health Plan will not be able to honor terms of their provider contract.

     33. Section II-CC, (Responsibilities of the Department of Attorney General), Page 63. Delete the heading and language in this section and replace with the following:

          II-CC RESPONSIBILITIES OF THE DEPARTMENT OF COMMUNITY HEALTH FOR MEDICAID FRAUD AND ABUSE

          The DCH has responsibility and authority to make all fraud and/or abuse referrals to the Office of Attorney General, Health Care Fraud Division. Contractors who have any suspicion or knowledge of fraud and/or abuse within any of the DCH's programs must report directly to the DCH by calling (517) 335-5239 or sending a memo or letter to:
                    Program Investigations Section
                    Capitol Commons Center Building
                    400 S. Pine Street, 6th Floor
                    Lansing, Michigan 48909
          When reporting suspected fraud and/or abuse, the Contractor should provide to the DCH the following information:

            .    Nature of the Complaint
            .    The name of the individuals and/or entity involved in the
                 suspected fraud and/or abuse, including their address, phone number and Medicaid identification number, and any other identifying information.

          The Contractor shall not attempt to investigate or resolve the reported suspicion, knowledge or action without informing the DCH and must cooperate fully in any investigation by the DCH or Office of Attorney General and any subsequent legal action that may result from such investigation.

     Rationale: Language is necessary to be consistent with DCH Policy on Medicaid Fraud and Abuse.

CONTRACT ATTACHMENTS

     34. Attachment D (NEW) (Medicaid Managed Care Performance Standards). Include the Performance Standards as a new Attachment D to the Contract.

     Rationale: Each contract year, the DCH will establish the critical performance measures against which measurement of performance will be made.

                                                                              10
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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

     The standards will also be used to develop "benchmark" measurement and minimum standards for continued contract. Incentives and penalties will also be associated with the performance standards.

     35. Attachment E (New) (Model Health Plan/Hospital Contract). Include the Model Health Plan/Hospital Contract that has been developed by a workgroup of hospital, health plan and DCH representatives.

     Rationale: The Model Health Plan/Hospital Contract is intended to provide standard language for negotiating arrangements for hospital services. Parties will still have to negotiate reimbursement and other arrangements. A Medicaid Policy Bulletin will describe the non-par arrangements.

                                                                              11
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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

                      ATTACHMENT D - PERFORMANCE STANDARDS

PURPOSE: The purpose of the performance standards is to establish an explicit process for the ongoing monitoring of health plan performance in important areas of quality, access, customer services and reporting and to be part of the Contract between the State of Michigan and Contracting Health Plans (Attachment
D).

The process is intended to be dynamic and reflect statewide issues that may change on a year-to-year basis. Performance measurement will be shared with Health Plans during FY 02 that will compare performance of each Plan over time, to other health plans, and to industry standards. Because the FY 02 Contract year is the initial year for establishing explicit "performance standards", the full development of this process will not be completed.

Consequently, identification of incentives/remedies, "benchmark" targets for each area, and selection of additional performance areas for subsequent years will be established in consultation with Contracting Plans during FY 02.

Once fully developed, (expected for FY 03), the Performance Standards will reflect the following characteristics:

          .    Target Areas

          .    Goals for each Target Area

          .    Minimum Performance Standard for each Target Area

          . Monitoring Intervals, (monthly, quarterly, annual) to be used by DCH

          . Source of data that will be used by DCH to monitor the Performance Standards

          . Monitoring Trigger(s) that will be used by DCH as an "sentinel" indicating substandard performance that may require intervention or corrective action

          . Identification of both incentives and remedies to be used depending on outstanding performance or sub-standard performance

                                                                              12
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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

------------------------------------------------------------------------------------------------------------------------------------
      PERFORMANCE                                                               INTERIM           DATA            MONITORING
         AREA                                       GOAL                       STANDARD          SOURCE            FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
     .    Quality of Care:           Fully immunize children who turn        Combination 1    HEDIS report           Annual
                                     two years old during the calendar        Rate = 50%
              Childhood                            year.
              Immunization
------------------------------------------------------------------------------------------------------------------------------------
     .    Quality of Care:           Pregnant women receive an initial          >= 55%        HEDIS report           Annual
                                       prenatal care visit in the first
           Prenatal care               trimester or within 42 days of
                                                 enrollment
------------------------------------------------------------------------------------------------------------------------------------
     .    Access to care:               Children 0-15 months of age             >= 90%        Encounter data          Quarterly
                                       receive one or more well child                                           (Rolling 12 months)
          Well child visits 0-15        visits during 12 month
          months                                   period
------------------------------------------------------------------------------------------------------------------------------------
     .    Access to care:             Children three, four, five, and six       >= 45%        Encounter data       Quarterly
                                      old receive one or more well child                                        (Rolling 12 months)
          Well child visits 3-6        visits during twelve-month
          years                                    period.
------------------------------------------------------------------------------------------------------------------------------------

                                                                              13
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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

--------------------------------------------------------------------------------------------------------------------------
      PERFORMANCE                                                         INTERIM          DATA              MONITORING
          AREA                                  GOAL                     STANDARD         SOURCE             FREQUENCY
--------------------------------------------------------------------------------------------------------------------------
 .    Customer Services:        Voluntarily enrolled beneficiaries          90%          Random sample         Quarterly
                                  receive provider of choice                            of 30 completed
      Provider Choice                                                                     surveys of
                                                                                         voluntarily
                                                                                          assigned
                                                                                          enrollees
--------------------------------------------------------------------------------------------------------------------------
 .    Customer Services:        Auto assigned enrollees receive             75%          Random sample         Quarterly
                                provider selection information and                      of 30 completed
      Provider Selection          make PCP selection                                     surveys of
                                                                                         surveyed auto
                                                                                           assigned
                                                                                           enrollees
--------------------------------------------------------------------------------------------------------------------------
 .    Customer Services:        Achieve and maintain enrollee             Verified         Beneficiary         Monthly
                                        satisfaction                 complaint rate *       hotline
      Complaint and grievance                                           5 per 1000
      monitoring                                                        members per
                                                                          month
--------------------------------------------------------------------------------------------------------------------------
 .    Encounter data                Timely encounter data                  100%          MDCH                  Monthly
      reporting                  submission by the 15th of the                           Data Exchange
                                            month                                        Gateway (DEG)
--------------------------------------------------------------------------------------------------------------------------
 .    Provider File               Timely provider file submission          100%            MI Enrolls          Monthly
      Reporting                      by the 1st of the month
--------------------------------------------------------------------------------------------------------------------------
 .    Claims Reporting           Health Plans are compliant with           100%           Claims report        Monthly
                                   statutory requirements for                             submitted by
                                 payment of clean claims within                            health plan
                                            45 days
--------------------------------------------------------------------------------------------------------------------------

* less than
                                                                              14
                                                                         9/27/01

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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

                                  ATTACHMENT E

                       MODEL HOSPITAL/HEALTH PLAN CONTRACT

This agreement ("Agreement") shall be effective as of the __________________ day of ___________________________200_ between______________________________________
("Health Plan"), a (profit/nonprofit) corporation and Health Maintenance Organization licensed under the laws of the State of Michigan, and _______________________, ("Hospital") a Hospital licensed under the laws of the State of Michigan.

1.    OBLIGATIONS OF HOSPITAL

1.1. Provision of Covered Services. Hospital agrees to provide Prior Authorized Medically Necessary Covered Services to Members in the same manner, in accordance with the same standards, and within the same time availability, as provided to its other patients within the existing resources of Hospital, subject to Hospital's compliance with Health Plan's Prior Authorization policies. Hospital shall not, other than for reasons of safety, segregate Members in any way or treat them in a location or manner different from any of its other patients. Hospital shall provide all services required by the Emergency Medical Treatment and Active Labor Act, ("EMTALA") and may do so without Prior Authorization. Hospital shall accept Prior Authorized Medically Necessary Elective Admissions of Members that have been arranged by physicians having admitting privileges at Hospital.

1.2. Non-Discrimination. Hospital shall not unlawfully discriminate in the acceptance or treatment of a Member because of the Member's religion, race, color, national origin, age sex, income level, health status, marital status, disability or such other categories of unlawful discrimination as are or may be defined by federal or state law.

1.3. Non-Covered Services. In the event a Member requests services that are Non-Covered Services, such services may be provided by Hospital at the Member's sole cost and expense. Hospital shall be under no obligation to furnish Non-covered Services to Members. Health Plan is not responsible to pay the costs of any Non-Covered Service. The Hospital must receive a signed agreement from the Member prior to the provision of Non-Covered Services in which the Member states that he/she will assume responsibility for the costs of the Non-Covered Service. Hospital agrees not to charge amounts in excess of its normal and customary charge for such services. In the event Hospital does not obtain a signed release, Hospital shall hold Health Plan and Member harmless from any costs or obligations related to such service. Hospital agrees to cooperate with

                                                                              15
                                                                         9/27/01

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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

      Health Plan in resolving any grievances related to the provision of Non-Covered Services

1.4. Verification of Member Eligibility. Hospital shall verify the Medicaid eligibility and Health Plan enrollment status of Members.

1.5.  Hospital Admission and Services.
      1.5.1. Elective Admissions and Services. All Elective Admissions and Services provided to a Member must have Prior Authorization. Any elective Admission shall be arranged by a physician with admitting privileges at Hospital. Hospital shall have the responsibility to verify Prior Authorization at the time of admission.
      1.5.2. Screening and Stabilization. Hospital shall provide all services required by EMTALA, and such services do not require Prior Authorization. Hospital must obtain Prior Authorization for any services provided after Member has been stabilized as provided by EMTALA.
      1.5.3. Notification Requirement. Hospital shall notify Health Plan within twenty-four (24) hours of any service provided for an Emergency Medical Condition of a Member (including screening pursuant to EMTALA) regardless of whether Member has been stabilized.
      1.5.4. Post-Stabilization Services. In all cases where the treating physician has screened a Member and determined that the Member is stabilized and does not have an Emergency Medical Condition requiring immediate admission and treatment, Hospital must contact Health Plan to obtain Prior Authorization before providing additional services, admitting the Member or referring the Member to other services that the treating physician feels are clinically indicated.
      1.5.5. Request for Post Stabilization Services. In seeking Prior Authorization for continuing health services or inpatient hospitalization following stabilization of a Member treated pursuant to EMTALA, Hospital shall provide Health Plan with requested information obtained from the medical screening examination, provided in accordance with EMTALA, and including presenting symptoms, physical findings, current medical status, and current diagnosis.

1.6. Government Agency Access. Hospital shall permit authorized government agencies and their subcontractors to conduct on-site evaluations of Hospital's facilities, offices and records as required by State and Federal laws and regulations. If Health Plan receives such notice, Health Plan shall give Hospital reasonable notice of any agency's plans to conduct a site visit, unless Health Plan is prohibited from providing such notice by law.

1.7. Health Plan Access. Upon reasonable notice from Health Plan, Hospital will allow Health Plan personnel to: (i) inspect Hospital's facilities, offices, and equipment during normal business hours; (ii) inspect and review the medical records of Health Plan Members; and (iii) obtain copies of Members' medical

                                                                              16
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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

      records and claims records for quality and utilization management and investigations of fraud or abuse. Hospital agrees to furnish copies of the medical and claims records reasonably requested by Health Plan for $____per page.

1.8. Maintenance of License. Hospital shall maintain in good standing all licenses required by state and federal law or regulation and shall maintain certification under Titles XVIII and XIX of the Social Security Act for all services Hospital has agreed to provide pursuant to this Agreement. Hospital shall maintain accreditation of all applicable facilities and services by the Joint Commission on the Accreditation of Healthcare Organizations (JCAHO) or the American Osteopathic Association
      (AOA). [Delete this sentence if Hospital is not accredited.]

1.9. Maintenance of Records. Hospital shall maintain all pertinent financial and accounting records and evidence pertaining to the provision Covered Services to Members in accordance with generally accepted accounting principles and other procedures specified by federal or state governments. Hospital shall maintain legible, comprehensive and chronological medical records documenting each episode of service to Members and detailing, as appropriate, history, physical findings, diagnoses and treatment plans. Financial and medical records shall be maintained by Hospital for such times as are or may be required by state and federal law and regulations.

1.10. Insurance. Hospital shall maintain at all times policies of general liability and professional liability insurance or self insurance with minimum limits of liability of One Million ($1,000,000.00) Dollars per occurrence and Three Million ($3,000,000.00) Dollars in annual aggregate covering Hospital, its agents and employees against any claims for damages out of any act or omission by Hospital, its agents and employees during terms of this Agreement. Hospital shall also maintain at all times automobile insurance, unemployment compensation insurance and workers' compensation insurance or self-insurance in accordance with the requirements of applicable federal and state laws and regulations. Upon request, Hospital shall furnish Health Plan with original certificates of insurance evidencing the insurances coverages and riders required.

1.11. Medical Treatment. Hospital agrees that Health Plan shall have no liability for the medical judgment of health care providers employed by or under contract with Hospital.

1.12. Required Disclosures. Hospital shall notify Health Plan in writing within ten (10) days of any of the following events:
      1.12.1.Suspension, termination, or cancellation of Hospital's state license, Medicaid certification or Medicare certification;

      1.12.2.Failure to maintain insurance coverage or self-insurance as prescribed in Section 1.10;

                                                                              17
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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

      1.12.3. Loss, Suspension or termination of JACHO or AOA accreditation;

      1.12.4. Hospital becomes aware that the license or admitting privileges of a Hospital-Based Physician who is employed by it are terminated or suspended for quality reasons

      1.12.5. Any change in assumed name(s) or taxpayer identification number(s) through which Hospital provides services and under which Hospital may submit claims under this Agreement.

      1.12.6.
1.13. Hospital Compliance with Health Plan Policies. Hospital agrees to be bound by the Plan Policies under the conditions set forth in section 2.2 and
      2.2.1 below.

1.14. PHYSICIAN QUALIFICATIONS.
      1.14.1. Hospital Credentialing/Re-Credentialing. Hospital shall cooperate with the credentialing and re-credentialing processes of Health Plan. Hospital represents that its Hospital-Based Physicians are licensed and in good standing to practice medicine in the State of Michigan. Hospital agrees to notify Health Plan of the termination or suspension admitting privileges of any physician known to Hospital to be a Health Plan Participating Physician.
      1.14.2. Admitting Physicians. Hospital represents that all physicians providing services at Hospital to Members shall be members of the medical staff of the Hospital in accordance with the Hospital's corporate and medical staff bylaws, policies, procedures, rules and regulations. No physician shall obtain or maintain medical staff membership or clinical privileges at Hospital by virtue of being a Participating Physician with Health Plan. A physician shall not be denied or granted admitting privileges based solely on whether the physician is or is not a Participating Physician.
      1.14.3. Hospital-Based Physicians. Hospital represents that it has the full legal power and authority to bind its Hospital-Based Physicians who are employees to the terms and conditions of this Agreement

1.15 Payment Administration. Hospital will cooperate with Health Plan's claims payment administration as set forth in Plan Policies including, but not limited to, coordination of benefits, subrogation, verification of coverage, prior certification and record keeping.

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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

1.16 No Unfair Labor Practices. Hospital represents and warrants that Hospital's name does not appear in the current register of employers failing to correct an unfair labor practice compiled pursuant to Section 2 of 1980 PA 278 as amended, MCL 423.322. Hospital agrees and acknowledges that, pursuant to Section 4 of 1980 PA 278, MCL 423.324, Health Plan may void this Agreement, if subsequent to the effective date of this Agreement, the name of Hospital appears in the register.

1.17 Non-Discriminatory Hiring. In the performance of services pursuant to this Agreement, Hospital agrees not to discriminate against any employee or applicant for employment, with respect to their hire, tenure, terms, conditions or privileges of employment, or any matter directly or indirectly related to employment, because of race, color, religion, national origin, ancestry, age, sex, height, weight, marital status, physical or mental handicap or disability. Further, Hospital agrees to comply with the provisions of the Americans with Disabilities Act of 1990 (42 USC 12101 et seq., and 47 USC 225).

1.18 Quality, Utilization and Risk Management. Hospital agrees to allow Health Plan to perform the review of the admission and continuation of hospitalization of Members and to cooperate with Health Plan's policies and procedures as set forth in Plan Policies for Q/U/RM or any other program of review that may be established to promote high standards of medical care. Hospital agrees to allow a "Utilization Review Coordinator" designated by Health Plan to assist Hospital personnel with discharge planning and utilization review for Members.

1.19 Compliance with Laws and Regulations. In performing its obligations under this Agreement, Hospital shall comply with all applicable laws, rules and regulations.

2.    OBLIGATIONS OF HEALTH PLAN

2.1. Prior Authorization. All Hospital Services provided to Members that are not mandated by EMTALA require Prior Authorization by Health Plan pursuant to Plan Policies. Health Plan shall provide twenty-four (24) hour, seven
      (7) day a week availability for Prior Authorization requests by Hospital for treatment, admission or other services. Hospital shall provide Health Plan with information obtained from the medical screening examination, provided in accordance with EMTALA, and presenting symptoms, physical findings, current medical status, and current diagnosis. Upon receipt of this information, Health Plan shall respond within sixty (60) minutes to a Hospital request for Prior Authorization to treat or admit a Member who is stable and has been evaluated and screened pursuant to the mandates of EMTALA.
      2.1.1. Documentation of Prior Authorization Process. Medical information submitted as required in Section 2.1 in support of the Prior Authorization request may be provided orally or in writing. If provided orally, the Health Plan Prior Authorization employee who takes the telephone request from Hospital shall write down or tape record the information provided. Both

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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

            Health Plan and Hospital staff will record each other's name and the time of telephone contact. If Health Plan gives Prior Authorization for treatment or admission, Health Plan shall provide Hospital with an authorization number or code.
      2.1.2.Authorization Response. Failure of Health Plan to respond to
            Hospital with approval or denial of Prior Authorization within the time frame set in Section 2.1 shall be deemed as Prior Authorization for Medically Necessary treatment appropriate to the diagnosis presented when seeking Prior Authorization.
      2.1.3.Effect of Prior Authorization. Prior Authorization by Health Plan shall not prevent Health Plan from a retrospective evaluation of medical services provided by Hospital pursuant to Plan Policies. Health Plan agrees that the grant of Prior Authorization for Covered Services shall create a rebuttable presumption that Medically Necessary services appropriate to the diagnosis presented at the time of Prior Authorization shall be paid for pursuant to this Agreement. Health Plan shall bear the burden to support denial of payment for Prior Authorized services through the dispute resolution process provided in Agreement.

2.2. Health Plan Policies. Health Plan shall provide Hospital with all Plan Polices upon execution of this Agreement.

      2.2.1. Amendments to Health Plan Policies. During the term of this Agreement, Health Plan may implement changes in the Plan Policies as may be required by state or federal law or regulation, Medicaid policy or at its discretion. If changes in the Plan Policies are required due to changes in law, regulation, and policy beyond the control of Health Plan, Health Plan shall provide a minimum of thirty (30) days notice to Hospital prior to implementation unless the required changes are mandated to be implemented in less time. For changes in Plan Policies that are not required by law, regulation or policy, Health Plan shall provide a minimum of (___) days notice to Hospital prior to implementation of such change. If Hospital does not exercise its option to terminate the agreement, Hospital agrees to comply with the amendments.

2.3. Insurance. Health Plan shall maintain at all times managed care errors and omissions liability insurance or self-insurance with minimum coverage of $1,000,000 per occurrence and $3,000,000 annual aggregate, covering Health Plan and its agents and employees against any claims for damage arising directly or indirectly in connection with its activities under this Agreement. Health Plan shall also maintain such amounts of insolvency or stop-loss insurance as may be required by OFIS pursuant to the laws of the State of Michigan pertaining to Health Maintenance Organizations. Additionally, Health Plan shall maintain at all times automobile insurance, unemployment compensation insurance, and workers' compensation insurance or self-insurance in accordance with the requirements of all applicable federal and state laws and regulations. Upon

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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

      reasonable request, Health Plan shall furnish Hospital with original certificates of insurance evidencing the insurances coverages and riders required.

2.4. Health Plan Determinations. Health Plan agrees that, provided the information supplied by Hospital is accurate, Hospital shall have no liability for determinations, including without limitation, determinations regarding coverage, Prior Authorization and Medical Necessity, that are made by Health Plan employees or contractors.

2.5. Compliance with Laws and Regulations. Health Plan represents that it is a Health Maintenance Organization licensed under the laws of the State of Michigan, that it has never been suspended, excluded or terminated as a contractor under Medicaid, Medicare, or other state or federal health care program, and that it-operates and will continue to operate in conformity with the statutes and regulations applicable to Medicaid contractors. In performing its obligations under this Agreement, Health Plan shall comply with all laws, rules and regulations of the United States and of the State of Michigan. All health professionals and laboratories providing services under this Contract shall be licensed and/or certified as required by law.

2.6. Quality, Utilization and Risk Management. (Q/U/RM) Health Plan agrees to perform Q/U/RM services required in connection with this Agreement and Plan Policies. Health Plan will reimburse Hospital $_____per page for copying expenses incurred by Hospital in conducting Q/U/RM.

2.7. Information. Health Plan will provide Hospital with the following documents (i) the current Credentialing, Re-Credentialing and Hearing Policy and; (ii) the current Utilization and Quality Management programs and, within a reasonable time after adoption, any changes or amendments; and, (iii) the current grievance procedures and, within a reasonable time after adoption, any changes or amendments; and, (iv), if Hospital bears risk under this Agreement, Hospital quarterly reports measuring actual utilization against utilization targets for Hospital.

2.8. Maintenance of Records. Health Plan shall maintain all pertinent financial and accounting records pertaining to the operation of this Agreement in accordance with generally accepted accounting principles or other procedures specified or accepted by the state or federal government. Health Plan will, from time to time and upon reasonable notice from Hospital, permit Hospital to inspect during regular business hours those financial statements and enrollment records which Health Plan maintains and which pertain to the operation of this Agreement. Health Plan shall maintain financial records for such time period as is or may be required under state or federal law or regulation.

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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

2.9. Member Disputes. Health Plan will notify Hospital of all Member complaints involving Hospital. Health Plan agrees to assist Hospital in resolving disputes with Members.

2.10. Member Identification. Health Plan shall provide for distribution of identification cards to its Members. Each card will include a toll-free number that Hospital may use during normal business hours to check eligibility and enrollment in Health Plan. During non-business hours, eligibility verification and plan membership will be available through the state enrollment broker.

3.    PAYMENT FOR SERVICES

3.1. Compensation. Health Plan shall pay for all services required by EMTALA and for Prior Authorized Covered Services that Hospital provides to Members in accordance with the payment rates or schedules set forth in Attachment____ incorporated in this Agreement. Absent an agreement establishing different rates or schedules, Health Plan shall pay Hospital according to the Medicaid Rates as established and published by MDCH. Hospital shall not be paid for Covered Services where Prior Authorization was required under the terms of this Agreement and was not obtained in accordance with Section 2.1 or the Plan Policies.

3.2. Billing. Hospital shall exhaust all other insurance resources which could cover all or part of the costs of services delivered to a Member prior to submitting any bill for services to Health Plan pursuant to this agreement. Hospital shall bill Health Plan for Prior Authorized Covered Services and services provided pursuant to EMTALA.
      3.2.1. Electronic Billing. Any electronic billing statement submitted by the Hospital to Health Plan shall include all information required in the UB-92 form, (UB-92 Version 050), including detailed and descriptive medical, service and patient data and identifying information. If the Hospital uses a clearing house for electronic claims processing, the date of receipt by Health Plan will be the date the Health Plan or Health Plan's clearinghouse receives control of the claim from the Hospital's clearinghouse. If the Hospital's clearinghouse returns the claim for incorrect or incomplete information, the billing statement will not be considered received by Health Plan and the time limits for payment will not begin to run until actually received. If both the Hospital and (Health Plan) use the same clearinghouse, the date of receipt by the (Health Plan) will be considered the date on which the clearinghouse has determined pursuant to the contract with the Hospital that all ordered checks and edits are complete.
      3.2.2. Billing Submission Deadline. Hospital shall present Health Plan with the billing statement within (________) days from the date of performance of Covered Services to Members. It is acknowledged that situations may necessitate the extension of the (______) day submission deadline and the parties may agree to extend this deadline on a case-by-case basis. Among the justifications for

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           HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

            delaying submission of a claim are, changes in eligibility, coordination of benefits, other third-party payor issues or internal Hospital risk management. Absent an agreement to extend the time for submission of a bill, Health Plan shall have no obligation to pay any bill submitted beyond this (____) day limit.

3.3. Payment. Health Plan shall make payment to Hospital within forty-five (45) days of receipt of a Clean Claim. Hospital shall not resubmit any billing during this 45-day period except in response to a Health Plan request for additional information pursuant to Section 3.4. Health Plan shall pay simple interest at a rate of (____)% per annum on payment amount of any Clean Claim not paid within (____) days.

3.4. Rejected Claims. Health Plan shall provide Hospital with a written request for additional information within thirty (30) days after receipt of an inaccurate or insufficient billing statement. A corrected bill submitted by Hospital pursuant to this section shall reinitiate Section 3.3's time for processing a Clean Claim. A bill rejected after resubmission pursuant to this section shall be referred to the dispute resolution process and will not bear interest unless imposed under the dispute resolution process.

3.5. Adjusted Payments. Health Plan may make an adjusted payment on a submitted claim within forty-five days from the date of receipt where the circumstances do not support the billing criteria for the level of service submitted on the claim. Any adjusted payment shall include a full and complete explanation and remittance advice. Hospital reserves the right to contest any adjustment and pursue any remedies through the dispute resolution processes in this Agreement.

3.6. Recoupment. Health Plan may recoup from, or offset against, amounts owed to Hospital under this Agreement, any payments made by Health Plan to Hospital that are in violation of Medicaid policy, Plan Policies or this Agreement. Hospital has the right to dispute any action by Health Plan to recoup or offset claims pursuant to this section through resort to the Dispute Resolution Procedures of this Agreement.

3.7. Member Hold Harmless. Except for applicable Member co-payments and deductibles provided under Benefit Certificates Hospital shall look only to Health Plan for compensation for Covered Services rendered to a Member and shall accept the payments set forth in this Agreement as payment in full for all Covered Services rendered to a Member. In no event, including but not limited to nonpayment by Health Plan, insolvency of Health Plan or breach of this Agreement, shall Hospital bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, seek deductibles or co-pays from or have any recourse against a Member or persons (other than Health Plan) acting on his/her behalf for Covered Services provided pursuant to this Agreement. Hospital shall give notice to Members regarding any charges for Non-Covered

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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

      Services. Notwithstanding the foregoing, Hospital may accept payments from third-party payors (e.g. Blue Cross blue Shield of Michigan, auto insurance, etc.) or others who are legally responsible for payment of a Member's medical bill. This Section shall survive termination of this Agreement, regardless of the cause of termination and shall be construed to be for the benefit of Members. Hospital further agrees that this Section supersedes any oral or written agreement hereafter entered into between Hospital and Member or persons acting on the Member's behalf insofar as such agreement relates to payment for Covered Services provided under the terms and conditions of this contract. Except as otherwise provided in this Agreement or as required by MDCH Medicaid policies, bulletins and federal law, this Section is not intended to apply to services provided after this contract has been terminated or to Non-Covered Services.

3.8. Third-Party Payors and Coordination of Benefits. In the event that a Member's medical expenses are eligible, in whole or in part, to be paid by any governmental program, other than by Medicaid, or by a public or private insurance or benefit plan (collectively, "third-party payors"), Health Plan shall coordinate primary and secondary payment responsibility with such other third party payors pursuant to federal and state third party liability statutes and regulations including 42 C.F.R. 433.135-139,
      MCLA: 400.106(l)(b)(ii), MCLA 500.3101 et seq., as amended (Michigan No-Fault Law), and the Michigan Workers' Compensation Disability Act of 1969, as amended. Hospital shall cooperate with Health Plan's efforts to recover such payments or reimbursements.

3.9. Billing Disputes. At least quarterly throughout the term of this Agreement the parties will make a good faith effort to negotiate and resolve all billing disputes. Every bill must be considered in such a quarterly billing resolution conference prior to submission to mediation or arbitration under the provisions of Section 5.2.

3.10. Financial Relationship with Health Plan. Health Plan will not prohibit Hospital from discussing Hospital's financial relationship with Member.

4.    TERMINATION

4.1. Term and Renewal. The term of this Agreement is for one (1) year unless, terminated by either party pursuant to this Agreement. The Agreement begins at 12:01 AM on the effective date stated above. This Agreement shall automatically renew on an annual basis unless either party notifies the other in writing ninety (90) days prior to the renewal day of the Party's intention to terminate the Agreement.

4.2. Termination without Cause. After the first six (6) months, this Agreement may be terminated without cause by either party upon written notice given ninety (90) days in advance of such termination.

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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

4.3. Termination for Cause. Either party may terminate this Agreement for a material breach of this Agreement upon written notice given forty-five
      (45) days in advance of such termination. The failure of Health Plan to make payments required under this Agreement may be deemed to be a material breach. The failure of Hospital to comply with the policies and procedures of the Plan Policies may be deemed a material breach. In the event of notification of intent to terminate with cause by either party, the breaching party shall have twenty-one (21) days to cure such breach. Unless the material breach is cured, the 21 day period to cure will not extend termination date.

4.4. Automatic Termination. This Agreement will automatically terminate if any of the following events occur:
      4.4.1 Suspension or termination for any reason of Health Plan as a Medicaid contractor
      4.4.1. Health Plan loss of licensure as an HMO.
      4.4.2. Hospital's state license, Medicare or Medicaid certification or JCAHO or AOA accreditation is revoked, terminated, or suspended.
      4.4.3. Suspension or termination of Hospital status as a Medicaid
             Provider.

4.5.  Termination due to Material Change in Plan Policies. Pursuant to section
      2.2.1 above, Health Plan must notify Hospital of changes in Plan Policies in a timely manner prior to implementation. In the event that Health Plan elects to amend Plan Policies, and such amendment affects Hospital adversely, Hospital shall be entitled to terminate this Agreement. Hospital shall notify Health Plan immediately of its intent to terminate under the section. Termination pursuant to the section shall be effective on the effective date of such amendment but no case less than Fourteen
      (14) days following such notification of termination pursuant to this section.

4.6. Rights upon Termination. Upon termination of this Agreement, the rights of each party hereunder shall terminate, provided however, that Hospital shall be required to treat Members receiving authorized treatment at the time of termination of this Agreement until Member is discharged. Health Plan shall be required to pay Hospital pursuant to payment terms of this Agreement for all services performed in connection with such treatment. Subject to treatment concerns of the Member including continuity of care involving attending specialists and availability of alternative hospital providers, Health Plan shall use its best efforts to arrange for the reassignment and transfer of Members as soon as possible following the termination of this Agreement.

5.    DISPUTE RESOLUTION

5.1. Notice. When either party perceives the existence of a dispute, it shall give written notice to the other party describing the nature of the dispute and a proposed resolution. The parties shall negotiate in good faith in an attempt to

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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

      resolve the dispute. Section 5.2 of this Agreement shall not apply to matters relating to Health Plan credentialing, re-credentialing or peer review activities.

5.2.  Mediation and Binding Arbitration.
      5.2.1. Mediation. If the negotiations required in Section 5.1 fail to resolve the dispute, either party may request mediation under the Rules for Mediation of the Alternative Dispute Resolution Service of the American Health Lawyers Association. If the other party agrees, then both parties shall participate in that mediation. Costs shall be apportioned in accordance with the Rules for Mediation. The legal and administrative costs of the parties shall not be considered costs of mediation subject to apportionment.

      5.2.2. Binding Arbitration. If the parties do not mediate or mediation does not resolve the dispute within sixty (60) days of the request for mediation, either party may seek binding arbitration either under the Rules for Arbitration of the Alternative Dispute Resolution Service of the American Health Lawyers Association or though the auspices of MDCH. Both parties must agree to binding arbitration. If MDCH arbitration is chosen, costs shall be shared equally. If the American Health Lawyers Association process is chosen, costs shall be apportioned pursuant to the Rules for Arbitration. The legal and administrative costs of the parties shall in neither case be considered costs of arbitration subject to apportionment. An award entered by the arbitrator shall be final and judgment may be entered on it in accordance with applicable law. A request for binding arbitration is not valid if it is made after the date when the institution of legal or equitable proceedings on the underlying dispute would be barred by the applicable statue of limitations.

5.3. Limitation on Binding Arbitration. The binding arbitration procedures described in Section 5.2.3 above shall not apply to any claims between the parties arising out of third party claims asserting malpractice or professional negligence and the parties are not precluded from asserting claims against each other based on contribution, indemnity, breach of contract, or other legal theories, by way of cross-claim or third-party complaint in any court action commenced by a third party which alleges malpractice or professional negligence against either or both of the parties to this contract.

5.4. MDCH Rapid Dispute Process. Notwithstanding the provisions of Section 5.2, the parties may utilize any dispute resolution process developed and implemented by MDCH. Costs of any such dispute resolution process will be born in accordance with the policies established by MDCH in establishing such a dispute resolution process.

5.5. OFIS Claims Processing Appeals. Notwithstanding the provisions of Section 5.2, disputes involving timely claims processing within the provisions of Public Act 187 of 2000, which amended MCL 400.111a and 400.111b and added MCL

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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

      400.111i may be appealed to OFIS. Procedures and requirements of OFIS apply to any appeal under these provisions. OFIS will not entertain appeals of claims which have already been subject to binding arbitration.

6.    MISCELLANEOUS PROVISIONS

6.1. Definitions. Attachment A contains definitions of terms utilized throughout this Agreement and is hereby expressly incorporated into and made part of this Agreement.

6.2. Relationship of Parties. The relationship of Hospital to Health Plan is that of an independent contractor. Neither Hospital nor any of its employees shall be considered under the provisions of this Agreement or otherwise as being an employee of Health Plan nor shall Health Plan nor any of its employees be considered under the terms of this Agreement or otherwise as being an employee of Hospital. Each party is solely responsible to meet its own financial obligations to its employees including provision of workers' compensation and unemployment insurance coverage, malpractice and other liability insurance, payment of federal state and local taxes and any other costs or expenses necessary to carry out its obligations under this contract. No work, act, commission or omission of any party, its agents, servants or employees, pursuant to the terms and conditions of this Agreement, shall be construed to make or render any party, its agents, servants or employees, an agent, servant, representative or employee of, or joint venturer with, the other party.

6.3. Treatment Options. Hospital shall not be prohibited from discussing treatment options with Health Plan Members that may not reflect Health Plan's position or may not be covered by Health Plan.

6.4. Advocating on Behalf of Health Plan Members. Hospital shall not be prohibited from advocating on behalf of a Health Plan Member in any grievance or utilization review process or individual authorization process to obtain necessary health care services.

6.5. Orderly Transfer. Hospital agrees, in the event of termination of this Agreement, to cooperate with Health Plan in the orderly transfer of Members being treated or evaluated.

6.6. Accreditation. Both parties agree to cooperate and facilitate the efforts of the other party to obtain and maintain appropriate accreditation from JACHO, AOA, National Committee for Quality Assurance (NCQA), Accreditation Association for Ambulatory Health Care (AAAHC), American Accreditation HealthCare Commission (URAC) or other appropriate accrediting body.

6.7. Confidential Information. The parties agree that the items of information subject to confidentiality under this Agreement are: (i) medical information

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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

      relating to individual Members; (ii) the schedule of compensation to be paid to Hospital; (iii) all Q/U/RM documents and peer review information; and, (iv) any financial or utilization information provided by Hospital to Health Plan including charge masters the compensation schedule (if different from Medicaid Rates) set forth in the relevant attachments to this Agreement. Otherwise, all other information, including the general manner by which Hospital is paid under this Agreement and the general terms and conditions of this Agreement, may be shared with Members in the reasonable and prudent judgment of the parties to this Agreement.

      6.7.1. Notwithstanding the above designation as confidential, Health Plan may disclose financial or utilization information to third parties as necessary: (i) to satisfy internal quality and utilization requirements; (ii) to share with employees or agents of Health Plan who need to know the information carry out Health Plan's quality and utilization obligations; (iii) to satisfy mandatory governmental or regulatory reporting requirements; (iv) to compare cost, quality and service among providers with whom Health Plan has contracted or intends to contract; (v) for premium setting purposes; (vi) for HEDIS reporting; (vii) for JCAHO, NCQA or other reporting necessary for accreditation purposes; or (viii) to perform any of Health Plan's obligations under this Agreement. Any information disclosed to third parties pursuant to this subsection shall remain confidential and Health Plan shall require third party recipients of such information to maintain confidentiality.

      6.7.2. Health Plan shall be permitted to prepare and disclose to a third party a report of Hospital's quality data provided however, that Hospital quality data shall not include any information that identifies an individual Member or an individual Hospital or information that is privileged or confidential under peer review or patient confidentiality state or federal laws. For purposes of this subsection, Hospital's quality data includes, without limitation:
            (i) utilization data of all contracted Hospitals in the aggregate;
            (ii) HEDIS data production and performance evaluation; (iii) Member satisfaction data; (iv) overall compliance with JCAHO or other comparable quality standards (i.e., NCQA) and (v) Health Plan's disenrollment data.

6.8. Grievances. Health Plan shall notify Hospital of any and all Member complaints involving Hospital. Hospital shall notify Health Plan of any and all Member complaints received from Members. Hospital and Health Plan shall make good faith efforts to investigate complaints and work together to resolve Member complaints in a fair and equitable manner. Hospital shall participate in and cooperate with the Health Plan grievance procedure and comply with final determinations provided in accordance with that procedure. A copy of the Health Plan grievance procedure shall be provided to a Member at the time of enrollment and to Hospital upon execution of this Agreement. This provision shall survive termination of this contract.

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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

6.9. Ownership of Medical Records. All medical records shall belong to Hospital. The release, disclosure, removal or transfer of such records shall be governed by state and federal law and the parties established policies and procedures. Hospital agrees to make a Member's medical records available to Health Plan for purposes of assessing quality of care, conducting medical care evaluations and audits and determining on a concurrent basis the medical necessity and appropriateness of care provided to Health Plan Members. Hospital also agrees to make Member medical records available to appropriate state and federal authorities and their agents for purposes of assessing quality of care or investigating Member grievances. Hospital agrees to comply with all applicable state laws and administrative rules and federal laws and regulations related to privacy and confidentiality of medical records.

6.10. Indemnification by Health Plan. At all times during the term of this Agreement, Health Plan shall indemnify, defend and hold harmless Hospital, its officers, directors, employees, and/or agents from and against all claims, damages, causes of action, cost or expense, including court costs and reasonable attorney's fees, to the extent the liabilities and damages are the result of the sole negligence or other wrongful conduct by Health Plan, its agents and/or employees, arising from this contract.

6.11. Indemnification by Hospital. At all times during the term of this Agreement, Hospital shall indemnify, defend and hold harmless Health Plan, its officers, directors, employees and/or agents against all claims, damages, causes of action, cost or expense, including court costs and reasonable attorney's fees, to the extent that the liabilities and damages are the result of the sole negligence or other wrongful conduct by Hospital, its agents and/or employees, arising from this contract.

6.12. Indemnification for Peer Review. Health Plan will indemnify and hold Hospital harmless against any and all liability or loss, including costs and expenses of defending any such claim, arising from Hospital's participation in Health Plan's peer review.

[Sections 6.9, 6.10, and 6.11 are optional. The decision whether to include them is subject to negotiation between the parties and requires assessment of impact on insurance.]

6.13. Assignment. Neither this Agreement nor any rights or obligations hereunder shall be assignable by either party without the prior written consent of the other party, nor shall the duties imposed herein upon either party be subcontracted or delegated without the prior written approval of the other party.

6.14. Entire Agreement. This Agreement (including attachments) and the Plan Policies contain the entire agreement between the parties with respect to the subject matter of this Agreement. If a conflict develops between this Agreement

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          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

      and the Plan Policies, Plan Policies shall take precedence. Neither Hospital nor Health Plan shall be subject to any requirements other than as set forth in this Agreement or the Plan Polices. The failure of a party to insist on the strict performance of any condition, promise, agreement or undertaking set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same condition, promise, agreement or undertaking at a future time.

6.15. Severability. If any provision of this Agreement or portion is declared invalid or unenforceable, the remaining provisions shall nevertheless remain in full force and effect.

6.16. Notices. Any notice required to be given pursuant to the terms and provisions of this Agreement may be sent by first class mail, facsimile, or by certified mail, return receipt requested, postage prepaid, to the following parties: Health Plan Designated Party and Address_________________________________________________________________
      Hospital Designated Party and Address
      ________________________________________.

6.17. Controlling Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Michigan.

6.18. Marketing. Each party to this Agreement specifically authorizes the other party to include it in any and all marketing and advertising materials. Each will provide the other copies of any written marketing materials referencing the other. The parties further acknowledge that this Agreement may be terminated and agree to hold the other harmless for any continued use of marketing materials if such materials were prepared before the receipt of a notice of termination. The parties shall hold each other harmless from reliance upon inaccurate or incomplete information provided by the other in such materials. Except for purposes encompassed by this Section, neither party may utilize the trademarks or service marks of the other party without the express written approval of the other party.

6.19. Limitation of Third Party Rights. This Agreement is intended solely for the benefit of the parties, and is not intended to create any rights or benefits, either express or implied, in any other person, including, without limitation, patients of Hospital, Hospital's successors or assigns. Health Plan may not subcontract or resell any rights to Hospital access or prices created by this Agreement to any third party without the express written approval of Hospital.

6.20. Regulatory Approval. The parties acknowledge and agree that this Agreement may be subject to approval by OFIS.

6.21. Mutual Cooperation. To the extent a conflict of interest is not created hereby each party shall cooperate with the other with respect to any action, suit or

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

          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

      proceeding commenced against either party by a person or entity not a party hereto with respect to the subject matter thereof.

Signed                                            Date
       -------------------------                       -------------------------
Signed                                            Date
       -------------------------                       -------------------------

                                                                              31
                                                                         9/27/01

          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

                           ATTACHMENT A. DEFINITIONS.

The following definitions apply to the entire contract and all attachments.

1) Benefits Certificate means the written document approved by the Division of Insurance, as issued to the Member, which explains the scope of benefits, limitations of coverage and exclusions governing the Member's health care benefit coverage pursuant to the Health Plan's Medicaid Contract with the State of Michigan. Health Plan represents that the Benefit Certificate includes at a minimum all required services as defined by (i) Section 400.105 of the Michigan Compiled Laws; (ii) title XIS of the federal Social Security Act, 42 USC 1936 et seq; (iii) MDCH Program Manuals and Bulletins; (iv) the Comprehensive Health Care Program Contractor agreement between Health Plan and the State of Michigan.
      2) Clean Claim means a claim as defined in OFIS Bulletin 2000-09 as follows:
            (a) Is submitted within the time frame required under this Agreement;
            (b) identifies the name and appropriate tax identification number of the health professional or the health facility that provided treatment or service and includes a matching provider ID number assigned by Health Plan;
            (c) identifies the patient (member ID number assigned by Health Plan, address, and date of birth);
            (d)   identifies Health Plan (Health Plan name and/or ID number)
            (e)   lists the date (m/d/y) and place of service;
            (f) is for covered service (Services must be described using uniform billing coding and instructions (ANSI X12 837) and ICD-9-CM diagnosis. Claims submitted solely for the purpose of determining if a service is covered are not considered clean claims.)
            (g) if necessary, substantiates the medical necessity and appropriateness of the care or services provided, that includes any applicable authorization number if prior authorization is required by Health Plan;
            (h) includes additional documentation based upon services rendered as reasonably required by Plan Policies;
            (i) is certified by Hospital that the claim is true, accurate, prepared with the knowledge and consent of Hospital, and does not contain untrue, misleading, or deceptive information, that identifies each attending, referring, or prescribing physician, dentist, or other practitioner by means of a program identification number on each claim or adjustment of a claim;
            (j) is a claim for which Hospital has verified the member's Medicaid eligibility and enrollment in Health Plan before the claim was submitted;
            (k) is not a duplicate of a claim submitted within 45 days of the previous submission;

                                                                              32
                                                                         9/27/01

          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

            (1) is submitted in compliance with all of Health Plan's prior authorization and claims submission guidelines and procedures;
            (m) is a claim for which Hospital has exhausted all known other insurance resources;
            (n) is submitted electronically if Hospital has the ability to submit claims electronically
            (o) uses the data elements of UB92, (UB92 Version 050), as appropriate.

3) Co-Payment means the predetermined amount a Member must pay, whether stated as a percentage or a fixed dollar, to receive a specific service or benefit.

4) Covered Services means those health care services that Health Plan has committed to provide to Members under the Benefit Certificate

5) Credentialing and Re-Credentialing means the policy that Health Plan will follow in credentialing a new applicant in providing Covered Services and recredentialing every two years.

6) Elective Admissions and Services means all health services not necessary to evaluate, screen and stabilize an Emergency Medical Condition as required by the Emergency Medical Treatment and Active Labor Act, 42 USC 1395dd ("EMTALA").

7) Emergency Medical Condition means a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent lay person, with an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in: (i) serious jeopardy to the health of the individual or in the case of a pregnant woman, the health of the woman or her unborn child;
      (ii) serious impairment to bodily functions; or (iii) serious dysfunction of any bodily organ or part.

8) Hospital-Based Physician means a licensed physician employed by the Hospital or under contract with the Hospital for the provision of professional medical services to patients of the Hospital, including, without limitation, radiologists, anesthesiologists, pathologists, and emergency room physicians.

9) Hospital Services means Covered Services customarily provided by a hospital including, without limitation, inpatient services, outpatient services and emergency services, treatment and supplies.

10) Inpatient Services means all Hospital Services that a Hospital provides to a Member who is admitted to Hospital for a period twenty-four (24) hours or more. This term shall not include any professional component of the services, or any personal, non-medical expenses incurred by Member.

                                                                              33
                                                                         9/27/01

          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

11)   MDCH means the Michigan Department of Community Health.

12) MDCH/Health Plan Agreement means the agreement between the State of Michigan and Health Plan pursuant to which Health Plan agrees to arrange for the delivery of Covered Services to Members.

13) Medicaid Rates means the entire amount payable by MDCH to Hospitals for covered medical services provided to Medicaid beneficiaries who are not enrolled in health plan pursuant to an MDCH/Health Plan Agreement. It includes, without limitation, Diagnosis Related Group (DRG) payments, Per Diem payments for exempt units, outpatient fee screen payments and applicable Pass-Through payments. The amount payable is reduced by any other available resource such as Medicare, other insurance or a beneficiary's patient pay amount or spend down amount required to be collected by the Hospital.

14) Medical Director means the individual designated by Health Plan to act as its Medical Director.

15) Medically Necessary or Medical Necessity means health care services which are all of the following:

      a) appropriate and necessary for the diagnosis or treatment of a medical condition;
      b) provided for the diagnosis or direct care and treatment of a medical condition;
      c) within the standards of good and accepted medical practice within the established medical community;
      d) not primarily for the convenience of the Member, the Member's physician or another health care provider;
      e)  the most appropriate level of service which can be provided safely.

16)   Member means a Medicaid beneficiary who is enrolled in the Health Plan.

17) Non-Covered Service means health services that (i) are not included in the definition of Covered Services, or (ii) are services provided before an individual becomes a Member or after an individual ceases to be enrolled as a Member of Health Plan or, (iii) services not required by EMTALA for which Hospital did not secure Prior Authorization.

18) OFIS means the Office of Financial and Insurance Services in the Michigan Department of Consumer and Industry Services.

19)   Outpatient Services means all Covered Services other than Inpatient
      Services.

20) Participating Physician means a duly licensed physician by the State of Michigan who has individually agreed or is an employee, independent contractor or member of a professional service corporation that has agreed to provide Covered Services

                                                                              34
                                                                         9/27/01

          HEALTH PLAN CONTRACT CHANGES TO BE EFFECTIVE OCTOBER 1, 2001

      for Members on behalf of Health Plan pursuant to a contract or agreement with Health Plan.

21) Participating Provider means a health care provider, including individuals, organizations and facilities, who/which have entered into agreements with Health Plan to provide Covered Services to Members. A Participating Physician is also a Participating Provider.

22) Plan Policies refers not only to documents so titled by Health Plan but also to Health Plan Provider Manual, Health Plan Formulary, procedures, and guidelines developed by Health Plan which address matters such as verification of eligibility, coordination of benefits, transfer policies, quality management, utilization management, peer review and Medicaid Member grievance procedures, standards, bulletins and subsequent additions, revisions and deletions.

23) Physician Services mean Covered Services provided by a physician and include primary care and specialty care services.

24) Health Plan means the Medicaid managed care plan, which is part of the MDCH program to provide medical assistance established by Section 105 of Act No.280 of the Public Acts of 1939, as amended, being 400.105 et seq. of the Michigan Compiled Laws and Title XIX of the federal Social Security Act, 42 U.S.C. 1396 et seq. and the Medicaid Contract between Health Plan and the State of Michigan.

25) Primary Care Physician (PCP) means a physician who has the responsibility for providing initial and primary care to and for managing the total patient care of Members. A Primary Care Physician may be a general practitioner, internist, pediatrician, family practitioner or obstetrician/gynecologist.

26) Prior Authorization or Authorized refers to Hospital securing the approval of Health Plan before delivery to provide non-emergency services to a Member. The standards governing prior authorization and the procedure for obtaining are delineated in Plan Policies.

27) Utilization and Quality Management means the prospective, concurrent, and retrospective utilization management and quality management that Health Plan applies to Covered Services.

END

                                                                              35
                                                                         9/27/01

Form No. DMB 234A (Rev. 1/96)                                             [SEAL]
AUTHORITY: Act 431 of 1984
COMPLETION: Required
PENALTY: Failure to deliver in accordance with contract terms and conditions and this notice, may be considered in default of Contract

                                STATE OF MICHIGAN
                       DEPARTMENT OF MANAGEMENT AND BUDGET        April 30, 2002
                              ACQUISITION SERVICES
                        P.O. BOX 30026, LANSING, MI 48909
                                       OR
                        530 W. ALLEGAN, LANSING, MI 48933

                               CHANGE NOTICE NO. 5
                                       TO
                            CONTRACT NO. 071B1001026
                                     between
                              THE STATE OF MICHIGAN
                                       and
--------------------------------------------------------------------------------
 NAME & ADDRESS OF VENDOR                           TELEPHONE Michael A. Graham
   Molina Healthcare of Michigan, Inc.              (248) 454-1070
   dba Molina Healthcare of Michigan                ---------------------------
   43097 Woodward Avenue, Suite 200                 VENDOR NUMBER/MAIL CODE
   Bloomfield Hills, MI 48302                       (2) 38-3341599  (009)
                                                    ---------------------------
                                                    BUYER  (517)241-1647
                                                    /s/ Irene Pena
                                                    ---------------------------
                                                    Irene Pena
-------------------------------------------------------------------------------
Contract Administrator. Rick Murdock
 Comprehensive Health Care Program (CHCP) Services for Medicaid Beneficiaries in
          Selected Michigan Counties -- Department of Community Health
-------------------------------------------------------------------------------
CONTRACT PERIOD:        From: October 1, 2000            To: October 1, 2004
-------------------------------------------------------------------------------
 TERMS                                      SHIPMENT
          N/A                                                N/A
-------------------------------------------------------------------------------
 F.O.B.                                     SHIPPED FROM
          N/A                                                N/A
-------------------------------------------------------------------------------
MINIMUM DELIVERY REQUIREMENTS
*Plus three (3) each possible one-year extensions
-------------------------------------------------------------------------------

NATURE OF CHANGE (S):

      Effective immediately, the attached list of changes are hereby incorporated into this contract per agency request from Rick Murdock.

TOTAL ESTIMATED CONTRACT VALUE REMAINS:

      The exact dollar value of this contract is unknown; the contractor will be paid based upon actual beneficiary enrollment at the rates (prices) specified in Attachment A to the original Notice of Contract.

                         Proposed Contract Change Notice
                        Comprehensive Health Care Program
                   For Contracts Awarded under ITB 17110000251

1.   PROPOSED CONTRACT CHANGE NO. 1:

     Amend Title Page of Contract, under "Contract Period" by deleting "October 1, 2002" and inserting "October 1, 2004."

     Amend Section I-A (Purpose) by deleting the last two sentences and inserting with following:
          The term of the Contract shall be effective October 1, 2000 and continue until October 1, 2004. The Contract may be extended for no more than one (1) year extension after September 30, 2004.

     Amend Section I-D (Term of Contract) by deleting the first two sentences and inserting the following:
          The term of the Contract shall be effective October 1, 2000 and continue until October 1, 2004. The Contract may be extended for no more than one (1) year extension after September 30, 2004.

     Rationale: This is the first possible contract extension permitted under the current agreement. The State of Michigan will not be initiating a competitive re-bid for the Comprehensive Health Care Program over the next several years. Therefore, extending the contract for additional two years is requested. The original contract anticipated a possible five year contract if all extensions were used. With implementation of the Contract Change Notice, the Contract will be a total of four years and defers the decision on re-bidding until FY 04/05, unless the final potential extension is implemented at that time.

2.   PROPOSED CONTRACT CHANGE NO. 2:

     Amend Section I-C, (Contract Administrator) by deleting the current listed "Contract Administrator" and replacing with the following Contract
     Administrator:
          Cheryl Bupp
          Manager, Plan Management Section
          Comprehensive Health Plan Division
          Michigan Department of Community Health
          P.O. Box 30479
          Lansing, Michigan 48909

     Rationale: The change reflects the responsibility of the Ms. Bupp for the day-to-day management of the Contract.

3.   PROPOSED CONTRACT CHANGE NO. 3:

     Amend Section II-W, (Contract Remedies), by inserting the following at the end of the section:
          "The DCH will not apply any Contract Remedy to two Performance Standards listed in Attachment D that address the issue of Customer
     Services: (Provider Choice and Provider Selection)."

     Rationale: The change is to assure Contracting Health Plans that the Performance Standard (Attachment D of the Contract) based "solely on consumer surveys" will not be subject to application of any future Contract Remedy.